UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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LEGG MASON-SPONSORED FUNDS

620 Eighth Avenue, 49th Floor

New York, NY 10018

April 16, 2020

Dear Shareholder:

A special meeting of shareholders of your Fund is scheduled to be held at the offices of Legg Mason, Inc. (“Legg Mason”) at 620 Eighth Avenue, 49th Floor, New York, New York 10018, on July 14, 2020, at 11:00 a.m. (Eastern time), to vote on the proposals listed in the enclosed Joint Proxy Statement. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement in the manner discussed in these materials.

Legg Mason is the parent company of the investment managers and the subadvisers of the Funds named in the Joint Proxy Statement. Legg Mason has entered into an agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, under which Franklin Templeton will, subject to approval by Legg Mason’s shareholders and satisfaction of other conditions, acquire Legg Mason. The sale will cause the Funds’ current management and subadvisory agreements to terminate in accordance with applicable law. In order for each Fund’s operations to continue uninterrupted after the sale, we are asking the shareholders of each Fund to approve new agreements. Each Fund’s Board has approved the new agreements. It is important to note that your Fund’s management fee rate under its new agreement will remain the same, and the acquisition is not expected to result in any change in the portfolio managers of your Fund.

Your Fund’s Board recommends that you vote “FOR” each of the proposals applicable to your Fund. However, before you vote, please read the full text of the Joint Proxy Statement for an explanation of each of the proposals.

Your vote on these matters is important. Even if you plan to attend and vote at the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy promptly.

If you have any questions about the proposals to be voted on, please call Computershare Fund Services and AST Fund Solutions, LLC at 866-963-5819.

Sincerely,

Jane E. Trust

President of the Funds

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Page
For BrandywineGLOBAL—Global Opportunities Bond Fund, QS U.S. Small Capitalization Equity Fund and QS International Equity Fund:
	Appendix I-5	Side-by-side comparison of Current and New Management Agreement Provisions	I-5-1
	Appendix I-6	Form of New Management Agreement	I-6-1
Appendix J	New Subadvisory Agreement
For all funds except those identified in Appendix J-3 – J-4:
	Appendix J-1	Side-by-side comparison of Current and New Subadvisory Agreement Provisions	J-1-1
	Appendix J-2	Form of New Subadvisory Agreement	J-2-1
For BrandywineGLOBAL—Global Opportunities Bond Fund, QS U.S. Small Capitalization Equity Fund and QS International Equity Fund:
	Appendix J-3	Side-by-side comparison of Current and New Subadvisory Agreement Provisions	J-3-1
	Appendix J-4	Form of New Subadvisory Agreement	J-4-1

ii

IMPORTANT NEWS FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the materials in this booklet.

Questions and Answers

Q.	Why did you send me this booklet?

A.

This booklet contains a notice of meetings of shareholders of investment funds (each, a “Fund” and together, the “Funds”) sponsored by Legg Mason, Inc. (“Legg Mason”). The booklet also contains a proxy statement describing the matters to be considered at the shareholder meetings and giving information about them. You are receiving these proxy materials because you own, directly or through a broker-dealer, bank, insurance company or other intermediary, shares of one or more Funds. As such a shareholder, you have the right to vote on the proposals concerning your investment in the Fund or Funds in which you own shares.

Q.	Who is asking for my vote?

A.

The Board of Trustees (“Board”) of each Fund is asking you to vote at the meeting on the proposals applicable to your Fund. Your Fund’s Board oversees the business and affairs of your Fund and is required by law to act in what the Board believes to be the best interests of your Fund.

Q.	How does my Fund’s Board recommend that I vote?

A.	After careful consideration, your Fund’s Board recommends that you vote FOR each proposal applicable to your Fund.

Q.	What am I being asked to vote “FOR” in this proxy?

A.	You are being asked to vote in favor of proposals to:

•	Approve a new management agreement for your Fund with your Fund’s manager.

•	Approve a new subadvisory agreement with each of your Fund’s subadvisers.

Each new agreement will take effect when the manager or subadviser becomes a subsidiary of Franklin Templeton.

Q.	Why am I being asked to vote on new management and new subadvisory agreements?

A.

Legg Mason is the parent company of the Funds’ investment managers and the Funds’ subadvisers. Legg Mason has entered into an agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, under which Franklin Templeton will acquire Legg Mason. Upon completion of the sale, the Funds’ investment managers and the subadvisers will become subsidiaries of Franklin Templeton. The sale will result in what is commonly called a “change of control” of Legg Mason and will cause the Funds’ current management and subadvisory agreements to terminate in accordance with applicable law. The sale will not be completed unless certain conditions are met. One of these conditions is that advisory clients of Legg Mason investment affiliates representing a specified percentage of Legg Mason revenue consent to the continuation of their advisory relationships after completion of the sale.

The sale will not result in any changes to the contractual management fee rates charged to the Funds, nor will the sale itself cause currently effective expense waiver and reimbursement arrangements applicable to the Funds to change. The sale also is not expected to result in any diminution in the investment management services provided to the Funds or any changes to the portfolio managers of any Fund.

i

Q.	How will the sale of Legg Mason potentially benefit me?

A.

The combination of Legg Mason and Franklin Templeton will result in one of the world’s largest independent, specialized global investment managers with a combined $1.5 trillion in assets under management (based on Legg Mason and Franklin Templeton assets under management as of January 31, 2020). Assets under management are subject to fluctuation based on market conditions and other factors. Following the sale, Legg Mason and its affiliates will be part of an organization with greater scale, broader distribution capabilities, particularly with respect to retail investors, and a significant network of intermediary relationships that may provide additional opportunities for the Funds to grow assets and lower expenses by spreading expenses over a larger asset base. Approval of the new management and subadvisory agreements will provide continuity of the investment program you selected through your investment in the Funds and allow the Funds’ operations to continue uninterrupted after the sale.

Q.	How do the new management and subadvisory agreements differ from my Fund’s current agreements?

A.	The new agreements will be identical to the current agreements, except for the dates of execution, effectiveness and termination.

Q.	Will my Fund’s contractual management fee rates go up?

A.	No. Your Fund’s contractual management fee rates will not change as a result of the new agreements.

Q.	Will the new management and subadvisory agreements result in any changes in the portfolio management, investment objective or investment strategy of my Fund?

A.	No. The new agreements are not expected to result in any changes to the portfolio managers of your Fund or to your Fund’s investment objective or investment strategy.

Q.	What happens if new management and new subadvisory agreements are not approved for my Fund?

A.

If shareholders of your Fund do not approve a new management agreement, or a new subadvisory agreement or agreements, for your Fund, and the sale of Legg Mason to Franklin Templeton occurs, your Fund’s current agreements will terminate, and the applicable manager or subadviser will not be able to provide services to the Fund under the new agreement or agreements that have not been approved. If this should happen, the Board of your Fund will implement interim management or subadvisory agreements for a period of no more than 150 days in order to determine appropriate action, which could include continuing to solicit approval of new management or subadvisory agreements. The Board has approved interim management and subadvisory agreements to provide for maximum flexibility for your Fund’s future. The terms of the interim agreements are identical to those of the current agreements except for term and escrow provisions required by applicable law.

Q.	Will there be any changes to my Fund’s custodian or other service providers as a result of the sale of Legg Mason?

A.	No. There are not expected to be any changes to your Fund’s custodian or other service providers as a result of the sale of Legg Mason.

Q.	Is my Fund paying for this proxy statement?

A.	No. All costs of the proxy and the shareholder meetings, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, will be borne by Legg Mason.

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that the proposals for your Fund can be acted upon. Your Fund’s Board encourages you to participate in the governance of your Fund.

Q.	How do I vote my shares?

A.	You may vote your shares in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed proxy card(s) and follow the directions.

•	By Internet: Access the website address printed on the enclosed proxy card(s) and follow the directions on the website.

•	By mail: Complete, sign and date the proxy card(s) you received and return in the self-addressed, postage-paid envelope.

•	At the meeting: Vote your shares at the meeting scheduled to be held on July 14, 2020 at 11:00 a.m. (Eastern time). Please see the Question and Answer below regarding the location of the meeting.

Q.	When and where is the meeting scheduled to be held?

A.

We intend to hold your Fund’s meeting at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York 10019 on July 14, 2020 at 11:00 a.m. (Eastern time). However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website (http://www.leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the meeting if you plan to attend the meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

Q.	Why might I receive more than one proxy card?

A.

If you own shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposal with respect to EACH Fund you own.

Q.	Whom do I call if I have questions?

A.	If you have any questions about the proposals, or how to vote your shares, please call Computershare Fund Services and AST Fund Solutions, LLC at 866-963-5819.

It is important that you vote promptly. This will help avoid the need for further solicitation. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy promptly.

LEGG MASON-SPONSORED FUNDS

620 Eighth Avenue, 49th Floor

New York, NY 10018

April 16, 2020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Scheduled To Be Held July 14, 2020

A special meeting (the “Meeting”) of the shareholders of the Legg Mason-sponsored Funds (each, a “Fund”) identified below is scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York 10018, on July 14, 2020, at 11:00 a.m. (Eastern time), to consider and vote on the following proposals, as more fully described in the accompanying Joint Proxy Statement:

PROPOSAL 1.	To approve a new management agreement with:
1-A	Legg Mason Partners Fund Advisor, LLC
1-B	ClearBridge Investments, LLC

(The specific proposal on which your Fund is voting is identified in the Summary of Proposals in the accompanying Joint Proxy Statement.)

PROPOSAL 2.	To approve a new subadvisory agreement with:
2-A	Brandywine Global Investment Management, LLC
2-B	ClearBridge Investments, LLC
2-C	ClearBridge RARE Infrastructure (North America) Pty Limited
2-D	Martin Currie Inc.
2-E	QS Investors, LLC
2-F	Western Asset Management Company, LLC
2-G	Western Asset Management Company Limited
2-H	Western Asset Management Company Ltd

(The specific proposal(s) on which your Fund is voting are identified in the Summary of Proposals in the accompanying Joint Proxy Statement.)

PROPOSAL 3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your Fund’s Board recommends that you vote “FOR” all proposals upon which you are being asked to vote. Shareholders of record at the close of business on April 1, 2020 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING SCHEDULED TO BE HELD ON JULY 14, 2020: The notice of special meeting of shareholders, joint proxy statement and your form of proxy card are available at https://www.proxy-direct.com/lmf-31298.

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://www.leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the Meeting if you plan to attend the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system. You do not need to attend the Meeting if you submit your votes on the proposals by proxy promptly.

If you own shares in more than one Fund as of the close of business on April 1, 2020, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive, or vote by telephone or Internet for each proxy card you receive.

By order of the Boards of Directors,

Robert I. Frenkel

Secretary

April 16, 2020

Funds Holding Special Meetings of Shareholders Scheduled to Be Held on July 14, 2020

Note: Each Fund is organized as a series of Legg Mason Global Asset Management Trust, a Maryland statutory trust (the “Trust”). The Trust is a registered investment company.

BrandywineGLOBAL—Alternative Credit Fund	ClearBridge Global Infrastructure Income Fund
BrandywineGLOBAL—Diversified US Large Cap Value Fund	ClearBridge Small Cap Fund
BrandywineGLOBAL—Dynamic US Large Cap Value Fund	ClearBridge Value Trust
BrandywineGLOBAL—Global Flexible Income Fund	Martin Currie Emerging Markets Fund
BrandywineGLOBAL—Global High Yield Fund	Martin Currie International Unconstrained Equity Fund
BrandywineGLOBAL—Global Opportunities Bond Fund	Martin Currie SMASh Series EM Fund
BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged)	QS Global Market Neutral Fund
BrandywineGLOBAL—Global Unconstrained Bond Fund	QS International Equity Fund
BrandywineGLOBAL—International Opportunities Bond Fund	QS Strategic Real Return Fund
ClearBridge International Growth Fund	QS U.S. Small Capitalization Equity Fund

v

LEGG MASON-SPONSORED FUNDS

620 Eighth Avenue, 49th Floor

New York, NY 10018

April 16, 2020

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” and each Board member, a “Trustee” or a “Board Member”) of each of the Funds listed in the accompanying Notice of Special Meetings of Shareholders (each, a “Fund”) of proxies to be voted at special meetings of shareholders of each such Fund scheduled to be held on July 14, 2020 at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York 10018 (for each Fund, a “Meeting” and collectively, the “Meetings”), and at any and all adjournments or postponements thereof. The Meetings, which are identified in the enclosed “Notice of Special Meeting of Shareholders,” will be held at 11:00 a.m. (Eastern time). The Meetings will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Board has determined that the use of this Joint Proxy Statement for each Meeting is in the best interests of the Fund in light of the similar matters being considered and voted on by the shareholders of each Fund. The Meetings are being held together for convenience, but each Meeting is a separate meeting. This Joint Proxy Statement and the accompanying materials are being mailed by the Board to shareholders on or about April 16, 2020.

Each Fund is organized as a series of Legg Mason Global Asset Management Trust, a Maryland statutory trust (the “Trust”). The Trust is a registered investment company.

Shareholders of record at the close of business on April 1, 2020 (the “Record Date”) are entitled to vote at the Meetings.

Shareholders of each Fund are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of that Fund. Shareholders of each Fund will vote as a single class on the proposals on which they are entitled to vote. Shareholders are not entitled to any appraisal rights as the result of any proposal to be considered at the Meetings.

The number of shares of each Fund outstanding as of the close of business on April 1, 2020 and the net assets of each Fund as of that date are shown in Appendix B.

The Fund of which you are a shareholder is named on a proxy card included with this Joint Proxy Statement. If you own shares in more than one Fund on the Record Date, you may receive more than one proxy card. Please complete EACH proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals applicable to EACH Fund you own. If you vote by telephone or over the Internet, you may be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to a Fund’s Meeting will be voted at the Meeting. On the matters coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly.

If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending and voting at the Meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meetings, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Satisfactory evidence of ownership of Fund shares will be required to vote at the Meetings. If you plan to attend the Meeting at the location specified in the notice, we request that you bring photographic identification and a copy of the proxy card included with this Joint Proxy Statement.

Annual reports are sent to shareholders of record of each Fund following the Fund’s fiscal year end. Each Fund’s fiscal year end is set forth in Appendix A of this Joint Proxy Statement. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by calling toll free at 1-877-721-1926. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

The following table summarizes each proposal to be presented at the Meetings, and shareholders of which Funds are being asked to vote on each proposal. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposals on which you are being asked to vote.

Summary of Proposals

	Proposal 1 – to approve a new management agreement with:		Proposal 2 – to approve a new subadvisory agreement with:
Name of Fund	(a) Legg Mason Partners Fund Advisor, LLC	(b) ClearBridge Investments, LLC	(a) Brandywine Global Investment Management, LLC	(b) ClearBridge Investments, LLC	(c) ClearBridge RARE Infrastructure (North America) Pty Limited	(d) Martin Currie Inc.	(e) QS Investors, LLC	(f) Western Asset Management Company, LLC	(g) Western Asset Management Company Limited	(h) Western Asset Management Company Ltd
BrandywineGLOBAL — Alternative Credit Fund	Ö		Ö
BrandywineGLOBAL — Diversified US Large Cap Value Fund	Ö		Ö
BrandywineGLOBAL — Dynamic US Large Cap Value Fund	Ö		Ö
BrandywineGLOBAL — Global Flexible Income Fund	Ö		Ö
BrandywineGLOBAL — Global High Yield Fund	Ö		Ö
BrandywineGLOBAL — Global Opportunities Bond Fund	Ö		Ö
BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	Ö		Ö
BrandywineGLOBAL — Global Unconstrained Bond Fund	Ö		Ö
BrandywineGLOBAL — International Opportunities Bond Fund	Ö		Ö
ClearBridge International Growth Fund		Ö						Ö

	Proposal 1 – to approve a new management agreement with:		Proposal 2 – to approve a new subadvisory agreement with:
Name of Fund	(a) Legg Mason Partners Fund Advisor, LLC	(b) ClearBridge Investments, LLC	(a) Brandywine Global Investment Management, LLC	(b) ClearBridge Investments, LLC	(c) ClearBridge RARE Infrastructure (North America) Pty Limited	(d) Martin Currie Inc.	(e) QS Investors, LLC	(f) Western Asset Management Company, LLC	(g) Western Asset Management Company Limited	(h) Western Asset Management Company Ltd
ClearBridge Global Infrastructure Income Fund	Ö				Ö			Ö
ClearBridge Small Cap Fund		Ö						Ö
ClearBridge Value Trust		Ö						Ö
Martin Currie Emerging Markets Fund	Ö					Ö		Ö
Martin Currie International Unconstrained Equity Fund	Ö					Ö		Ö
Martin Currie SMASh Series EM Fund	Ö					Ö		Ö
QS Global Market Neutral Fund	Ö						Ö	Ö
QS International Equity Fund	Ö						Ö	Ö
QS U.S. Small Capitalization Equity Fund	Ö						Ö	Ö
							(e)(1) (e)(2)	(f)(1) (f)(2)
QS Strategic Real Return Fund	Ö			Ö			Ö Ö	Ö Ö	Ö	Ö

Vote Required and Manner of Voting Proxies

A quorum of shareholders is required to take action at each Meeting. For each Fund, a quorum consists of 30% of the voting power of the shares of the Fund on the Record Date, based on each dollar of net asset value of the Fund represented by such shares.

For each Fund, a quorum of the shareholders for the particular Fund is required in order to take any action for that Fund with respect to Proposal 1 and Proposal 2, whether or not there is a quorum of the shareholders for the Trust as a whole.

Votes cast at each Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum.

If you hold your shares directly (not through a broker-dealer, bank, insurance company or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” Proposal 1 and Proposal 2.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meetings. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including Proposal 1 and Proposal 2.

If you hold shares of a Fund through a broker-dealer, bank, insurance company or other intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a Proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. Because of this practice, a small number of shareholders could determine how a Fund votes, if other shareholders fail to vote.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. In particular, failure to vote may not be an effective way to oppose these proposals. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

Certain Funds are Funds of Funds that invest in shares of other Legg Mason-sponsored Funds (“Underlying Funds”). For both Proposals, each Fund of Funds intends to vote its shares in an Underlying Fund in the same proportion as the votes received from other shareholders of the Underlying Fund.

Legg Mason and its affiliates intend to vote Fund shares they own, whether as seed capital or otherwise, in favor of Proposals 1 and 2. Unless otherwise provided in client guidelines, Legg Mason and its affiliates generally intend to vote Fund shares owned in a client account over which Legg Mason or an affiliate has discretionary authority in favor of Proposals 1 and 2. If Legg Mason’s ownership, or the ownership of a client account over which Legg Mason has discretionary authority, represents a sizeable enough portion of a Fund’s outstanding shares, Legg Mason’s vote will ensure that the Proposals for the Fund will be approved. Please see Appendix H for information regarding persons, including Legg Mason and its affiliates, that beneficially owned or owned of record 5% or more of the outstanding shares of a class of each Fund.

Each of Proposal 1 and Proposal 2:

•	Requires a “1940 Act Majority Vote” of the outstanding voting securities of the applicable Fund, voting together as a single class.

•

A “1940 Act Majority Vote” of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

Approval of each Proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal.

Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposals. Any abstentions or broker non-votes would effectively be treated as votes “AGAINST” Proposal 1 and Proposal 2. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter. Please note that broker non-votes are not expected with respect to the matters to be voted on because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies.

Please note that even if shareholders of your Fund approve Proposal 1 and/or Proposal 2, it is possible that new management and subadvisory agreements for your Fund will not take effect. This is because the completion of the acquisition of Legg Mason by Franklin Templeton will not occur unless certain conditions are met. One of these conditions is that advisory clients of Legg Mason investment affiliates, which would include advisory clients that are not Funds, representing a specified percentage of Legg Mason revenue consent to the continuation of their advisory relationships after completion of the sale. If this does not take place, new management and subadvisory agreements will not take effect. On the other hand, the sale may take place even if shareholders of your Fund do not approve Proposal 1 and/or Proposal 2. If this should happen, the Board of your Fund will implement interim management or subadvisory agreements for a period of no more than 150 days in order to determine appropriate action, which could include continuing to solicit approval of new management or subadvisory agreements. The Board has approved interim management and subadvisory agreements to provide for maximum flexibility for your Fund’s future.

Adjournments and Postponements

The Meeting with respect to one or more Funds may, by action of the chair of the Meeting and without any action by shareholders, be adjourned from time to time with respect to one or more matters to be considered at the Meeting, whether or not a quorum is present with respect to such matter. At the discretion of the chair, if a quorum is present with respect to a proposal to be considered at the Meeting, a vote may be taken on the proposal prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned with respect to any other proposal. The Meeting for any Fund may be postponed prior to the Meeting. If we decide to hold the Meeting at a different time or in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website (http://www.leggmason.com/virtualproxyfundsmeeting). An announcement will also be filed with the Securities and Exchange Commission via its EDGAR system. In the event of any inconsistency between this proxy statement and the Fund’s governing documents or applicable law, the Fund’s governing documents and applicable law will control.

PROPOSAL 1—TO APPROVE A NEW MANAGEMENT AGREEMENT WITH YOUR FUND’S MANAGER

At the Meeting, you will be asked to approve a new management agreement between your Fund and its investment adviser (a “New Management Agreement”). For most Funds, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the investment adviser. Shareholders of these Funds vote on Proposal 1-A. For other Funds, ClearBridge Investments, LLC (“ClearBridge”) is the investment adviser, and shareholders of these Funds vote on Proposal 1-B as shown below.

PROPOSAL 1-A: Approve a New Management Agreement with LMPFA

Funds affected:

Each Fund except:

ClearBridge International Growth Fund

ClearBridge Small Cap Fund

ClearBridge Value Trust

PROPOSAL 1-B: Approve a New Management Agreement with ClearBridge

Funds affected:

ClearBridge International Growth Fund

ClearBridge Small Cap Fund

ClearBridge Value Trust

Introduction

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Each of LMPFA and ClearBridge are referred to herein as a “Manager.”

You are being asked to approve a New Management Agreement for your Fund because your Fund’s current management agreement will terminate upon the sale of Legg Mason to Franklin Templeton. The sale, which will result in a “change of control” of Legg Mason, is described in more detail below.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that an advisory agreement of an investment company provide for automatic termination in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s “voting securities” (as defined in the 1940 Act) generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the transaction described below will constitute a sale of a controlling block of voting securities of each Manager that will result in the automatic termination of the current management agreement between each Fund and its Manager (a “Current Management Agreement”).

If shareholders of your Fund approve the New Management Agreement prior to the consummation of the transaction, it will be effective upon the consummation of the transaction. In the event that the transaction is not consummated, the Manager will continue to serve as investment adviser of your Fund pursuant to the terms of the Current Management Agreement.

There will be no increase in management fee rates as a result of the New Management Agreement for your Fund. The Transaction is not expected to result in any diminution in the nature, extent, or quality of the services provided by the Manager to your Fund.

The date of the Current Management Agreement for your Fund, the date on which the Current Management Agreement was last approved by your Fund’s shareholders and the contractual investment management fees payable to the Manager as investment adviser to your Fund are set forth in Appendix C of this Joint Proxy Statement. Management fees paid to the Manager by your Fund during the last fiscal year are set forth in Appendix E of this Joint Proxy Statement. The date the Board last approved the continuation of the Current Management Agreement is set forth in Appendix C of this Joint Proxy Statement.

Description of the Transaction

Legg Mason is the parent company of your Fund’s Manager and subadvisers. In February, 2020, Legg Mason entered into a definitive agreement (the “Transaction Agreement”) with Franklin Templeton, under which Franklin Templeton will acquire Legg Mason. Under the terms of the Transaction Agreement, Franklin Templeton will pay, in cash at closing, $50.00 per share of Legg Mason common stock and will assume approximately $2 billion of Legg Mason’s outstanding debt (the “Transaction”). The total value of the Transaction is approximately $6.5 billion. Upon completion of the Transaction, your Fund’s Manager and its subadvisers will become wholly owned subsidiaries of Franklin Templeton.

Consummation of the Transaction is subject to certain terms and conditions, including, among others: (i) approval of the Transaction by Legg Mason shareholders; (ii) receipt of applicable regulatory approvals; and (iii) consent by advisory clients of Legg Mason investment affiliates representing a specified percentage of the revenue attributable to the assets under management for those clients to continue their advisory relationships with the Legg Mason investment affiliates following the consummation of the Transaction. This includes approval by shareholders of Funds having sufficient assets of new management and subadvisory agreements to replace those that will terminate automatically upon consummation of the Transaction, as described below. Subject to satisfaction or waiver of the terms and conditions, the Transaction is expected to close in the third quarter of 2020.

Legg Mason investment affiliates serve as subadvisers to the Funds. As part of the Transaction, Franklin Templeton will maintain the investment autonomy of the Legg Mason investment affiliates that manage the investments of your Funds, including Brandywine Global, ClearBridge, ClearBridge RARE, Martin Currie, QS Investors and Western Asset.

Upon consummation of the Transaction, Franklin Templeton will be one of the world’s largest independent, specialized global investment managers with a combined $1.5 trillion in assets under management (based on its and Legg Mason’s assets under management as of January 31, 2020). Assets under management are subject to fluctuation based on market conditions and other factors. The investment platform of the combined organization will be balanced between retail and institutional client assets under management. The combined organization will have greater scale, broader distribution capabilities and new opportunities to grow. Approval of the new management and subadvisory agreements will provide continuity of the investment program you selected through your investment in the Funds and allow the Funds’ operations to continue uninterrupted after the sale.

Information Concerning the Parties to the Transaction

Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a financial services holding company that provides asset management and financial services through its investment affiliates. Legg Mason’s investment affiliates, which include Brandywine Global, Clarion Partners, ClearBridge, ClearBridge RARE, Martin Currie, QS Investors, Royce Investment Partners and Western Asset, operate with investment independence and have specialized expertise across equity, fixed income, alternative and liquidity investments and markets around the globe. Legg Mason’s assets under management were approximately $806 billion as of January 31, 2020.

Franklin Templeton. Franklin Resources, Inc. (“FRI”), whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. Through specialized teams, Franklin Templeton has expertise across all asset classes, including equity, fixed income, alternatives and custom multi-asset solutions. Franklin Templeton has more than 600 investment professionals, who are supported by Franklin Templeton’s integrated, worldwide team of risk management professionals and global trading desk network, and has employees in over 30 countries. The common stock of FRI is traded on the New York Stock Exchange under the ticker symbol “BEN” and is included in the Standard & Poor’s 500 Index.

Impact on the Investment Advisory Services Provided to Your Fund

The Transaction is not expected to result in any diminution in the nature, extent or quality of the services provided by the Manager to your Fund and its shareholders. The Transaction also is not expected to result in any diminution in the nature, extent or quality of the services provided by the subadviser or subadvisers to your Fund and its shareholders.

In particular, the Transaction is not expected to result in any material changes in the manner in which the Manager or the subadvisers provide investment management services to your Fund. The Transaction also is not expected to result in changes in the personnel providing portfolio management services to your Fund. Following the consummation of the Transaction, the Manager and the subadvisers will be able to draw upon the resources of the combined Franklin Templeton, which will be one of the world’s largest independent asset managers with a broad distribution footprint.

Comparison of New Management Agreement with Current Management Agreement

The terms of the New Management Agreement for your Fund are identical to the terms of your Fund’s Current Management Agreement, except for the dates of execution, effectiveness and termination. The contractual management fee rates to be paid by your Fund are identical under the applicable Current Management Agreement and the New Management Agreement.

Set forth below is a general description of the New Management Agreement and a comparison of its terms to those of the Current Management Agreement. A more detailed comparison of the terms of the New Management Agreement and the Current Management Agreement, and the complete terms of the New Management Agreement, are set forth in Appendix I, as follows:

•

Unless your Fund is specifically identified in the “bulleted” paragraphs below, you should refer to Appendix I-1 for a more detailed comparison of the terms of the New Management Agreement and your Fund’s Current Management Agreement, and Appendix I-2 for a copy of the form of New Management Agreement.

•

Shareholders of ClearBridge International Growth Fund, ClearBridge Small Cap Fund and ClearBridge Value Trust should refer to Appendix I-3 for a more detailed comparison of the terms of the New Management Agreement and their Fund’s Current Management Agreement, and Appendix I-4 for a copy of the form of New Management Agreement.

•

Shareholders of BrandywineGLOBAL—Global Opportunities Bond Fund, QS U.S. Small Capitalization Equity Fund, and QS International Equity Fund should refer to Appendix I-5 for a more detailed comparison of the terms of the New Management Agreement and their Fund’s Current Management Agreement, and Appendix I-6 for a copy of the form of New Management Agreement.

Fees. As noted above, the contractual management fee rates to be paid by your Fund and the method of calculation are identical under the applicable Current Management Agreement and the New Management Agreement. The management fee schedule payable by your Fund under both the Current Management Agreement and the New Management Agreement is set forth in Appendix C.

Investment Management Services. Each of the Current Management Agreement and the New Management Agreement provides that, subject to the supervision of the Fund’s Board, the Manager regularly provides the Fund with investment research, advice, management and supervision, and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objectives, policies and restrictions. The Manager determines from time to time what securities and other investments will be purchased, retained or sold by the Fund and implements those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, other applicable federal and state law and any specific policies adopted by the Fund’s Board and disclosed to the Manager.

As noted above, under each of the Current Management Agreement and the New Management Agreement, the Fund’s Manager is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures adopted by the Fund’s Board that may modify or restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions, brokers or dealers may be selected by the Manager who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of the particular transaction or the overall responsibilities that the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Current Management Agreement and the New Management Agreement for ClearBridge International Growth Fund, ClearBridge Small Cap Fund, Brandywine GLOBAL—Global Opportunities Bond Fund, QS International Equity Fund and QS U.S. Small Capitalization Equity Fund state that, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described above, the Fund’s Manager shall seek to obtain the most favorable price and execution available. In doing so, a Manager may consider all factors it deems relevant.

Each of the Current Management Agreement and the New Management Agreement provides that the Manager will perform other functions of investment management and supervision, in each case subject to the discretion of the Board. For certain Funds, each of the Current Management Agreement and the New Management Agreement also specifies that the Manager will exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities, subject to such direction as the Fund’s Board may provide.

Fund Administration Services. Each of the Current Management Agreement and the New Management Agreement provides that the Manager will also perform administrative, management or other services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, subject to the direction and control of the Fund’s Board. Such administrative services include (i) supervising the overall administration of the Fund, including maintaining the Fund’s books and records, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

Under each of the Current Management Agreement and the New Management Agreement, the Manager is also required to supply the Fund’s Board and officers with all information and reports reasonably required by them and reasonably available to the Manager. In addition, each of the Current Management Agreement and the New Management Agreement requires the Manager to furnish the Fund, at its own expense, with office facilities and all personnel reasonably necessary for the operation of the Fund.

Payment of Expenses. Each of the Current Management Agreement and the New Management Agreement states that, except as specifically indicated therein, the Manager is not responsible for any of the Fund’s ordinary or extraordinary expenses. The Manager is required to bear all expenses, and furnish all necessary services, facilities and personnel, in connection with its responsibilities to provide the Fund with investment advisory and administrative services thereunder.

Investment Subadvisers. Each of the Current Management Agreement and the New Management Agreement authorizes the Manager or the Fund to enter into contracts with investment subadvisers or subadministrators. These agreements permit subadvisers or subadministrators to be affiliates of the Manager. If the Manager contracts with a subadviser or subadministrator, as permitted under each of the Current Management Agreement and the New Management Agreement, the Manager would pay the subadvisory or subadministration fees, unless the Fund’s Board agrees otherwise.

Potential Conflicts of Interest. Each Fund and its Manager have adopted policies and procedures to address certain potential conflicts of interest that may arise in a typical investment advisory relationship. Certain of the Current Management Agreements and the New Management Agreements also contain provisions that address potential conflicts of interest. Among other things, these agreements provide that, if the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in securities purchased or sold for more than one account must be allocated among the accounts in a manner deemed equitable by the Manager. In addition, if transactions of a Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Manager’s policies and procedures as presented to the Fund’s Board from time to time. Each of the Current Management Agreement and the New Management Agreement specifically provides that the Manager may engage in any other business or render services of any kind.

Limitation on Liability. Under each of the Current Management Agreement and the New Management Agreement, the Manager is not liable for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, although this is not explicitly addressed in the Agreements for ClearBridge Small Cap Fund, ClearBridge Value Trust, Brandywine GLOBAL—Global Opportunities Bond Fund and QS International Equity Fund. A Manager is not protected, however, for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. The Current Management Agreements and New Management Agreements for certain Funds also clarify that the Manager assumes no responsibility other than to render the services called for by the Agreement in good faith, and that the Manager is not liable for any error of judgment or mistake of law, and that the Manager is not responsible for any action of the Board in following or declining to follow the Manager’s advice or recommendations.

Term and Continuance. If approved by shareholders prior to the consummation of the Transaction, the Fund’s New Management Agreement will go into effect upon the consummation of the Transaction for a two-year period. Thereafter, if not terminated, the New Management Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board Members who are not interested persons of a party to the New Management Agreement, as required by the 1940 Act. The Current Management Agreements have similar provisions for their term and continuance, although the initial dates of the agreements differ and the initial two-year period has elapsed in most cases.

Termination. Each of the Current Management Agreement and the New Management Agreement may be terminated at any time, without the payment of any penalty, by the Fund or the Manager upon written notice as provided in the Agreement. A Fund may effect termination by action of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund, upon written notice provided within the period specified by the Agreement. Each Management Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Current Management Agreements and New Management Agreements for certain Funds also limit the ongoing use of the name of the Manager following termination.

Additional Provisions. The Current Management Agreement for certain more recently established Funds identified in Appendix I-1 and Appendix I-2 includes additional provisions regarding third party beneficiaries and forum selection, which will also be included in the New Management Agreement for these Funds. The provisions described below apply only to the New Management Agreements for these Funds, and do not vary from the existing provisions for these Funds. These provisions are not included in the Current Management Agreement or New Management Agreement for any other Funds.

The New Management Agreement, like the Current Management Agreement, for these more recently established Funds provides that the Agreement does not create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors. In addition, the New Management Agreement for these Funds, like the Current Management Agreement, provides that any legal suit, action or proceeding related to, arising out of or concerning the agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York and submitted to the Commercial Division of that court (each, a “Designated Court”). The New Management Agreement for these Funds, like the Current Management Agreement, provides that each party to the Agreement (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court; and (c) waives any objection that either Designated Court is an inconvenient forum. The New Management Agreement for these Funds, like the Current Management Agreement, also provides that the Manager is not liable for any losses caused by natural disasters, failure or disruption of utilities, communications, computer or information technology and various circumstances beyond the Manager’s control.

Possible Interim Management Agreement

If the shareholders of your Fund do not approve the New Management Agreement and the Transaction is completed, an interim investment management agreement between your Fund’s Manager and your Fund (the “Interim Management Agreement”) will take effect upon the closing of the Transaction. The Board has approved the Interim Management Agreement to allow the Fund’s Manager to continue providing services to the Fund while shareholder approval of the New Management Agreement continues to be sought. The terms of the Interim Management Agreement are identical to those of the Current Management Agreement, except for the term and escrow provisions described below. The Interim Management Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of your Fund approve the New Management Agreement. The Fund’s Board or a “1940 Act Majority Vote” of the outstanding voting securities of a Fund may terminate the Interim Management Agreement on 10 calendar days’ written notice to the Manager without the payment of any penalty. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Manager under the Interim Management Agreement will be held in an interest-bearing escrow account. If shareholders of your Fund approve the New Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Management Agreement will be paid to the Manager. If shareholders of your Fund do not approve the New Management Agreement prior to the end of the 150-day period, the Board of your Fund will consider what further action to take consistent with their fiduciary duties to the Fund, and the Manager will be paid the lesser of its costs incurred in performing its services under the Interim Management Agreement or the total amount of the escrow account, plus interest earned. Thereafter, the Board of your Fund would either negotiate a new investment advisory agreement with an advisory organization selected by the Board, subject to shareholder approval, or make other appropriate arrangements.

Board Evaluation

On March 9, 2020, during a telephonic meeting of the Board, members of the Board discussed with Legg Mason management and certain Franklin Templeton representatives the Transaction and Franklin Templeton’s plans and intentions regarding the Funds and Legg Mason’s asset management business, including the preservation and continued operational and investment autonomy of the investment advisory businesses conducted by Legg Mason’s separate investment advisory subsidiaries and the combination of Legg Mason’s and Franklin Templeton’s distribution resources. The Board was advised that the Transaction, if completed, would constitute a change of control under the 1940 Act that would result in the termination of the Current Management Agreements and Current Subadvisory Agreements. As a result, the Board was requested to approve a New Management Agreement between each Fund and its Manager and a New Subadvisory Agreement between each Fund’s Manager and its Subadviser or Subadvisers relating to the Fund. (The New Management Agreement for a Fund and the New Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “New Agreements,” the Current Management Agreement for a Fund and the Current Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “Current Agreements,” and the Manager and the Subadviser or Subadvisers for a Fund are referred to, collectively, as the “Advisers.”) To assist the Board in its consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

On March 31, 2020 and April 2, 2020, the Board Members who are not “interested persons” of the Funds or the Managers as defined in the 1940 Act (the “Independent Board Members”), met separately, with the assistance of their independent legal counsel, to discuss and evaluate the information provided and to consider what additional information was desired.

Before and during the April 6, 2020 meeting, the Board sought additional information as it deemed necessary and appropriate. The Board’s requests for information sought information relevant to the Board’s consideration of the New Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. In connection with their consideration of the New Agreements, the Independent Board Members worked with their independent legal counsel to prepare requests for additional information that were submitted to Franklin Templeton and Legg Mason, including, among other things, requests for additional information about the structure and operation of Legg Mason following the Transaction, about the Funds’ performance, about Franklin Templeton and its fund operations and about integration and transition plans. Franklin Templeton and Legg Mason provided documents and information in response to each of the requests for information.

At the Board’s April 6, 2020 meeting, senior management representatives of Legg Mason and Franklin Templeton made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Agreements.

At each of the March 9 and April 6 Board meetings, which included meetings of the full Board and separate meetings of the Independent Board Members, the Board considered, among other things, whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Funds and their shareholders.

At its April 6, 2020 meeting, the Board, including a majority of the Independent Board Members, approved the New Management Agreement between each Fund and its Manager and each New Subadvisory Agreement between each Fund’s Manager and its Subadviser or Subadvisers relating to the Fund.1 The Board’s evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Agreements at in-person meetings held on November 7, 2019 and at other Board meetings throughout the prior year.

Among other things, the Board Members considered:

(i) the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii) that Franklin Templeton has informed the Board that it intends to maintain the operational and investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii) that Franklin Templeton and Legg Mason have informed the Board that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and have represented that there are not expected to be any changes in the portfolio management personnel managing the Funds as a result of the Transaction;

(iv) that Franklin Templeton and Legg Mason have informed the Board regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v) that there are not any planned changes to each Fund’s custodian or other service providers as a result of the Transaction;

(vi) that Franklin Templeton has informed the Board that it has no present intention to alter currently effective expense waivers and reimbursements after their expiration;

(vii) that Franklin Templeton does not expect to propose any changes to the investment objective(s) of any Fund or any changes to the principal investment strategies of any Fund as a result of the Transaction;

1 This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 13, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Board Members participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Board Members, including a majority of the Independent Board Members, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(ix) that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Funds to grow assets and lower expenses by spreading expenses over a larger asset base;

(x) that Franklin Templeton and Legg Mason will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the fact that each Fund’s contractual management fee rates will remain the same and will not increase by virtue of the New Agreements;

(xii) the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

(xiii) the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board approve the New Agreements;

(xiv) that the Current Agreements, except in the case of newer Funds, are the product of multiple years of review and negotiation and information received and considered by the Board in the exercise of their business judgment during those years; that in October and November 2019 (February 2019 in the case of BrandywineGLOBAL-Global Opportunities Bond Fund (USD Hedged)), the Board of each Fund had performed a full review of the Current Agreements and thereafter approved the Current Agreements as required by the 1940 Act; and the Board’s evaluation of the factors of the nature, extent and quality of services and investment performance, in light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Advisers’ ongoing commitment to the Funds and the ancillary benefits received, led the Board to conclude, in the exercise of the Board Members’ business judgment, that the contractual and actual management fees were reasonable and, after evaluation of all material factors, that the continuation of each Current Agreement was in the best interests of each Fund (the date of the Board’s most recent full annual review of the Current Agreements is noted in Appendix C (Current Management Agreements) and Appendix D (Current Subadvisory Agreements));

(xv) that the Current Agreements were considered and approved as recently as November 2019, except in the case of Brandywine GLOBAL—Global Opportunities Bond Fund (USD Hedged), a newer Fund currently in the initial term of its agreement;

(xvi) that the Funds will not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated; and

(xvii) that under the Transaction Agreement Franklin Templeton has acknowledged that Legg Mason had entered into the Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton agreed to use reasonable best efforts to conduct its business so that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on any Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with the most recent approval or continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New

Agreements. In connection with the most recent approval or continuation of each Current Agreement the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis with respect to their consideration of the Current Agreements and the New Agreements, and their determinations were made separately in respect of each Fund.

The information provided and presentations made to the Board encompassed each Fund. The discussion below for each Fund covers both the advisory and the administrative functions rendered by the Manager for the Fund, both of which functions are encompassed by the New Management Agreement for the Fund, as well as the advisory functions rendered by the Subadviser(s) pursuant to the New Subadvisory Agreement(s) for the Fund.

The Independent Board Members of each Fund considered the New Management Agreement and the New Subadvisory Agreement(s) separately in the course of their review. In doing so, they considered the respective roles and compensation of the Manager and the Subadviser(s) in providing services to the Fund.

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members of each Fund received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Agreements for the Fund. The Independent Board Members of each Fund reviewed the proposed approval of the New Agreements for the Fund on multiple occasions with their independent legal counsel in private sessions at which no representatives of Franklin Templeton, Legg Mason, or the Manager or Subadviser(s) for the Fund were present.

Nature, extent and quality of the services under the New Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser(s) under the Current Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. The Board has received information at regular meetings throughout the past year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser(s) took into account the Board Members’ knowledge gained as Board Members of other Funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser(s), and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser(s), and the undertakings required of the Manager and Subadviser(s) in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board has received and reviewed on a regular basis information from the Manager and the Subadviser(s) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in its evaluation of the New Agreements. The Board also considered the risks associated with the Fund borne by the Advisers and their affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the risk management processes of the Manager and Subadviser(s).

The Board considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition.

The Board also reviewed the qualifications, backgrounds and responsibilities of the current senior personnel of the Manager and the Subadviser(s) and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board also considered the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility.

The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund. The Board received performance information for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board has found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. It was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions. For certain underperforming Funds, the Board noted the explanations from the Advisers concerning the Fund’s relative performance versus the peer group for the various periods. For Brandywine GLOBAL—Global Opportunities Bond Fund (USD Hedged), the Board considered that the Fund had recently commenced operations and thus had a relatively limited performance history.

Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of the Advisers to provide those services, and, overall, the nature, extent and quality of services expected to be provided, including those related to investment performance, under the New Agreements for the Fund led it to conclude that it was in the best interests of each Fund to approve the Agreements.

Management fees and expense ratios

The Board considered that it had reviewed each Fund’s management fee and total expense ratio in connection with its consideration of the Current Agreements during the 2019 contract renewal process or, with respect to the newly-established BrandywineGLOBAL-Global Opportunities Bond Fund (USD Hedged), at its initial approval in 2019. The Board considered that the New Management Agreement does not change any Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect through December 31, 2021.

The Board reviewed and considered the contractual management fee and the actual management fees paid by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services to be provided by the Manager and the Subadviser(s). The Board also noted that the compensation paid to the Subadviser(s) is the responsibility and expense of the Manager, or in some cases, another Subadviser, and not the Fund. In addition, the Board received and considered information provided by Broadridge comparing the contractual management fee and the actual management fee for the Fund, as well as the total actual expenses for the Fund, with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that, while the Board has found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also considered the management fee, the fees of each Subadviser and the portion of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts.

For the Martin Currie SMASh Series EM Fund, the Board considered that the Fund does not pay a management fee. The Board also considered that the Manager has agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, and extraordinary expenses. The Board considered that this arrangement continues through December 2021 unless the Board consents to an earlier termination, and will not be affected by the Transaction. In addition, the Board considered that shareholders of the Fund are participants in separately managed account programs and pay fees to the program sponsors for the costs and expenses of the program, including fees for advice and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to the investment strategy managed or advised by an affiliate of the Manager, that affiliate receives a fee from the program sponsor for managing or advising those assets, including assets that may be invested in the Fund. In certain cases, a participant will pay a fee for investment advice directly to an affiliate of the Manager in its capacity as adviser or subadviser to the participant’s account.

The Board received and reviewed an analysis of Legg Mason complex-wide management fees for Funds with a similar strategy provided by the Manager, which, among other things, set out a framework of fees based on asset classes. The Manager reviewed with the Board the differences in services provided to these different types of accounts, including that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Advisers.

In evaluating the costs of the services to be provided by the Advisers under the New Agreements, the Board Members considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members determined that the Transaction would not increase the total fees payable by the Fund for management services.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Profitability and economies of scale

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information concerning whether the Advisers realize economies of scale as the Fund’s assets grow. In conjunction with their most recent or prior deliberations concerning the Current Agreements, the Board Members have noted that advisory or management fee reductions and fee breakpoints had been implemented for certain Funds, as well as contractual expense limitations, and that after taking those reductions, breakpoints and expense limitations into account, the Board Members had determined that the total fees for management services were reasonable in light of the services provided, and that any economies of scale were appropriately being reflected in the total management fees paid by the Funds.

The Board Members noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Funds, nor to quantify at this time any possible future economies of scale. The Board Members noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

Other benefits to the Advisers

The Board considered other benefits received by the Manager, the Subadviser(s) and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser(s) to the Fund, the Board considered the ancillary benefits that the Manager, the Subadviser(s) and their affiliates received in reaching the conclusion that the Contractual and Management fees were reasonable. In evaluating the fall-out benefits to be received by the Advisers under the New Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements.

The Board considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Conclusion

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Board Members, including the Independent Board Members, concluded that the New Agreements for your Fund, including the fees payable thereunder, were fair and reasonable and that entering into the New Agreements for the Fund was in the best interests of the Fund’s shareholders, and they voted to approve the New Agreements and to recommend that shareholders approve the New Agreements.

Section 15(f) of the 1940 Act

Section 15(f) provides a non-exclusive “safe harbor” for an investment company’s adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser as long as two conditions are met. First, during the three-year period immediately following the sale of such interest, at least 75% of the investment company’s board of trustees must not be “interested persons” of the investment adviser (or predecessor investment adviser, if applicable) within the meaning of the 1940 Act. Second, there may not be imposed an “unfair burden” on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

The Board has not been advised by Legg Mason or Franklin Templeton of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” being imposed on the Fund. Moreover, Franklin Templeton has advised the Board that Franklin Templeton will not take, nor cause its affiliates to take, any action that would have the effect of causing the conditions of Section 15(f) not to be met with respect to the Transaction.

Information about the Managers, the Subadvisers and Affiliated Service Providers

Managers and Subadvisers

LMPFA is a registered investment adviser and is a wholly owned subsidiary of Legg Mason. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, provides investment management and/or administrative and certain oversight services to the Funds. As of December 31, 2019, LMPFA’s total assets under management were approximately $202.1 billion. LMPFA serves as the administrator or subadministrator for those Funds for which it is not the Manager and will continue to provide such services following the consummation of the Transaction.

ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of December 31, 2019, ClearBridge’s total assets under management (including assets under management for ClearBridge, LLC, an affiliate of ClearBridge) were approximately $154.6 billion, including $25.0 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Brandywine Global Investment Management, LLC (“Brandywine Global”) has offices at 1735 Market Street, 18th Floor, Philadelphia, Pennsylvania 19103. Brandywine Global acts as adviser or subadviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of December 31, 2019, Brandywine Global’s total assets under management were approximately $74.0 billion.

ClearBridge RARE Infrastructure (North America) Pty Limited (formerly known as RARE Infrastructure (North America) Pty Ltd.) (“RARE”) has offices at Level 13, 35 Clarence Street, Sydney, NSW 2000 Australia. RARE and its affiliates manage assets for clients around the globe including government, corporate and industry pension funds, sovereign wealth funds, as well as retail funds in Australia and Canada. RARE is a wholly-owned subsidiary of RARE Infrastructure Limited (“RIL”), an Australian based investment manager. As of December 31, 2019, the total assets under management of RARE, RIL, and their supervised affiliates were approximately $4.9 billion.

Martin Currie Inc. (“Martin Currie”) has offices at Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES Scotland. Martin Currie provides asset management services primarily for a global client base of financial institutions, charities, foundations, endowments, pension funds, family offices, government agencies and investment funds. As of December 31, 2019, the total assets under management of Martin Currie and its affiliates were approximately $17.2 billion.

QS Investors, LLC (“QS Investors”) has offices at 880 Third Avenue, 7th Floor, New York, New York 10022. QS Investors provides asset management services primarily for institutional accounts, such as corporate pension and profit sharing plans; endowments and foundations; investment companies (including mutual funds); and state, municipal and foreign governmental entities. As of December 31, 2019, QS Investors had assets under management of approximately $18.7 billion.

Western Asset Management Company, LLC (“Western Asset”), established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset Management Company Limited (“Western Asset London”) was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Management Company Ltd (“Western Asset Japan”) was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. Western Asset, Western Asset London and Western Asset Japan act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2019, the total assets under management of Western Asset and its supervised affiliates, including Western Asset London and Western Asset Japan, were approximately $456.3 billion.

Affiliated Service Providers

Legg Mason Investor Services, LLC (“LMIS”), 100 International Drive, Baltimore, MD 21202, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the principal underwriter for each Fund. LMIS will continue to act as the Funds’ principal underwriter following the consummation of the Transaction. LMIS also serves as a service agent of the Funds and is expected to continue to provide such services following the consummation of the Transaction.

Additional Information about the Managers, the Subadvisers and Affiliated Service Providers

The tables set forth in Appendix E show amounts paid to affiliates of the Managers and the Subadvisers during the Funds’ most recently completed fiscal year. There were no other material payments by the Funds to Legg Mason, the Managers, the Subadvisers or any of their affiliates during that period. No Fund paid commissions to an affiliated broker for the Fund’s most recently completed fiscal year.

The names and principal occupations of the directors and principal executive officers (or persons performing similar functions) of the Managers and the Subadvisers are as set forth in Appendix F-1. The principal address of each individual as it relates to his or her duties at the applicable Manager/Subadviser is the same as that of the Manager/Subadviser.

Each officer of the Funds, as well as Jane E. Trust, an interested Board Member of the Funds, is an employee of a Manager and/or Subadviser as set forth in Appendix F-2. No Independent Board Member of a Fund owns any securities of, or has any other material direct or indirect interest in, Legg Mason, Franklin Templeton or any of their respective affiliates.

The Managers and the Subadvisers may provide investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Funds. The table set forth in Appendix G lists other funds advised by the Managers or the Subadvisers, the net assets of those funds, and the management fees the Managers or the Subadvisers received from those funds during the fiscal years ended on the dates noted.

Required Vote

To become effective with respect to your Fund, the New Management Agreement with your Fund’s Manager must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of the Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

Your Fund’s Board recommends that you vote “FOR” this proposal.

PROPOSAL 2—TO APPROVE A NEW SUBADVISORY AGREEMENT WITH EACH SUBADVISER OF YOUR FUND

At the Meeting, you will be asked to approve a new subadvisory agreement (each a “New Subadvisory Agreement”) with respect to each of your Fund’s subadvisers (each, a “Subadviser,” and collectively, the “Subadvisers”). You are entitled to vote on a New Subadvisory Agreement with each Subadviser of your Fund. The name of your Fund appears below under the heading for each Subadviser of your Fund. Please also see the chart above in “Summary of Proposals.”

PROPOSAL 2-A: Approve a new subadvisory agreement with Brandywine Global Investment Management, LLC

Funds affected:

BrandywineGLOBAL—Alternative Credit Fund	BrandywineGLOBAL—Global Opportunities Bond Fund
BrandywineGLOBAL—Diversified US Large Cap Value Fund	BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged)
BrandywineGLOBAL—Dynamic US Large Cap Value Fund	BrandywineGLOBAL—Global Unconstrained Bond Fund
BrandywineGLOBAL—Global Flexible Income Fund	BrandywineGLOBAL—International Opportunities Bond Fund
BrandywineGLOBAL—Global High Yield Fund

PROPOSAL 2-B: Approve a new subadvisory agreement with ClearBridge Investments, LLC

Fund affected:

QS Strategic Real Return Fund

PROPOSAL 2-C: Approve a new subadvisory agreement with ClearBridge RARE Infrastructure (North America) Pty Limited (formerly known as RARE Infrastructure (North America) Pty Ltd.)

Fund affected:

ClearBridge Global Infrastructure Income Fund

PROPOSAL 2-D: Approve a new subadvisory agreement with Martin Currie Inc.

Funds affected:

Martin Currie Emerging Markets Fund	Martin Currie SMASh Series EM Fund
Martin Currie International Unconstrained Equity Fund

PROPOSAL 2-E: Approve a new subadvisory agreement with QS Investors, LLC

Funds affected:

QS Global Market Neutral Fund	QS U.S. Small Capitalization Equity Fund
QS International Equity Fund

PROPOSALS 2-E(1) and 2-E(2): Approve new subadvisory agreements with QS Investors, LLC

Fund affected:

QS Strategic Real Return Fund

Shareholders of QS Strategic Real Return Fund are asked to approve two separate New Subadvisory Agreements with QS Investors for the Fund. Currently, there are separate Current Subadvisory Agreements for the Fund with respect to QS Investors’ services (i) monitoring and coordinating the overall management of the Fund, including rebalancing the Fund’s target asset allocations among itself and the Fund’s other subadvisers (“Asset Allocation Services”), and (ii) providing portfolio management services for a portion of the Fund’s assets (“Portfolio Management Services”). Shareholders are asked to approve a New Subadvisory Agreement with QS Investors for Asset Allocation Services in Proposal 2-E(1) (each agreement for Asset Allocation Services is titled “advisory agreement” but is referred to herein for convenience as a “subadvisory agreement”). Shareholders are asked to approve a New Subadvisory Agreement with QS Investors for Portfolio Management Services in Proposal 2-E(2).

PROPOSAL 2-F: Approve a new subadvisory agreement with Western Asset Management Company, LLC

Funds affected:

ClearBridge International Growth Fund	Martin Currie SMASh Series EM Fund
ClearBridge Global Infrastructure Income Fund	QS Global Market Neutral Fund
ClearBridge Small Cap Fund	QS International Equity Fund
ClearBridge Value Trust	QS U.S. Small Capitalization Equity Fund
Martin Currie Emerging Markets Fund
Martin Currie International Unconstrained Equity Fund

PROPOSALS 2-F(1) and 2-F(2): Approve new subadvisory agreements with Western Asset Management Company, LLC

Fund affected:

QS Strategic Real Return Fund

Shareholders of QS Strategic Real Return Fund are asked to approve two separate New Subadvisory Agreements with Western Asset for the Fund. Currently, there are separate Current Subadvisory Agreements for the Fund with respect to Western Asset’s services (i) providing portfolio management services for a portion of the Fund’s assets (“Portfolio Management Services”), and (ii) providing cash management services (“Cash Management Services”). Shareholders are asked to approve a New Subadvisory Agreement with Western Asset for Portfolio Management Services in Proposal 2-F(1). Shareholders are asked to approve a New Subadvisory Agreement with Western Asset for Cash Management Services in Proposal 2-F(2).

PROPOSAL 2-G: Approve a new subadvisory agreement with Western Asset Management Company Limited

Funds affected:

QS Strategic Real Return Fund

PROPOSAL 2-H: Approve a new subadvisory agreement with Western Asset Management Company Ltd

Fund affected:

QS Strategic Real Return Fund

Introduction

Each Subadviser is a wholly-owned subsidiary of Legg Mason. Information about the Subadvisers is provided in Proposal 1 above under “Information about the Managers, the Subadvisers and Affiliated Service Providers.”

Your Fund’s Subadviser, the date of each Current Subadvisory Agreement with respect to your Fund, and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix D.

Shareholders are being asked to approve a New Subadvisory Agreement with respect to each of your Fund’s Subadvisers because the consummation of the Transaction described above will constitute a change in control of your Fund’s Manager and Subadvisers and, therefore, will result in the automatic termination of each Current Subadvisory Agreement under the 1940 Act. If shareholders approve a New Subadvisory Agreement for a Fund prior to the consummation of the Transaction and that Fund’s New Management Agreement is approved by shareholders, that New Subadvisory Agreement will be effective upon the consummation of the Transaction. In the event that the Transaction is not consummated, the Subadviser will continue to serve your Fund pursuant to the terms of the Current Subadvisory Agreement.

There will be no increase in the fees payable to a Subadviser as a result of a New Subadvisory Agreement, and each Subadviser will continue to provide the advisory services to a Fund under a New Subadvisory Agreement as were provided under the applicable Current Subadvisory Agreement. It is expected that advisory services will continue to be provided by the same Subadviser personnel under a New Subadvisory Agreement as under the applicable Current Subadvisory Agreement. The Fund’s Manager pays a portion of the fee it receives from the Fund to a Subadviser as compensation for the Subadviser’s advisory services to the Fund. In certain cases, a Fund’s Subadviser pays a portion of the fee it receives to other Subadvisers as compensation for such Subadvisers’ advisory services to the Fund.

The terms of each New Subadvisory Agreement are identical to the terms of the applicable Current Subadvisory Agreement, except for the dates of execution, effectiveness and termination. The stated subadvisory fees to be paid with respect to your Fund are identical under the applicable Current Subadvisory Agreement and the New Subadvisory Agreement.

Set forth below is a general description of the New Subadvisory Agreement and a comparison of its terms to those of the Current Subadvisory Agreement. A more detailed comparison of the terms of the New Subadvisory Agreement and the Current Subadvisory Agreement, and the complete terms of the New Subadvisory Agreement are set forth in Appendix J, as follows:

•

Unless your Fund is specifically identified in the “bulleted” paragraph below, you should refer to Appendix J-1 for a more detailed comparison of the terms of the New Subadvisory Agreement and your Fund’s Current Subadvisory Agreement(s), and Appendix J-2 for a copy of the form of New Subadvisory Agreement.

•

Shareholders of BrandywineGLOBAL—Global Opportunities Bond Fund, QS U.S. Small Capitalization Equity Fund, and QS International Equity Fund should refer to Appendix J-3 for a more detailed comparison of the terms of the New Subadvisory Agreement and their Fund’s Current Subadvisory Agreement, and Appendix J-4 for a copy of the form of New Subadvisory Agreement.

Comparison of Current Subadvisory Agreement and New Subadvisory Agreement

Fees. There is no change in the fees payable to the Subadvisers for investment subadvisory services as a result of the New Subadvisory Agreements. The Fund does not compensate a Subadviser for its services. That compensation is paid by the Manager or, in some cases, another Subadviser. The current contractual fees payable to the Subadvisers are set forth in Appendix D.

Investment Subadvisory Services. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement provides that, subject to the supervision of the Fund’s Board Members and its Manager, the Subadviser will regularly provide the Fund, with respect to that portion of the Fund’s assets allocated to the Subadviser by the Manager, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions, will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Fund’s Board and disclosed to the Subadviser.

Under each of the Current Subadvisory Agreement and the New Subadvisory Agreement, the Subadviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures adopted by the Fund’s Board that may modify or restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and described below, the Subadviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either the particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Current Subadvisory Agreement and the New Subadvisory Agreement for BrandywineGLOBAL—Global Opportunities Bond Fund, QS U.S. Small Capitalization Equity Fund and QS International Equity Fund states that, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described above, the Fund’s Subadviser shall seek to obtain the most favorable price and execution available. In making such determination the Subadviser shall consider all factors it deems relevant.

Each of the Current Subadvisory Agreement and the New Subadvisory Agreement (other than those for BrandywineGLOBAL—Global Opportunities Bond Fund, QS U.S. Small Capitalization Equity Fund and QS International Equity Fund) further provides that the Subadviser will exercise voting rights, rights to consent to corporate action and any other rights pertaining to its allocated portion of the Fund’s assets in accordance with the Subadviser’s policies and procedures, subject to such direction as the Board may provide and will perform such other functions of investment management and supervision as may be directed by the Board.

Under each of the Current Subadvisory Agreement and the New Subadvisory Agreement, the Subadviser agrees that it will keep records relating to the services it provides the Fund in accordance with applicable laws.

Payment of Expenses. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement requires the Subadviser to furnish the Fund, at its own expense, all necessary services, facilities and personnel in connection with its responsibilities under the Agreement. Except for these expenses, the Subadviser is not responsible for the Fund’s expenses. The Subadviser is required to bear all expenses in connection with the performance of its services under the Agreement.

Potential Conflicts of Interest. Each Fund and its Manager and Subadvisers have adopted policies and procedures to address certain potential conflicts of interest that may arise in a typical investment advisory relationship. Certain of the Current Subadvisory Agreements and the New Subadvisory Agreements also contain provisions that address potential conflicts of interest. Among other things, these agreements provide that, if the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Subadviser is considered at or about the same time transactions in securities purchased or sold for more than one account must be allocated among the accounts in a manner deemed equitable by the Subadviser. In addition, if transactions of the Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Subadviser’s policies and procedures as presented to the Board from time to time. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement specifically provides that the Subadviser may engage in any other business or render services of any kind.

Each of the Current Subadvisory Agreement and the New Subadvisory Agreement also permits the Subadviser (other than those for BrandywineGLOBAL—Global Opportunities Bond Fund, QS U.S. Small Capitalization Equity Fund, and QS International Equity Fund) to delegate to an affiliate or employees of an affiliate certain of its duties under the Agreement, as long as the Subadviser supervises the affiliate or the employees. Any such arrangement must be entered into in accordance with the 1940 Act and does not relieve the Subadviser of any of its obligations under the Agreement.

Limitation on Liability. Under each of the Current Subadvisory Agreement and the New Subadvisory Agreement, the Subadviser is not liable for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund. A Subadviser is not protected however, for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. This same limitation of liability applies to affiliates of the Subadviser who may provide services to the Fund as contemplated by the Subadvisory Agreement. The Current Subadvisory Agreements and the New Subadvisory Agreements for certain Funds also clarify that the Subadviser assumes no responsibility other than to render the services called for by the Agreement in good faith, and that the Subadviser is not liable for any error of judgment or mistake of law.

Term and Continuance. If approved by shareholders prior to the consummation of the Transaction and the Fund’s New Management Agreement is approved by shareholders, the New Subadvisory Agreement will go into effect upon the consummation of the Transaction for an initial two-year period. Thereafter, if not terminated, the New Subadvisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the New Subadvisory Agreement, as required by the 1940 Act. The Current Subadvisory Agreements have similar provisions for their term and continuance, although the initial dates of the agreements differ and the initial two-year period has elapsed in most cases.

Termination. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement may be terminated at any time, without the payment of any penalty, by the Fund or the Subadviser upon written notice as provided in the Agreement. The Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, upon written notice provided within the period specified by the Agreement. Each Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Current Subadvisory Agreements and New Subadvisory Agreements for certain Funds also limit the ongoing use of the name of the Subadviser following termination.

Additional Provisions. The Current Subadvisory Agreement for certain more recently established Funds identified in Appendix J-1 and Appendix J-2 includes additional provisions regarding third party beneficiaries and forum selection, which will also be included in the New Subadvisory Agreement for these Funds. The provisions described below apply only to the New Subadvisory Agreements for these Funds, and do not vary from the existing provisions for these Funds. These provisions are not included in the Current or New Subadvisory Agreements for any other Funds.

The New Subadvisory Agreement, like the Current Subadvisory Agreement, for these more recently established Funds provides that the Agreement does not create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors. In addition, the New Subadvisory Agreement for these Funds, like the Current Subadvisory Agreement, provides that any legal suit, action or proceeding related to, arising out of or concerning the agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York and submitted to the Commercial Division of that court (each, a “Designated Court”). The New Subadvisory Agreement for these Funds, like the Current Subadvisory Agreement, provides that each party to the Agreement (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court; and (c) waives any objection that either Designated Court is an inconvenient forum. The New Subadvisory Agreement for these Funds, like the Current Subadvisory Agreement, also provides that the Subadviser is not liable for any losses caused by natural disasters, failure or disruption of utilities, communications, computer or information technology and various circumstances beyond the Subadviser’s control.

Possible Interim Subadvisory Agreement(s)

If the shareholders of your Fund do not approve a New Subadvisory Agreement and the Transaction is completed, an interim subadvisory agreement (an “Interim Subadvisory Agreement”) will take effect upon the closing of the Transaction. The Board has approved the Interim Subadvisory Agreement to allow each Subadviser of each Fund to continue providing services to the applicable Fund while shareholder approval of the New Subadvisory Agreement continues to be sought. The terms of the Interim Subadvisory Agreement are identical to those of the Current Subadvisory Agreement, except for the term and escrow provisions described below. The Interim Subadvisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of your Fund approve the New Subadvisory Agreement. The Fund’s Board or a “1940 Act Majority Vote” of the outstanding voting securities of a Fund may terminate an Interim Subadvisory Agreement on 10 calendar days’ written notice to the Subadviser without the payment of any penalty. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Subadviser under an Interim Subadvisory Agreement will be held in an interest-bearing escrow account. If shareholders of your Fund approve the New Subadvisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Subadvisory Agreement will be paid to the Subadviser. If shareholders of your Fund do not approve the New Subadvisory Agreement prior to the end of the 150-day period, the Board of your Fund will consider what further action to take consistent with their fiduciary duties to the Fund, and the Subadviser will be paid the lesser of its costs incurred in performing its services under the

Interim Subadvisory Agreement or the total amount of the escrow account, plus interest earned. Thereafter, the Manager and Board of your Fund would either negotiate a new subadvisory agreement with an advisory organization selected by the Manager and the Board, subject to shareholder approval, or make other appropriate arrangements.

Board Evaluation

At the meeting held on April 6, 2020 at which the Board approved your Fund’s New Management Agreement, the Board, including the Independent Board Members, also approved a New Subadvisory Agreement with respect to each of your Fund’s Subadvisers.

Your Fund’s Board’s considerations regarding a New Subadvisory Agreement with respect to each of your Fund’s Subadvisers are discussed in Proposal 1 above.

Required Vote

To become effective with respect to your Fund, each New Subadvisory Agreement with a Subadviser of your Fund must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of the Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

Your Fund’s Board recommends that you vote “FOR” this proposal.

ADDITIONAL INFORMATION

5% Share Ownership

As of March 18, 2020, the persons listed in Appendix H owned of record the amounts indicated of the shares of the class of Funds indicated in Appendix H.

Security Ownership of Management

As of March 18, 2020, the Board Members and officers of each Fund owned, in the aggregate, less than 1% of each Fund’s outstanding shares.

Submission of Shareholder Proposals

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Fund must be received at the offices of the Fund, c/o Legg Mason Investor Services, 100 International Drive, 4th Floor, Baltimore, MD 21202, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary of the Funds (addressed to c/o Legg Mason Investor Services, 100 International Drive, 4th Floor, Baltimore, MD 21202). The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”) at the offices of the Fund or at compliance-fundscco@leggmason.com. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and the Joint Proxy Statement and all other costs in connection with the solicitation of proxies will not be borne by the Funds and will be borne by Legg Mason. These costs will be borne by Legg Mason whether or not the proposals are successful and whether or not the Transaction is consummated. Solicitation may be made by letter or telephone by officers or employees of the Manager, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Joint Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. In addition, Legg Mason, on behalf of each Fund, has retained Computershare Fund Services and AST Fund Solutions, each a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare Fund Services and AST Fund Solutions may solicit proxies personally and by telephone. It is anticipated that the mailing service, proxy solicitation costs, and postage and printing costs associated with this Joint Proxy Statement, are estimated at approximately $4.2 million, plus reimbursements of out-of-pocket expenses.

Fiscal Year

The fiscal year end of each Fund is as set forth in Appendix A.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented at the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 620 Eighth Avenue, 49th Floor, New York, New York 10018, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings. If it is determined that the Meetings will be held by means of remote communication, the announcement regarding this change will include instructions on how to access the list of shareholders electronically.

Please vote promptly by completing, signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

Robert I. Frenkel

Secretary

April 16, 2020

Appendix A

Fiscal Year Ends

Series	Fiscal Year End
BrandywineGLOBAL — Alternative Credit Fund	10/31

BrandywineGLOBAL — Diversified US Large Cap Value Fund	9/30

BrandywineGLOBAL — Dynamic US Large Cap Value Fund	9/30

BrandywineGLOBAL — Global Flexible Income Fund	12/31

BrandywineGLOBAL — Global High Yield Fund	9/30

BrandywineGLOBAL — Global Opportunities Bond Fund	12/31

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	12/31

BrandywineGLOBAL — Global Unconstrained Bond Fund	10/31

BrandywineGLOBAL — International Opportunities Bond Fund	12/31

ClearBridge International Growth Fund	10/31

ClearBridge Global Infrastructure Income Fund	9/30

ClearBridge Small Cap Fund	10/31

ClearBridge Value Trust	10/31

Martin Currie Emerging Markets Fund	9/30

Martin Currie International Unconstrained Equity Fund	5/31

Martin Currie SMASh Series EM Fund	7/31

QS Global Market Neutral Fund	9/30

QS International Equity Fund	9/30

QS Strategic Real Return Fund	9/30
QS U.S. Small Capitalization Equity Fund	12/31

A-1

Appendix B

Fund Information

The following table lists, with respect to each Fund, the total number of shares outstanding and the net assets of the Fund on April 1, 2020, the record date for voting at the Meeting. Additionally, the table lists the quorum requirements for each Fund. The table also indicates, under “Manner of Voting,” that a shareholder of a Fund is entitled vote based on the dollar value of shares held by the shareholder on the record date, so called “dollar-weighted” voting.

Fund	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
BrandywineGLOBAL—Alternative Credit Fund	55,847,030.25	509,334,715.60	30% of voting power	Dollar-Weighted

BrandywineGLOBAL—Diversified US Large Cap Value Fund	31,025,348.07	415,373,656.50	30% of voting power	Dollar-Weighted

BrandywineGLOBAL—Dynamic US Large Cap Value Fund	14,326,941.79	125,765,832.61	30% of voting power	Dollar-Weighted

BrandywineGLOBAL—Global Flexible Income Fund	721,536.35	7,127,720.77	30% of voting power	Dollar-Weighted

BrandywineGLOBAL—Global High Yield Fund	3,847,010.11	29,660,433.12	30% of voting power	Dollar-Weighted

BrandywineGLOBAL—Global Opportunities Bond Fund	265,275,590.68	2,466,802,393.76	30% of voting power	Dollar-Weighted

BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged)	15,168,733.43	149,563,711.60	30% of voting power	Dollar-Weighted

BrandywineGLOBAL—Global Unconstrained Bond Fund	70,521,140.78	762,983,696.89	30% of voting power	Dollar-Weighted

BrandywineGLOBAL—International Opportunities Bond Fund	6,224,887.60	61,370,295.71	30% of voting power	Dollar-Weighted

ClearBridge International Growth Fund	59,406,422.62	2,536,027,724.07	30% of voting power	Dollar-Weighted

ClearBridge Global Infrastructure Income Fund	2,372,170.66	23,246,542.34	30% of voting power	Dollar-Weighted

ClearBridge Small Cap Fund	25,514,162.08	777,013,746.84	30% of voting power	Dollar-Weighted

ClearBridge Value Trust	19,978,792.51	1,205,825,867.13	30% of voting power	Dollar-Weighted

Martin Currie Emerging Markets Fund	15,271,436.17	152,499,754.69	30% of voting power	Dollar-Weighted

Martin Currie International Unconstrained Equity Fund	444,965.47	4,923,938.52	30% of voting power	Dollar-Weighted

Martin Currie SMASh Series EM Fund	13,196,389.18	84,588,854.67	30% of voting power	Dollar-Weighted

QS Global Market Neutral Fund	7,019,788.81	62,538,851.89	30% of voting power	Dollar-Weighted

QS International Equity Fund	17,153,130.32	202,016,592.21	30% of voting power	Dollar-Weighted

QS Strategic Real Return Fund	8,847,195,94	77,565,076.09	30% of voting power	Dollar-Weighted

QS U.S. Small Capitalization Equity Fund	14,774,061.39	110,004,905.61	30% of voting power	Dollar-Weighted

B-1

Appendix C

Management Agreements

Dates, Approvals and Fees

Fund	Manager	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Management Fee (as a percentage of average daily net assets unless noted otherwise)
BrandywineGLOBAL —Alternative Credit Fund	LMPFA	11/13/2013	11/25/2013[1]	11/7/2019	1.15%

BrandywineGLOBAL —Diversified US Large Cap Value Fund	LMPFA	8/20/2010	9/3/2010[1]	11/7/2019	0.650% up to $1 billion of average daily net assets; 0.625% of average daily net assets between $1 billion and $2 billion; 0.600% of average daily net assets between $2 billion and $5 billion; 0.575% of average daily net assets between $5 billion and $10 billion; 0.550% of average daily net assets exceeding $10 billion

BrandywineGLOBAL —Dynamic US Large Cap Value Fund	LMPFA	10/3/2014	10/17/2014[1]	11/7/2019	0.55%

BrandywineGLOBAL —Global Flexible Income Fund	LMPFA	5/31/2016	5/18/2016[1]	11/7/2019	0.55%

BrandywineGLOBAL —Global High Yield Fund	LMPFA	6/29/2012	9/12/2012[1]	11/7/2019	0.65%

BrandywineGLOBAL —Global Opportunities Bond Fund	LMPFA	4/30/2012	4/25/2012[1]	11/7/2019	0.50%

BrandywineGLOBAL —Global Opportunities Bond Fund (USD Hedged)	LMPFA	3/22/2019	3/13/2019[1]	2/20/2019	0.50%

BrandywineGLOBAL —Global Unconstrained Bond Fund	LMPFA	2/25/2011	2/28/2011[1]	11/7/2019	0.650% up to $1 billion of average daily net assets; 0.625% of average daily net assets between $1 billion and $2 billion; 0.600% of average daily net assets between $2 billion and $5 billion; 0.575% of average daily net assets between $5 billion and $10 billion; 0.550% of average daily net assets exceeding $10 billion

BrandywineGLOBAL —International Opportunities Bond Fund	LMPFA	11/13/2009	12/28/2009[1]	11/7/2019	0.50%

ClearBridge International Growth Fund	ClearBridge	7/1/2018	2/27/2012[2]	11/7/2019	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.62% of average daily net assets between $5 billion and $10 billion; 0.59% of average daily net assets exceeding $10 billion

1 Approved by sole initial shareholder prior to public offering of the Fund.

2 Date management agreement for the Fund approved by sole initial shareholder. Agreement was transferred to current manager in an internal reorganization in reliance on Rule 2a-6 under the 1940 Act.

C-1

Fund	Manager	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Management Fee (as a percentage of average daily net assets unless noted otherwise)
ClearBridge Global Infrastructure Income Fund	LMPFA	3/31/16	3/31/2016[1]	11/7/2019	0.900% up to $1 billion of average daily net assets; 0.875% of average daily net assets between $1 billion and $2 billion; 0.850% of average daily net assets between $2 billion and $5 billion; 0.825% of average daily net assets between $5 billion and $10 billion; 0.800% of average daily net assets exceeding $10 billion

ClearBridge Small Cap Fund	ClearBridge	7/1/2018	2/27/2012[2]	11/7/2019	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.62% of average daily net assets between $5 billion and $10 billion; 0.59% of average daily net assets exceeding $10 billion

ClearBridge Value Trust	ClearBridge	7/1/2018	2/27/2012[2]	11/7/2019	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion

Martin Currie Emerging Markets Fund	LMPFA	5/7/2015	5/26/2015[1]	11/7/2019	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion

Martin Currie International Unconstrained Equity Fund	LMPFA	11/23/2015	11/30/2015[1]	11/7/2019	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion

Martin Currie SMASh Series EM Fund	LMPFA	1/2/2018	12/21/2017[1]	11/7/2019	0.00%

QS Global Market Neutral Fund	LMPFA	11/25/2015	11/30/2015[1]	11/7/2019	0.95%

QS International Equity Fund	LMPFA	4/30/2012	4/25/2012[1]	11/7/2019	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion

QS Strategic Real Return Fund	LMPFA	2/25/2010	2/26 2010[1]	11/7/2019	0.75%

QS U.S. Small Capitalization Equity Fund	LMPFA	4/30/2012	4/25/2012[1]	11/7/2019	0.70% (net of any fees paid to Western Asset Management Company and waivers and expense reimbursements)

C-2

Appendix D

Subadvisory Agreements

Dates, Approvals and Fees

Fund	Subadviser	Date of Current Subadvisory Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Subadvisory Fee
BrandywineGLOBAL — Alternative Credit Fund	Brandywine Global	11/13/2013	11/25/2013[1]	11/7/2019	90% of the management fee paid to LMPFA[3]

BrandywineGLOBAL — Diversified US Large Cap Value Fund	Brandywine Global	8/20/2010	9/3/2010[1]	11/7/2019	90% of the management fee paid to LMPFA[3]

BrandywineGLOBAL — Dynamic US Large Cap Value Fund	Brandywine Global	10/3/2014	10/17/2014[1]	11/7/2019	90% of the management fee paid to LMPFA[3]

BrandywineGLOBAL — Global Flexible Income Fund	Brandywine Global	5/31/2016	5/18/2016[1]	11/7/2019	90% of the management fee paid to LMPFA[3]

BrandywineGLOBAL — Global High Yield Fund	Brandywine Global	6/29/2012	9/12/2012[1]	11/7/2019	90% of the management fee paid to LMPFA[3]

BrandywineGLOBAL — Global Opportunities Bond Fund	Brandywine Global	4/30/2012, as corrected and reformed on 5/5/16	4/25/2012[1]	11/7/2019	90% of the management fee paid to LMPFA[3]

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	Brandywine Global	3/22/2019	3/13/2019[1]	2/20/2019	70% of the management fee paid to LMPFA[3]

BrandywineGLOBAL — Global Unconstrained Bond Fund	Brandywine Global	2/25/2011	2/28/2011[1]	11/7/2019	70% of the management fee paid to LMPFA[3]

BrandywineGLOBAL — International Opportunities Bond Fund	Brandywine Global	11/13/2009	12/28/2009[1]	11/7/2019	70% of the management fee paid to LMPFA[3]

ClearBridge International Growth Fund	Western Asset	7/1/2018	2/27/2012[2]	11/7/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Global Infrastructure Income Fund	RARE	3/31/2016	3/31/2016[1]	11/7/2019	70% of the management fee paid to LMPFA[4]

	Western Asset	3/31/2016	3/31/2016[12]	11/7/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Small Cap Fund	Western Asset	7/1/2018	2/27/2012[2]	11/7/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Value Trust	Western Asset	7/1/2018	2/27/2012[2]	11/7/2019	0.02% of the portion of the average daily net assets allocated[3]

Martin Currie Emerging Markets Fund	Martin Currie	5/7/2015	5/26/2015[1]	11/7/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	5/7/2015	5/26/2015[1]	11/7/2019	0.02% of the portion of the average daily net assets allocated[3]

Martin Currie International Unconstrained Equity Fund	Martin Currie	11/23/2015	11/30/2015[1]	11/7/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	11/23/2015	11/30/2015[1]	11/7/2019	0.02% of the portion of the average daily net assets allocated[3]

1 Approved by sole initial shareholder prior to public offering of the Fund.

2 Date management agreement for fund approved by initial shareholder. Subadvisory agreement was entered into in connection with an internal reorganization in reliance on Rule 2a-6 under the 1940 Act.

3 Net of expense waivers and reimbursements.

4 Net of expense waivers and reimbursements and an amount equal to 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for cash management.

D-1

Fund	Subadviser	Date of Current Subadvisory Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Subadvisory Fee
Martin Currie SMASh Series EM Fund	Martin Currie	1/2/2018	12/21/2017[1]	11/7/2019	0

	Western Asset	1/2/2018	12/21/2017[1]	11/7/2019	0

QS Global Market Neutral Fund	QS Investors	11/25/2015	11/30/2015[1]	11/7/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	11/25/2015	11/30/2015[1]	11/7/2019	0.02% of the portion of the average daily net assets allocated[3]

QS International Equity Fund	QS Investors	4/1/2016	4/25/2012[2]	11/7/2019	66.67% of the management fee paid to LMPFA[3]

	Western Asset	2/8/2013	4/25/2012[2]	11/7/2019	0.02% of the portion of the average daily net assets allocated[3]

QS Strategic Real Return Fund	QS Investors (Asset Allocation)	4/1/2016	2/26/2010[2]	11/7/2019	0.20% of the Fund’s average daily net assets

	QS Investors (Portfolio Management)	4/1/2016	2/26/2010[2]	11/7/2019	0.45% of the portion of the average daily net assets allocated

	ClearBridge	4/1/2016	2/26/2010[2]	11/7/2019	0.35% of the portion of the average daily net assets allocated

	Western Asset (Portfolio Management)	4/1/2016	2/26/2010[2]	11/7/2019	0.25% of the portion of the average daily net assets allocated

	Western Asset (Cash Management)	11/16/2012	2/26/2010[2]	11/7/2019	0.02% of the portion of the average daily net assets allocated[3]

	Western Asset London	4/1/2016	2/26/2010[2]	11/7/2019	0.25% of the portion of the average daily net assets allocated

	Western Asset Japan	4/1/2016	2/26/2010[2]	11/7/2019	0.25% of the portion of the average daily net assets allocated

QS U.S. Small Capitalization Equity Fund	QS Investors	4/1/2016	4/25/2012[2]	11/7/2019	0.70% (net of any fees paid to Western Asset Management Company and waivers and expense reimbursements), which equates to 100% (net of any fees paid to Western Asset Management Company and waivers and expense reimbursements)

	Western Asset	2/8/2013	4/25/2012[2]	11/7/2019	0.02% of the portion of the average daily net assets allocated[3]

D-2

Appendix E

Fees Paid to Manager and Affiliates

The following table indicates amounts paid by each Fund to its Manager or an affiliate of the Manager during the Fund’s last fiscal year. No Fund paid commissions to an affiliated broker for the Fund’s most recently completed fiscal year

Fund	Aggregate Management Fee (after waivers, if any) ($)	Distribution Fees (after waivers, if any) ($)	Fiscal Year Ended

BrandywineGLOBAL — Alternative Credit Fund	7,791,167	108,063	10/31/2019

BrandywineGLOBAL — Diversified US Large Cap Value Fund	5,506,546	101,145	9/30/2019

BrandywineGLOBAL — Dynamic US Large Cap Value Fund	769,890	27,834	9/30/2019

BrandywineGLOBAL — Global Flexible Income Fund	(156,640)	398	12/31/2019

BrandywineGLOBAL — Global High Yield Fund	7,090	2,266	9/30/2019

BrandywineGLOBAL — Global Opportunities Bond Fund	15,481,086	705,743	12/31/2019

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	582,836	—	12/31/2019

BrandywineGLOBAL — Global Unconstrained Bond Fund	6,644,278	155,542	10/31/2019

BrandywineGLOBAL — International Opportunities Bond Fund	273,225	75,776	12/31/2019

ClearBridge International Growth Fund	9,733,708	1,243,232	10/31/2019

ClearBridge Global Infrastructure Income Fund	6,277	426	9/30/2019

ClearBridge Small Cap Fund	7,726,117	3,026,967	10/31/2019

ClearBridge Value Trust	12,668,836	8,378,535	10/31/2019

Martin Currie Emerging Markets Fund	912,357	2,379	9/30/2019

Martin Currie International Unconstrained Equity Fund	(187,515)	497	5/31/2019

Martin Currie SMASh Series EM Fund	(208,288)	—	7/31/2019

QS Global Market Neutral Fund	201,215	769	9/30/2019

QS International Equity Fund	1,704,522	285,121	9/30/2019

QS Strategic Real Return Fund	545,107	4,978	9/30/2019

QS U.S. Small Capitalization Equity Fund	1,133,878	153,080	12/31/2019

E-1

Appendix F-1

Directors and Principal Officers of Managers and Subadvisers

Legg Mason Partners Fund Advisor, LLC
Name	Position with Legg Mason Partners Fund Advisor, LLC
Legg Mason, Inc.	Sole Member
Jane E. Trust	President and Chief Executive Officer
Peter H. Nachtwey	Manager
Amy M. Olmert	Manager
Jeanne M. Kelly	Senior Vice President
Ted P. Becker	Chief Compliance Officer
Thomas C. Mandia	Secretary
Brandywine Global Investment Management, LLC
Name	Position with Brandywine Global Investment Management, LLC
Legg Mason, Inc.	Managing Member
David F. Hoffman	Elected Manager, Senior Managing Director
Adam B. Spector	Elected Manager, Managing Partner
John D. Kenney	Elected Manager
Patricia Lattin	Elected Manager
Henry F. Otto	Elected Manager, Senior Managing Director
Steven M. Tonkovich	Senior Managing Director
Stephen S. Smith	Senior Managing Director
Patrick S. Kaser	Managing Director
Mark P. Glassman	Chief Administrative Officer
Christopher D. Marzullo	General Counsel & Chief Compliance Officer
ClearBridge Investments, LLC
Name	Position with ClearBridge Investments, LLC
Legg Mason ClearBridge Holdings, LLC	Managing Member
Terrence J. Murphy	President, Chief Executive Officer and Director
Harry D. Cohen	Co-Chief Investment Officer
Scott K. Glasser	Co-Chief Investment Officer & Director
Cynthia K. List	Chief Financial Officer & Director
Barbara Brooke Manning	General Counsel & Chief Compliance Officer
John R. Haller	Chief Administrative Officer
Brian M. Eakes	Director
Terrence M. Johnson	Director
Jane E. Trust	Director
Laura A. Boydston	Director
ClearBridge RARE Infrastructure (North America) Pty Limited
Name	Position with ClearBridge RARE Infrastructure (North America) Pty Limited
RARE Infrastructure Limited	Company
Nicholas J. Langley	Director
Richard P. Elmslie	Director
Terrence J. Murphy	Director
Brian M. Eakes	Director
Terrence M. Johnson	Director
Jane E. Trust	Director
Laura A. Boydston	Director
Annette K. Golden	Head of Legal, Risk & Compliance, Chief Compliance Officer & Company Secretary
Martin Currie Inc.
Name	Position with Martin Currie Inc.
Martin Currie Limited	Parent Company
Mark Cho	Director
Stuart J. Davidson	Director
Nigel J. Anderson	Chief Compliance Officer

F-1-1

QS Investors, LLC
Name	Position with QS Investors, LLC
QS Investors Holdings, LLC	Direct Owner
Adam J. Petryk	President & Chief Executive Officer
Robert Y. Yang	Chief Operating Officer & Head of Portfolio Management
Janet C. Campagna	Director
Jeffrey A. Nattans	Director
Thomas C. Merchant	Director
Edward S. Venner	Director
Brian M. Eakes	Director
Steven R. Ducker	Chief Compliance Officer
Western Asset Management Company, LLC
Name	Position with Western Asset Management Company, LLC
Legg Mason, Inc.	Sole Shareholder
James W. Hirschmann	Director, Chief Executive Officer & President
Jennifer W. Murphy	Director, Chief Operating Officer
Bruce D. Alberts	Chief Financial Officer
Marzo N. Bernardi	Director of Client Service & Marketing
Dennis McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	General Counsel & Secretary
Kevin Ehrlich	Chief Compliance Officer
Thomas C. Merchant	Non-Employee Director
John D. Kenney	Non-Employee Director
Peter H. Nachtwey	Non-Employee Director
Western Asset Management Company Limited
Name	Position with Western Asset Management Company Limited
Western Asset Management (Cayman) Holdings Limited	Joint Shareholder
Michael B. Zarouf	Director & Senior Executive Officer
Charles A. Ruys de Perez	General Counsel & Director
Jelena N. Petrovic	Chief Compliance Officer
Ann Duong	Finance Officer
Thomas C. Merchant	Non-Executive Director
Western Asset Management Company Ltd
Name	Position with Western Asset Management Company Ltd
Legg Mason, Inc.	Sole Shareholder
Naoya Orime	Representative Director
Takashi Komatsu	Director, Head of Legal & Compliance; Chief Compliance Officer
Maki Yoshida	Operation Officer
Yasuaki Sudo	Finance Officer
Charles A. Ruys de Perez	Non-Employee Director
Laura A. Boydston	Non-Executive Director
Western Asset Management Company Pte. Ltd.
Name	Position with Western Asset Management Company Pte Ltd
LM International Holding LP	Sole Shareholder
Michael Dale	Chief Executive Officer and Executive Director
Alvin L.S. Lee	Executive Director & Chief Compliance Officer
Shirleen H.K. Thor	Finance Manager
Charles A. Ruys de Perez	Non-Executive Director
Laura A. Boydston	Non-Executive Director

F-1-2

Appendix F-2

Officers of the Funds

Name	Position(s) with Funds	Positions(s) with Manager and/or Subadviser
Jane E. Trust	President and Chief Executive Officer	Senior Managing Director of Legg Mason; President and Chief Executive Officer of LMPFA
Jeanne M. Kelly	Senior Vice President	Senior Vice President of LMPFA; Managing Director of Legg Mason & Co.
Ted Becker	Chief Compliance Officer	Global Compliance Director, Managing Director of Legg Mason
Susan Kerr	Chief Anti-Money Laundering Officer	Assistant Vice President of Legg Mason & Co. and LMIS; Anti-Money Laundering Compliance Officer of LMIS
Jenna Bailey	Identity Theft Prevention Officer	Senior Compliance Officer, Assistant Vice President of Legg Mason
Christopher Berarducci	Principal Financial Officer and Treasurer	Director of Legg Mason
Robert I. Frenkel	Secretary and Chief Legal Officer	Vice President and Deputy General Counsel of Legg Mason; Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason
Thomas C. Mandia	Assistant Secretary	Managing Director and Deputy General Counsel of Legg Mason; Secretary of LMPFA
Marc De Oliveira	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Rosemary Emmens	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Harris Goldblat	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Tara E. Gormel	Assistant Secretary	Director, Associate General Counsel, Legg Mason
George P. Hoyt	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Angela Velez	Assistant Secretary	Director, Associate General Counsel, Legg Mason
Todd Lebo	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Susan Lively	Assistant Secretary	Director, Associate General Counsel, Legg Mason
Amy Olmert	Assistant Treasurer	Managing Director, Head of Global Fiduciary Platform, Legg Mason
Erin Morris	Assistant Treasurer	Director, Senior Manager, Legg Mason
Carol Denny	Assistant Treasurer	Managing Director, Head of Product Support, Legg Mason
Lisa Carucci	Assistant Treasurer	Vice President, Senior Manager, Legg Mason
Denisa Birzan	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason
Chris Vlantis	Assistant Treasurer	Vice President, Senior Manager, Legg Mason
Edward Quigley	Assistant Treasurer	Director, Director of Product Tax, Legg Mason
Raymond Lui	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason
Robert Flower	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason
John Triolo	Assistant Treasurer	Director, Senior Manager, Legg Mason
Daniel Schlissel	Assistant Treasurer	Vice President, Senior Manager, Legg Mason
Donald Guire	Assistant Treasurer	Director, Senior Manager, Legg Mason
Hanna Zagorska-Sukiennik	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason
Robert DuCharme	Assistant Treasurer	Senior Business Strategist, Legg Mason

F-2-1

Appendix G

Other Funds Advised by Managers and Subadvisers

The following table lists certain information regarding funds for which each Manager or Subadviser provides investment advisory or subadvisory services, other than the Funds that are addressed by this Proxy Statement. All of the information below is given as of the end of the last fiscal year of each fund.

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
LMPFA
	ClearBridge Aggressive Growth Fund	7,166,460,934	0.75% up to $1 billion of average daily net assets; 0.725% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.675% of average daily net assets between $5 billion and $10 billion; 0.65% of average daily net assets exceeding $10 billion[1]

	ClearBridge All Cap Value Fund	1,560,926,665	0.700% up to $1.5 billion of average daily net assets; 0.680% of average daily net assets between $1.5 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $2.5 billion; 0.600% of average daily net assets between $2.5 billion and $3.5 billion; 0.500% of average daily net assets exceeding $3.5 billion[1]

	ClearBridge Appreciation Fund	6,486,192,240	0.75% up to $250 million of average daily net assets; 0.70% of average daily net assets between $250 million and $500 million; 0.65% of average daily net assets between $500 million and $1 billion; 0.60% of average daily net assets between $1 billion and $2 billion; 0.55% of average daily net assets between $2 billion and $3 billion; 0.50% of average daily net assets exceeding $3 billion[1]

	ClearBridge Dividend Strategy Fund	6,808,523,214	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge International Small Cap Fund	69,072,971	0.80% up to $1 billion of average daily net assets; 0.75% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.65% of average daily net assets between $5 billion and $10 billion; 0.60% of average daily net assets exceeding $10 billion[1]

	ClearBridge International Value Fund	299,161,340	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge Large Cap Growth Fund	15,535,905,821	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge Large Cap Value Fund	1,685,111,718	0.650% of assets up to and including $350 million; 0.550% of assets over $350 million and up to and including $500 million; 0.525% of assets over $500 million and up to and including $750 million; 0.500% of assets over $750 million and up to and including $1 billion; and 0.450% of assets over $1 billion[1]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	ClearBridge Mid Cap Fund	1,872,859,632	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge Mid Cap Growth Fund	88,534,521	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge Select Fund	670,208,209	0.95%[1]

	ClearBridge Small Cap Growth Fund	3,860,378,027	0.75%[1]

	ClearBridge Small Cap Value Fund	123,376,227	0.75%[1]

	ClearBridge Sustainability Leaders Fund	11,218,773	0.650% of assets up to and including $1 billion; 0.625% of assets over $1 billion and up to and including $2 billion; and 0.600% of assets over $2 billion[1]

	ClearBridge Tactical Dividend Income Fund	355,775,137	0.75% up to $1 billion of average daily net assets; 0.725% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.675% of average daily net assets between $5 billion and $10 billion; 0.65% of average daily net assets exceeding $10 billion[1]

	QS Conservative Growth Fund	284,689,375	0.00%[1]

	QS Defensive Growth Fund	121,334,956	0.00%[1]

	QS Global Dividend Fund	360,408,199	0.65%[1]

	QS Global Equity Fund	160,519,531	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	QS Growth Fund	716,192,645	0.00%[1]

	QS Moderate Growth Fund	456,657,86	0.00%[1]

	QS S&P 500 Index Fund	273,416,039	0.25%[1]

	QS U.S. Large Cap Equity Fund	862,578,010	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	Western Asset Adjustable Rate Income Fund	230,797,641	0.45%[1]

	Western Asset California Municipals Fund	419,783,003	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million[1]

	Western Asset Corporate Bond Fund	792,759,000	0.45%[1]

	Western Asset Emerging Markets Debt Fund	41,052,542	0.60%[1]

	Western Asset Global High Yield Bond Fund	258,428,054	0.70%[1]

	Western Asset Income Fund	450,047,116	0.50%[1]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Intermediate Maturity California Municipals Fund	270,913,274	0.50%[1]

	Western Asset Intermediate Maturity New York Municipals Fund	183,678,192	0.50%[1]

	Western Asset Intermediate-Term Municipals Fund	2,369,713,549	0.35%[1]

	Western Asset Managed Municipals Fund	4,556,179,342	0.40%[1]

	Western Asset Massachusetts Municipals Fund	91,493,105	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million[1]

	Western Asset Mortgage Total Return Fund	982,363,667	0.50% up to $4 billion of average daily net assets; 0.45% of average daily net assets between $4 billion and $6 billion; 0.40% of average daily net assets between $6 billion and $8 billion; 0.35% of average daily net assets exceeding $8 billion[1]

	Western Asset Municipal High Income Fund	529,651,978	0.55% up to $1 billion of average daily net assets; 0.525% of average daily net assets between $1 billion and $2 billion; 0.50% of average daily net assets between $2 billion and $5 billion; 0.475% of average daily net assets between $5 billion and $10 billion; 0.45% of average daily net assets exceeding $10 billion[1]

	Western Asset New Jersey Municipals Fund	200,342,372	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million[1]

	Western Asset New York Municipals Fund	564,727,870	0.50%[1]

	Western Asset Oregon Municipals Fund	68,119,525	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million[1]

	Western Asset Pennsylvania Municipals Fund	179,709,203	0.45%[1]

	Western Asset Short Duration High Income Fund	407,941,178	0.55%[1]

	Western Asset Short Duration Municipal Income Fund	1,005,081,664	0.30%[1]

	Western Asset Short-Term Bond Fund	768,463,195	0.35%[1]

	Western Asset Core Bond Fund	13,515,870,286	0.45% of the first $500 million of average daily net assets, 0.425% of the next $500 million of average daily net assets and 0.40% of average daily net assets over $1 billion. [1]

	Western Asset Core Plus Bond Fund	30,974,222,122	0.45% of the first $500 million of average daily net assets, 0.425% of the next $500 million of average daily net assets and 0.40% of average daily net assets over $1 billion. [1]

	Western Asset High Yield Fund	241,938,408	0.55%[1]

	Western Asset Inflation Indexed Plus Bond Fund	462,379,278	0.20%[1]

	Western Asset Intermediate Bond Fund	984,942,913	0.40%[1]

	Western Asset Macro Opportunities Fund	1,635,494,028	1.15%[1]

	Western Asset Total Return Unconstrained Fund	1,416,710,543	0.60%[1]

Manager/ Subadviser	Fund	Net Assets ($)		Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Institutional Government Reserves	9,330,473,618		0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset Institutional Liquid Reserves	2,948,173,250		0.20% up to $5 billion of average daily net assets; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset Institutional U.S. Treasury Obligations Money Market Fund	705,315,951		0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset Institutional U.S. Treasury Reserves	6,613,907,152		0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset Premier Institutional Government Reserves	15,830,000,000	[2]	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset Premier Institutional Liquid Reserves	21,820,000,000	[2]	0.20% up to $5 billion of average daily net assets; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset Premier Institutional U.S. Treasury Reserves	12,690,000,000	[2]	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset Select Tax Free Reserves	281,044,802		0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset SMASh Series C Fund	1,112,419,913		0.00%[1]

	Western Asset SMASh Series EC Fund	2,132,821,009		0.00%[1]

	Western Asset SMASh Series M Fund	2,842,111,579		0.00%[1]

	Western Asset SMASh Series TF Fund	43,684,568		0.00%[1]

	Western Asset Government Reserves	1,131,214,353		0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion[1]

	Western Asset New York Tax Free Money Market Fund	107,806,366		0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion[1]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Prime Obligations Money Market Fund	171,232,620	0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion[1]

	Western Asset Tax Free Reserves	58,630,634	0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion[1]

	Western Asset U.S. Treasury Reserves	292,186,479	0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion[1]

	Western Asset Premium Liquid Reserves	15,389,248	0.35%[1]

	Western Asset Premium U.S. Treasury Reserves	310,989,531	0.35%[1]

	Government Portfolio	12,504,754,039	0.10%

	Liquid Reserves Portfolio	20,751,689,279	0.10%

	Tax Free Reserves Portfolio	339,770,336	0.15%

	U.S. Treasury Obligations Portfolio	733,766,289	0.00%

	U.S. Treasury Reserves Portfolio	13,488,277,850	0.10%

	ClearBridge All Cap Growth ETF	128,221,000	0.53%

	ClearBridge Dividend Strategy ESG ETF	6,439,001	0.59%

	ClearBridge Large Cap Growth ESG ETF	192,196,356	0.59%

	Legg Mason Emerging Markets Low Volatility High Dividend ETF	6,164,040	0.50%

	Legg Mason Global Infrastructure ETF	21,826,070	0.45%[1]

	Legg Mason International Low Volatility High Dividend ETF	53,750,511	0.40%

	Legg Mason Low Volatility High Dividend ETF	824,022,237	0.27%

	Legg Mason Small-Cap Quality Value ETF	10,483,469	0.60%

	Western Asset Short Duration Income ETF	25,801,165	0.29%

	Western Asset Total Return ETF	107,525,121	0.49%[1]

	ClearBridge Variable Aggressive Growth Portfolio	843,835,683	0.75% up to $1 billion of average daily net assets; 0.725% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.675% of average daily net assets between $5 billion and $10 billion; 0.65% of average daily net assets exceeding $10 billion[1]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	ClearBridge Variable Appreciation Portfolio	813,695,312	0.75% up to $250 million of average daily net assets; 0.70% of average daily net assets between $250 million and $500 million; 0.65% of average daily net assets between $500 million and $1 billion; 0.60% of average daily net assets between $1 billion and $2 billion; 0.55% of average daily net assets between $2 billion and $3 billion; 0.50% of average daily net assets exceeding $3 billion[1]

	ClearBridge Variable Dividend Strategy Portfolio	481,138,775	0.700% up to $1 billion of average daily net assets; 0.680% of average daily net assets between $1 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $5 billion; 0.600% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge Variable Large Cap Growth Portfolio	333,232,004	0.700% up to $1 billion of average daily net assets; 0.680% of average daily net assets between $1 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $5 billion; 0.600% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge Variable Large Cap Value Portfolio	289,618,818	0.650% of assets up to and including $350 million; 0.550% of assets over $350 million and up to and including $500 million; 0.525% of assets over $500 million and up to and including $750 million; 0.500% of assets over $750 million and up to and including $1 billion; and 0.450% of assets over $1 billion[1]

	ClearBridge Variable Mid Cap Portfolio	234,584,958

0.75% of assets up to and including $1 billion; 0.70% of assets over $1 billion and up to and including $2 billion; 0.65% of assets over $2 billion and up to and including $5 billion; 0.60% of assets over $5 billion and up to and including $10 billion; and 0.55% of assets over $10 billion[1]

	ClearBridge Variable Small Cap Growth Portfolio	372,176,091	0.75%[1]

	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	1,284,718,767	0.45%[1]

	QS Variable Conservative Growth	90,768,499	0.00%[1]

	QS Variable Growth	97,958,661	0.00%[1]

	QS Variable Moderate Growth	33,181,672	0.00%[1]

	Western Asset Core Plus VIT Portfolio	193,396,076	0.45% of the first $500 million, 0.425% of the next $500 million and 0.40% of assets over $1 billion of its average daily net assets

	Western Asset Variable Global High Yield Bond Portfolio	151,359,095	0.70%[1]

	BrandywineGLOBAL – Global Income Opportunities Fund Inc.	303,615,531	0.85% of the Fund’s managed assets[3]

	Clarion Partners Real Estate Income Fund Inc.	21,538,498	1.25% of the Fund’s average daily net assets[1]

	ClearBridge Energy Midstream Opportunity Fund Inc.	627,721,521	1.00% of the Fund’s managed assets[2]

	ClearBridge MLP and Midstream Fund Inc.	798,136,646	1.00% of the Fund’s managed assets[2]

	ClearBridge MLP and Midstream Total Return Fund Inc.	342,048,372	1.00% of the Fund’s managed assets[2]

	LMP Capital and Income Fund Inc.	280,520,793	0.85%[4]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Corporate Loan Fund Inc.	108,082,060	0.80% of the Fund’s average daily net assets

	Western Asset Emerging Markets Debt Fund Inc.	958,277,861	0.85%[3]

	Western Asset Global Corporate Defined Opportunity Fund Inc.	275,050,019	0.80% of the Fund’s managed assets[2]

	Western Asset Global High Income Fund Inc.	464,882,819	0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings

	Western Asset High Income Fund II Inc.	622,145,281	0.80%[5]

	Western Asset High Income Opportunity Fund Inc.	703,112,016	0.80% of the Fund’s average daily net assets

	Western Asset High Yield Defined Opportunity Fund Inc.	364,914,330	0.80% of the Fund’s net assets

	Western Asset Intermediate Muni Fund Inc.	144,183,196	0.55% of the Fund’s average daily net assets

	Western Asset Investment Grade Defined Opportunity Trust Inc.	228,858,202	0.65% of the Fund’s net assets

	Western Asset Managed Municipals Fund Inc.	595,380,029	0.55% of the Fund’s average daily net assets

	Western Asset Middle Market Debt Fund Inc.	88,780,959	1.25% of the Fund’s average daily managed assets[2]

	Western Asset Middle Market Income Fund Inc.	173,330,793	1.25% of the Fund’s managed assets[2]

	Western Asset Mortgage Opportunity Fund Inc.	204,709,890	1.00% of the Fund’s managed assets[2]

	Western Asset Municipal Defined Opportunity Trust Inc.	257,423,494	0.60% of the Fund’s managed assets[6]

	Western Asset Municipal High Income Fund Inc.	173,881,084	0.55% of the Fund’s average daily net assets

	Western Asset Municipal Partners Fund Inc.	161,010,999	0.55% of the Fund’s average weekly net assets

	Western Asset Variable Rate Strategic Fund Inc.	82,985,454	0.75%[3]
BrandywineGLOBAL
	BrandywineGLOBAL – Global Income Opportunities Fund Inc.	303,615,531	70% of the management fee paid to LMPFA[11]

	American Beacon Small Cap Value Fund	973,458,199	0.50% on assets up to $100 million; 0.45% on next $150 million; and 0.40% on assets over $250 million

	Fidelity Rutland Square Trust II – Strategic Advisers Value Fund	2,991,393,220	0.27% on first $500 million; 0.20% on next $2 billion; 0.175% on next $1 billion; and 0.15% on assets over $3.5 billion

	MassMutual Select Diversified Value Fund	210,011,215	0 .223% of average daily net assets of portfolio

	Fidelity Rutland Square Trust II, Strategic Advisers Core Fund	991,141,111	0.27% on first $500 million; 0.20% on next $2 billion; 0.175% on next $1 billion; and 0.15% on assets over $3.5 billion

	SunAmerica Series Trust – SA Legg Mason BW Large Cap Value Portfolio	1,225,827,526	0.27% on first $500 million; 0.20% on next $2 billion; 0.175% on assets over $2.5 billion

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	SunAmerica Series Trust – SA Legg Mason Tactical Opportunities Portfolio	2,898,816	0.30% on first $500 million; 0.28% on next $1 billion; and 0.23% on assets over $1.5 billion

	MML Equity Fund	459,323,154	0 .223% of average daily net assets of portfolio

	Mercer US Large Cap Equity Fund, a Series of the Mercer Funds	161,405,871	0.27%

	Advanced Series Trust- AST Legg Mason Diversified Growth Portfolio	39,590,983	0.35% on first $250 million; 0.325% on next $250 million; 0.30% on next $250 million; and 0.275% on next $250 million; 0.25% on next $1 billion; and 0.225% on assets over $2 billion

	Morningstar Unconstrained Allocation Fund a series of Morningstar Funds Trust	10,100,792	0.40% on first $50 million; 0.38% on next $50 million; and 0.36% on assets over $100 million

	American Beacon Diversified Fund	85,102,914	0.225%

	VY BrandywineGLOBAL – Bond Portfolio	244,653,697	0.20%

	1290 Funds – 1290 Diversified Bond Fund	112,485,003	0.15% on first $100 million; 0.13% on next $400 million; and 0.10% on assets over $500 million
ClearBridge
	ClearBridge Aggressive Growth Fund	7,166,460,934	70% of the management fee paid to LMPFA[11]

	ClearBridge All Cap Value Fund	1,560,926,665	70% of the management fee paid to LMPFA[11]

	ClearBridge Appreciation Fund	6,486,192,240	70% of the management fee paid to LMPFA[11]

	ClearBridge Dividend Strategy Fund	6,808,523,214	70% of the management fee paid to LMPFA[11]

	ClearBridge International Small Cap Fund	69,072,971	70% of the management fee paid to LMPFA[11]

	ClearBridge International Value Fund	299,161,340	70% of the management fee paid to LMPFA[11]

	ClearBridge Large Cap Growth Fund	15,535,905,821	70% of the management fee paid to LMPFA[11]

	ClearBridge Large Cap Value Fund	1,685,111,718	70% of the management fee paid to LMPFA[11]

	ClearBridge Mid Cap Fund	1,872,859,632	70% of the management fee paid to LMPFA[11]

	ClearBridge Mid Cap Growth Fund	88,534,521	70% of the management fee paid to LMPFA[11]

	ClearBridge Select Fund	670,208,209	70% of the management fee paid to LMPFA[12]

	ClearBridge Small Cap Growth Fund	3,860,378,027	70% of the management fee paid to LMPFA[11]

	ClearBridge Small Cap Value Fund	123,376,227	70% of the management fee paid to LMPFA[11]

	ClearBridge Sustainability Leaders Fund	11,218,773	70% of the management fee paid to LMPFA[12]

	ClearBridge Tactical Dividend Income Fund	355,775,137	70% of the management fee paid to LMPFA[11]

	ClearBridge All Cap Growth ETF	128,221,000	70% of the management fee paid to LMPFA[13]

	ClearBridge Dividend Strategy ESG ETF	6,439,001	70% of the management fee paid to LMPFA[13]

	ClearBridge Large Cap Growth ESG ETF	192,196,356	70% of the management fee paid to LMPFA[13]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	ClearBridge Variable Aggressive Growth Portfolio	843,835,683	70% of the management fee paid to LMPFA[11]

	ClearBridge Variable Appreciation Portfolio	813,695,312	70% of the management fee paid to LMPFA[11]

	ClearBridge Variable Dividend Strategy Portfolio	481,138,775	70% of the management fee paid to LMPFA[11]

	ClearBridge Variable Large Cap Growth Portfolio	333,232,004	70% of the management fee paid to LMPFA[11]

	ClearBridge Variable Large Cap Value Portfolio	289,618,818	70% of the management fee paid to LMPFA[11]

	ClearBridge Variable Mid Cap Portfolio	234,584,958	70% of the management fee paid to LMPFA[11]

	ClearBridge Variable Small Cap Growth Portfolio	372,176,091	70% of the management fee paid to LMPFA[11]

	ClearBridge Energy Midstream Opportunity Fund Inc.	627,721,521	70% of the management fee paid to LMPFA[11]

	ClearBridge MLP and Midstream Fund Inc.	798,136,646	70% of the management fee paid to LMPFA[11]

	ClearBridge MLP and Midstream Total Return Fund Inc.	342,048,372	70% of the management fee paid to LMPFA[11]

	LMP Capital and Income Fund Inc.	280,520,793	70% of the management fee on the portion of the average daily net assets allocated[11]

	EQ Advisors Trust – Multimanager Aggressive Equity Portfolio	1,326,122,865	0.35% of the first $500 million; 0.30% on the next $1.5 billion; and 0.25% on assets over $2 billion

	EQ Advisors Trust – Bridge Builder Small/Mid Cap Growth Fund	4,024,072,920	0.40% of the first $250 million; 0.35% on assets between $250 million and $1 billion; and 0.30% on assets over $1 billion

	EQ Advisors Trust – EQ/ClearBridge Large Cap Growth Portfolio	382,931,687.00	0.35% of the first $500 million; 0.30% on the next $1.5 billion; and 0.25% on assets over $2 billion

	EQ Advisors Trust – EQ/ClearBridge Select Equity Managed Volatility Portfolio	209,385,366	0.42% of the first $200 million; and 0.40% on assets over $100 million

	Guardian Variable Products Trust – Guardian Large Cap Fundamental Growth VIP Fund	349,920,608	0.30% of the first $100 million; 0.27% on the next $200 million; and 0.25% on assets over $300 million

	Guardian Variable Products Trust – Guardian Small Cap Core VIP Fund	310,451,491	0.37%

	GuideStone Funds – Growth Equity Fund	1,698,149,552	0.38% of the first $50 million; 0.35% on the next $50 million; 0.30% on the next $100 million; 0.27% on the next $550 million; and 0.25% on assets over $750 million

	JNL Series Trust – JNL Multi-Manager Mid Cap Fund	1,194,140,000	0.40% of the first $500 million; and 0.38% on assets over $500 million

	JNL Series Trust – JNL/ClearBridge Large Cap Growth Fund	1,211,671,000	0.30% of the first $100 million; 0.275% on the next $150 million; 0.25% on the next $250 million; and 0.225% on assets over $500 million

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Lincoln Variable Insurance Products Trust – LVIP ClearBridge QS Select Large Cap Managed Volatility Fund – Appreciation sleeve	561,710,059	First $100 mil 0.40%, Next $100 mil 0.35%, Next $100 mil 0.30%, Above $300 mil 0.28%

	Lincoln Variable Insurance Products Trust – LVIP ClearBridge QS Select Large Cap Managed Volatility Fund – Aggressive Growth sleeve	561,710,059	0.40% of the first $100 million; 0.35% on the next $100 million; 0.30% on the next $100 million; and 0.28% on assets over $300 million

	Morgan Stanley Pathway Funds – Large Cap Equity Fund	1,553,923,154	0.34% of the first $100 million; and 0.30% on assets over $100 million

	Morningstar Funds Trust – Morningstar U.S. Equity Fund	677,926,671	0.32% of the first $500 million; and 0.29% on assets over $500 million

	Optimum Fund Trust – Optimum Large Cap Growth Fund	1,678,782,956	0.38% of the first $100 million; 0.33% on the next $150 million; 0.29% on the next $250 million; 0.27% on the next $500 million; 0.25% on the next $500 million; and 0.23% on assets over $1.5 billion

	Pacific Select Funds – Large-Cap Value Portfolio	1,210,762,368	0.45% of the first $100 million; 0.40% on the next $100 million; 0.35% on the next $200 million; 0.30% on the next $350 million; 0.25% on the next $250 million; and 0.20% on assets over $1 billion

	Pacific Funds – PF Large-Cap Value Fund	171,045,918	First $100 mil 0.45%, Next $100 mil 0.40%, Next $200 mil 0.35%, Next $350 mil 0.30%, Next $250 mil 0.25%, Above $1 bil 0.20%

	Advanced Series Trust – AST Clearbridge Dividend Growth Portfolio	2,469,455,093	0.25% of the first $250 million; 0.20% on the next $250 million; and 0.18% on assets over $500 million

	Vanguard Explorer Fund	16,088,495,000	0.30% of the first $500 million; 0.20% on the next $1 billion; and 0.18% on assets over $1.5 billion
RARE
	Legg Mason Global Infrastructure ETF	21,826,070	90% of the management fee paid to LMPFA[13]

	Principal Funds Inc. – Diversified Real Asset Fund – Global Infrastructure sleeve	$3,790,271,000.00	0.380% of the first $250 million; 0.285% of the next $250 million; 0.250% of the next $250 million; and 0.225% on assets over $750 million

	Principal Diversified Select Real Asset Fund	$126,273,209.35	0.380% of the first $250 million; 0.285% of the next $250 million; 0.250% of the next $250 million; and 0.225% on assets over $750 million
QS Investors
	QS Conservative Growth Fund	284,689,375	70% of the management fee paid to LMPFA[11]

	QS Defensive Growth Fund	121,334,956	70% of the management fee paid to LMPFA[11]

	QS Global Dividend Fund	360,408,199	70% of the management fee paid to LMPFA[12]

	QS Global Equity Fund	160,519,531	70% of the management fee paid to LMPFA[11]

	QS Growth Fund	716,192,645	70% of the management fee paid to LMPFA[11]

	QS Moderate Growth Fund	456,657,86	70% of the management fee paid to LMPFA[11]

	QS S&P 500 Index Fund	273,416,039	70% of the management fee paid to LMPFA[11]

	QS U.S. Large Cap Equity Fund	862,578,010	70% of the management fee paid to LMPFA[11]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Legg Mason Emerging Markets Low Volatility High Dividend ETF	6,164,040	90% of the management fee paid to LMPFA[13]

	Legg Mason International Low Volatility High Dividend ETF	53,750,511	90% of the management fee paid to LMPFA[13]

	Legg Mason Low Volatility High Dividend ETF	824,022,237	90% of the management fee paid to LMPFA[13]

	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	1,284,718,767	0.10% of the Fund’s average daily net assets

	QS Variable Conservative Growth	90,768,499	70% of the management fee paid to LMPFA[11]

	QS Variable Growth	97,958,661	70% of the management fee paid to LMPFA[11]

	QS Variable Moderate Growth	33,181,672	70% of the management fee paid to LMPFA[11]

	AST Legg Mason Diversified Growth Portfolio	554,725,038	0.34%

	EQ Legg Mason Growth Allocation Portfolio	13,650,780	0.25%

	EQ Legg Mason Moderate Allocation Portfolio	187,396,057	0.25%

	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund	99,193,403	0.30%

	SIMT Multi-Asset Inflation Managed Fund	251,783,762	0.10%

	SIIT Multi-Asset Real Return Fund	272,443,831	0.10%

	Pacific Select Fund – International Small-Cap Portfolio	271,047,605	0.56%

	PF International Small Cap Fund	28,955,159	0.56%

	SA Legg Mason Tactical Opportunities Portfolio	40,844,206	0.35%

	Transamerica Cleartrack Target Date 2055	624,343	0.05%

	Transamerica ClearTrack Target Date 2015	36,475,457	0.05%

	Transamerica ClearTrack Target Date 2020	48,634,143	0.05%

	Transamerica ClearTrack Target Date 2025	72,134,249	0.05%

	Transamerica ClearTrack Target Date 2030	55,411,555	0.05%

	Transamerica ClearTrack Target Date 2035	56,970,601	0.05%

	Transamerica ClearTrack Target Date 2040	49,701,187	0.05%

	Transamerica ClearTrack Target Date 2045	32,884,401	0.05%

	Transamerica ClearTrack Target Date 2050	26,314,960	0.05%

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Transamerica ClearTrack Target Date Retirement Income	62,443,090	0.05%

	Transamerica Clertrack Target Date 2060	607,980	0.05%

	Transamerica Dynamic Income	155,704,041	0.07%

	Transamerica Legg Mason Dynamic Allocation – Balanced VP	1,119,215,259	0.12%

	Transamerica Legg Mason Dynamic Allocation – Growth VP	505,579,023	0.12%

	Transamerica QS Investors Active Asset Allocation – Conservative VP	386,122,860	0.10%

	Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	637,081,651	0.10%

	Transamerica QS Investors Active Asset Allocation – Moderate VP	1,467,112,958	0.10%
Western Asset

	ClearBridge Aggressive Growth Fund	7,166,460,934	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge All Cap Value Fund	1,560,926,665	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Appreciation Fund	6,486,192,240	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Dividend Strategy Fund	6,808,523,214	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge International Small Cap Fund	69,072,971	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge International Value Fund	299,161,340	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Large Cap Growth Fund	15,535,905,821	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Large Cap Value Fund	1,685,111,718	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Mid Cap Fund	1,872,859,632	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Mid Cap Growth Fund	88,534,521	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Select Fund	670,208,209	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Small Cap Growth Fund	3,860,378,027	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Small Cap Value Fund	123,376,227	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Sustainability Leaders Fund	11,218,773	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Tactical Dividend Income Fund	355,775,137	0.02% of the portion of the average daily net assets allocated[11]

	QS Conservative Growth Fund	284,689,375	0.02% of the portion of the average daily net assets allocated[11]

	QS Defensive Growth Fund	121,334,956	0.02% of the portion of the average daily net assets allocated[11]

	QS Global Dividend Fund	360,408,199	0.02% of the portion of the average daily net assets allocated[11]

	QS Global Equity Fund	160,519,531	0.02% of the portion of the average daily net assets allocated[11]

	QS Growth Fund	716,192,645	0.02% of the portion of the average daily net assets allocated[11]

	QS Moderate Growth Fund	456,657,86	0.02% of the portion of the average daily net assets allocated[11]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	QS S&P 500 Index Fund	273,416,039	0.02% of the portion of the average daily net assets allocated[11]

	QS U.S. Large Cap Equity Fund	862,578,010	0.02% of the portion of the average daily net assets allocated[11]

	Western Asset Adjustable Rate Income Fund	230,797,641	70% of the management fee paid to LMPFA[11]

	Western Asset California Municipals Fund	419,783,003	70% of the management fee paid to LMPFA[11]

	Western Asset Corporate Bond Fund	792,759,000	70% of the management fee paid to LMPFA[11]

	Western Asset Emerging Markets Debt Fund	41,052,542	70% of the management fee paid to LMPFA[11]

	Western Asset Global High Yield Bond Fund	258,428,054	70% of the management fee paid to LMPFA[11]

	Western Asset Income Fund	450,047,116	70% of the management fee paid to LMPFA[11]

	Western Asset Intermediate Maturity California Municipals Fund	270,913,274	70% of the management fee paid to LMPFA[11]

	Western Asset Intermediate Maturity New York Municipals Fund	183,678,192	70% of the management fee paid to LMPFA[11]

	Western Asset Intermediate-Term Municipals Fund	2,369,713,549	70% of the management fee paid to LMPFA[11]

	Western Asset Managed Municipals Fund	4,556,179,342	70% of the management fee paid to LMPFA[11]

	Western Asset Massachusetts Municipals Fund	91,493,105	70% of the management fee paid to LMPFA[11]

	Western Asset Mortgage Total Return Fund	982,363,667	70% of the management fee paid to LMPFA[11]

	Western Asset Municipal High Income Fund	529,651,978	70% of the management fee paid to LMPFA[11]

	Western Asset New Jersey Municipals Fund	200,342,372	70% of the management fee paid to LMPFA[11]

	Western Asset New York Municipals Fund	564,727,870	70% of the management fee paid to LMPFA[11]

	Western Asset Oregon Municipals Fund	68,119,525	70% of the management fee paid to LMPFA[11]

	Western Asset Pennsylvania Municipals Fund	179,709,203	70% of the management fee paid to LMPFA[11]

	Western Asset Short Duration High Income Fund	407,941,178	70% of the management fee paid to LMPFA[11]

	Western Asset Short Duration Municipal Income Fund	1,005,081,664	70% of the management fee paid to LMPFA[11]

	Western Asset Short-Term Bond Fund	768,463,195	70% of the management fee paid to LMPFA[11]

	Western Asset Core Bond Fund	13,515,870,286	0.45% of the first $500 million of average daily net assets, 0.425% of the next $500 million of average daily net assets and 0.40% of average daily net assets over $1 billion.

	Western Asset Core Plus Bond Fund	30,974,222,122	*[7]

	Western Asset High Yield Fund	241,938,408	0.55% of average daily net assets

Manager/ Subadviser	Fund	Net Assets ($)		Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Inflation Indexed Plus Bond Fund	462,379,278		**[8]

	Western Asset Intermediate Bond Fund	984,942,913		0.40% of average daily net assets

	Western Asset Macro Opportunities Fund	1,635,494,028		*[7]

	Western Asset Total Return Unconstrained Fund	1,416,710,543		*[7]

	Western Asset Institutional Government Reserves	9,330,473,618		70% of the management fee paid to LMPFA[11]

	Western Asset Institutional Liquid Reserves	2,948,173,250		70% of the management fee paid to LMPFA[11]

	Western Asset Institutional U.S. Treasury Obligations Money Market Fund	705,315,951		70% of the management fee paid to LMPFA[11]

	Western Asset Institutional U.S. Treasury Reserves	6,613,907,152		70% of the management fee paid to LMPFA[11]

	Western Asset Premier Institutional Government Reserves	15,830,000,000	[2]	70% of the management fee paid to LMPFA[11]

	Western Asset Premier Institutional Liquid Reserves	21,820,000,000	[2]	70% of the management fee paid to LMPFA[11]

	Western Asset Premier Institutional U.S. Treasury Reserves	12,690,000,000	[2]	70% of the management fee paid to LMPFA[11]

	Western Asset Select Tax Free Reserves	281,044,802		70% of the management fee paid to LMPFA[11]

	Western Asset SMASh Series C Fund	1,112,419,913		0

	Western Asset SMASh Series EC Fund	2,132,821,009		0

	Western Asset SMASh Series M Fund	2,842,111,579		0

	Western Asset SMASh Series TF Fund	43,684,568		0

	Western Asset Government Reserves	1,131,214,353		70% of the management fee paid to LMPFA[11]

	Western Asset New York Tax Free Money Market Fund	107,806,366		70% of the management fee paid to LMPFA[11]

	Western Asset Prime Obligations Money Market Fund	171,232,620		70% of the management fee paid to LMPFA[11]

	Western Asset Tax Free Reserves	58,630,634		70% of the management fee paid to LMPFA[11]

	Western Asset U.S. Treasury Reserves	292,186,479		70% of the management fee paid to LMPFA[11]

	Western Asset Premium Liquid Reserves	15,389,248		70% of the management fee paid to LMPFA[11]

	Western Asset Premium U.S. Treasury Reserves	310,989,531		70% of the management fee paid to LMPFA[11]

	Government Portfolio	12,504,754,039		70% of the management fee paid to LMPFA[11]

	Liquid Reserves Portfolio	20,751,689,279		70% of the management fee paid to LMPFA[11]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Tax Free Reserves Portfolio	339,770,336	70% of the management fee paid to LMPFA[11]

	U.S. Treasury Obligations Portfolio	733,766,289	0

	U.S. Treasury Reserves Portfolio		70% of the management fee paid to LMPFA[11]

	ClearBridge All Cap Growth ETF	128,221,000	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Dividend Strategy ESG ETF	6,439,001	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Large Cap Growth ESG ETF	192,196,356	0.02% of the portion of the average daily net assets allocated[11]

	Legg Mason Emerging Markets Low Volatility High Dividend ETF	6,164,040	0.02% of the portion of the average daily net assets allocated[11]

	Legg Mason Global Infrastructure ETF	21,826,070	0.02% of the portion of the average daily net assets allocated[11]

	Legg Mason International Low Volatility High Dividend ETF	53,750,511	0.02% of the portion of the average daily net assets allocated[11]

	Legg Mason Low Volatility High Dividend ETF	824,022,237	0.02% of the portion of the average daily net assets allocated[11]

	Legg Mason Small-Cap Quality Value ETF	10,483,469	0.02% of the portion of the average daily net assets allocated[11]

	Western Asset Short Duration Income ETF	25,801,165	70% of the management fee paid to LMPFA[13]

	Western Asset Total Return ETF	107,525,121	70% of the management fee paid to LMPFA[13]

	ClearBridge Variable Aggressive Growth Portfolio	843,835,683	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Variable Appreciation Portfolio	813,695,312	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Variable Dividend Strategy Portfolio	481,138,775	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Variable Large Cap Growth Portfolio	333,232,004	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Variable Mid Cap Portfolio	234,584,958	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Variable Small Cap Growth Portfolio	372,176,091	0.02% of the portion of the average daily net assets allocated[11]

	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	1,284,718,767	0.10% of the Fund’s average daily net assets, plus 0.02% of the portion of the average daily net assets allocated[11]

	QS Variable Conservative Growth	90,768,499	0.02% of the portion of the average daily net assets allocated[11]

	QS Variable Growth	97,958,661	0.02% of the portion of the average daily net assets allocated[11]

	QS Variable Moderate Growth	33,181,672	0.02% of the portion of the average daily net assets allocated[11]

	Western Asset Core Plus VIT Portfolio	193,396,076	70% of the management fee paid to LMPFA[11]

	Western Asset Variable Global High Yield Bond Portfolio	151,359,095	70% of the management fee paid to LMPFA[11]

	Clarion Partners Real Estate Income Fund Inc.	21,538,498	0.50% of the portion of the average daily net assets allocated[11]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	LMP Capital and Income Fund Inc.	280,520,793	70% of the management fee on the portion of the average daily net assets allocated[11]

	Western Asset Corporate Loan Fund Inc.	108,082,060	70% of the management fee paid to LMPFA[11]

	Western Asset Emerging Markets Debt Fund Inc.	958,277,861	70% of the management fee paid to LMPFA[11]

	Western Asset Global Corporate Defined Opportunity Fund Inc.	275,050,019	70% of the management fee paid to LMPFA[11]

	Western Asset Global High Income Fund Inc.	464,882,819	70% of the management fee paid to LMPFA[11]

	Western Asset High Income Fund II Inc.	622,145,281	70% of the management fee paid to LMPFA[11]

	Western Asset High Income Opportunity Fund Inc.	703,112,016	70% of the management fee paid to LMPFA[11]

	Western Asset High Yield Defined Opportunity Fund Inc.	364,914,330	70% of the management fee paid to LMPFA[11]

	Western Asset Inflation-Linked Income Fund	385,194,648	0.35% of the Fund’s average weekly assets [9]

	Western Asset Inflation-Linked Opportunities & Income Fund	779,520,367	0.35% of the Fund’s average weekly assets[8]

	Western Asset Intermediate Muni Fund Inc.	144,183,196	70% of the management fee paid to LMPFA[11]

	Western Asset Investment Grade Income Fund Inc.	147,119,435	0.70% up to $60 million and 0.40% in excess of $60 million

	Western Asset Investment Grade Defined Opportunity Trust Inc.	228,858,202	70% of the management fee paid to LMPFA[11]

	Western Asset Managed Municipals Fund Inc.	595,380,029	70% of the management fee paid to LMPFA[11]

	Western Asset Middle Market Debt Fund Inc.	88,780,959	90% of the management fee paid to LMPFA[11]

	Western Asset Middle Market Income Fund Inc.	173,330,793	90% of the management fee paid to LMPFA[11]

	Western Asset Mortgage Opportunity Fund Inc.	204,709,890	70% of the management fee paid to LMPFA[11]

	Western Asset Municipal Defined Opportunity Trust Inc.	257,423,494	70% of the management fee paid to LMPFA[11]

	Western Asset Municipal High Income Fund Inc.	173,881,084	70% of the management fee paid to LMPFA[11]

	Western Asset Municipal Partners Fund Inc.	161,010,999	70% of the management fee paid to LMPFA[11]

	Western Asset Premier Bond Fund	174,564,634	0.55% of the average weekly value of the Fund’s total managed assets [10]

	Western Asset Variable Rate Strategic Fund Inc.	82,985,454	70% of the management fee paid to LMPFA[11]

	Morgan Stanley Pathway Funds – Core Fixed Income Fund	1,203,532,559.00	0.30%

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Morgan Stanley Pathway Funds – High Yield Fund	48,911,035.00	0.20%

	MassMutual Select Strategic Bond Fund	705,540,226.00	0.30% on assets up to $100 million; 0.15% on assets over $100 million

	John Hancock Floating Rate Income Fund	927,076,844.00	0.25% on assets up to $500 million; 0.20% on assets over $100 million

	John Hancock High Yield Fund	1,024,126,685.00	0.25% on assets up to $500 million; 0.20% on assets over $100 million

	Western Asset Management Gov’t Income Portfolio	930,347,820.00	0.30% on assets up to $100 million; 0.20% on assets between $100 million and $500 million; 0.175% on assets between $500 million and $1 billion; 0.15% on assets between $1 billion and $2 billion; 0.125% on assets over $2 billion

	Western Asset Management Strategic Bond Opportunities Portfolio	3,084,113,479.00	0.50%

	Western Asset Management US Gov’t Portfolio	1,931,527,409.00	0.22% on assets up to $100 million; 0.125% on assets between $100 million and $500 million; 0.10% on assets between $500 million and $1 billion; 0.09% on assets between $1 billion and $2 billion; 0.07% on assets over $2 billion

	PL Managed Bond Fund	497,358,662.00	0.225% on assets up to $300 million; 0.15% on assets between $300 million and $2 billion; 0.10% on assets over $2 billion

	PL Inflation Managed Portfolio	40,949,390.00	0.225% on assets up to $300 million; 0.15% on assets between $300 million and $2 billion; 0.10% on assets over $2 billion

	AST Academic Strategies Asset Allocation Portfolio (EMD sleeve)	4,662,021,434.00	0.225% on assets up to $300 million; 0.15% on assets between $300 million and $2 billion; 0.10% on assets over $2 billion

	AST Academic Strategies Asset Allocation Portfolio (Macro Opps sleeve)	4,662,021,434.00	0.40% on assets up to $100 million; 0.20% on assets over $100 million

	AST Western Asset Core Plus Bond Portfolio	3,747,220,689.00	0.60% on assets up to $100 million; 0.40% on assets over $100 million

	AST Western Asset Corporate Bond Portfolio	5,335,026.00	0.40% on assets up to $100 million; 0.20% on assets over $100 million

	AST Western Asset Emerging Markets Debt Portfolio	71,596,183.00	0.15% on assets up to $500 million; 0.125% on assets between $500 million and $1.5 billion; 0.10% on assets over $1.5 billion

	JNL Multi-Manager Alternative Fund	1,220,465,000.00	0.90% on assets up to $100 million; 0.85% on assets between $100 million and $150 million; 0.80% on assets between $150 million and $200 million; 0.75% on assets over $200 million

	Nationwide Multi-Cap Portfolio	2,495,082,346.00	0.20% on assets up to $100 million; 0.15% on assets between $100 million and $300 million; 0.10% on assets over $300 million

	GuideStone Funds – Global Bond Fund	610,089,725.00	0.50% on assets up to $25 million; 0.15% on assets over $125 million

	GuideStone Funds – Medium-Duration Bond Fund	1,784,198,094.00	0.20%

	LVIP Western Core Bond Fund	2,021,705,341.00	0.30% on assets up to $100 million; 0.1% on assets over $100 million
Western Asset London
	Western Asset Emerging Markets Debt Fund	41,052,542	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Global High Yield Bond Fund	258,428,054	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Income Fund	450,047,116	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Short Duration High Income Fund	407,941,178	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Short-Term Bond Fund	768,463,195	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Core Bond Fund	13,515,870,286	*[7]

	Western Asset Core Plus Bond Fund	30,974,222,122	*[7]

	Western Asset High Yield Fund	241,938,408	*[7]

	Western Asset Inflation Indexed Plus Bond Fund	462,379,278	*[7]

	Western Asset Intermediate Bond Fund	984,942,913	*[7]

	Western Asset Macro Opportunities Fund	1,635,494,028	*[7]

	Western Asset Total Return Unconstrained Fund	1,416,710,543	*[7]

	Western Asset SMASh Series C Fund	1,112,419,913	0

	Western Asset SMASh Series EC Fund	2,132,821,009	0

	Western Asset SMASh Series M Fund	2,842,111,579	0

	Western Asset Short Duration Income ETF	25,801,165	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Total Return ETF	107,525,121	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Core Plus VIT Portfolio	193,396,076	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Variable Global High Yield Bond Portfolio	151,359,095	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	LMP Capital and Income Fund Inc.	280,520,793	0.30% of the portion of the average daily net assets allocated

	Western Asset Emerging Markets Debt Fund Inc.	958,277,861	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Global Corporate Defined Opportunity Fund Inc.	275,050,019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Global High Income Fund Inc.	464,882,819	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset High Income Fund II Inc.	622,145,281	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset High Income Opportunity Fund Inc.	703,112,016	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset High Yield Defined Opportunity Fund Inc.	364,914,330	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Inflation-Linked Income Fund	385,194,648	0.35% of the portion of the average weekly assets allocated

	Western Asset Inflation-Linked Opportunities & Income Fund	779,520,367	0.35% of the portion of the average weekly assets allocated

	Western Asset Investment Grade Income Fund Inc.	147,119,435	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Investment Grade Defined Opportunity Trust Inc.	228,858,202	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Middle Market Debt Fund Inc.	88,780,959	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Middle Market Income Fund Inc.	173,330,793	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Mortgage Opportunity Fund Inc.	204,709,890	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Premier Bond Fund	174,564,634	0.425% of the portion of the average weekly total managed assets allocated

	Western Asset Variable Rate Strategic Fund Inc.	82,985,454	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
Western Asset Japan

	Western Asset Income Fund	450,047,116	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Core Plus Bond Fund	30,974,222,122	**[8]

	Western Asset Inflation Indexed Plus Bond Fund	462,379,278	**[8]

	Western Asset Macro Opportunities Fund	1,635,494,028	**[8]

	Western Asset Total Return Unconstrained Fund	1,416,710,543	**[8]

	Western Asset SMASh Series EC Fund	2,132,821,009	0

	Western Asset Short Duration Income ETF	25,801,165	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Total Return ETF	107,525,121	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Core Plus VIT Portfolio	193,396,076	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Global Corporate Defined Opportunity Fund Inc.	275,050,019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset High Yield Defined Opportunity Fund Inc.	364,914,330	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Inflation-Linked Income Fund	385,194,648	0.35% of the portion of the average weekly assets allocated

	Western Asset Inflation-Linked Opportunities & Income Fund	779,520,367	0.35% of the portion of the average weekly assets allocated

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Investment Grade Defined Opportunity Trust Inc.	228,858,202	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Middle Market Income Fund Inc.	173,330,793	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Premier Bond Fund	174,564,634	0.425% of the portion of the average weekly total managed assets allocated

1 The Manager/Subadviser has agreed to cap total expenses under an agreement where noted.

2 As of February 29, 2020.

3 “Managed assets” means the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding.

4 The fee payable to the Manager under the agreement is equal to the annual rate set forth above multiplied by the average daily value of the Fund’s net assets plus (i) the proceeds of any outstanding borrowings used for leverage and (ii) any proceeds from the issuance of preferred stock, minus the sum of (x) accrued liabilities of the Fund, (y) any accrued and unpaid interest on outstanding borrowings and (z) accumulated dividends on shares of preferred stock.

5 The fee payable to the Manager under the agreement is calculated by multiplying the annual rate set forth above by the value of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage (“average weekly net assets”) means the average weekly value of the total assets of the Fund, including any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock.

6 “Managed assets” means the total assets of the Fund (including assets financed through the creation of tender option bond trusts) minus the sum of accrued liabilities (other than Fund liabilities representing financial leverage).

7 The agreement provides that the fee payable to the Subadviser is equal to the product of the Baseline Amount for the relevant calendar month and the Subadviser Fraction for such calendar month. The Baseline Amount for a given calendar month shall be the total amount paid to the Manager by the Western Asset Funds, Inc. Funds in respect of such calendar month. The Subadviser Fraction for a given calendar month shall be a fraction, the numerator of which is the net assets of the Fund managed by the Subadviser, and the denominator of which is the net assets of the Fund.

8 The agreement provides that the fee payable to the Subadviser is equal to the product of (i) the Baseline Amount for the current calendar month and (ii) the average of the Subadviser Fraction for the current calendar month and the Subadviser Fraction for the preceding calendar month. The Baseline Amount for a given calendar month shall be the total amount paid to the Manager by the Western Asset Funds, Inc. Funds in respect of such calendar month. The Subadviser Fraction for a given calendar month shall be a fraction, the numerator of which is the net assets of the Fund managed by the Subadviser, and the denominator of which is the net assets of the Fund.

9 “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

10 “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

11 Net of expense waivers and reimbursements.

12 Net of expense waivers and reimbursements and an amount equal to 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset.

13 Net of (i) all fees and expenses incurred by LMPFA under the Management Agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers and reimbursements.

Appendix H

5% Share Ownership

As of March 18, 2020, to the best knowledge of each Fund, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of the class of the Funds indicated. Shareholders who beneficially own 25% or more of the outstanding shares of a Fund or who are otherwise deemed to “control” the Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholder.

Name and Address	Class	Shares Held	Percent of Class

BrandywineGLOBAL — Alternative Credit Fund
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	A	220,724.329	19.53%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	58,453.099	5.17%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	343,899.826	30.43%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	147,954.299	14.76%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	80,389.172	8.02%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	99,143.580	9.89%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	186,615.297	18.62%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	FI	26,519.126	73.49%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	3,936.852	10.91%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	FI	4,898.765	13.57%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	5,825,413.405	12.46%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	5,023,322.756	10.74%
SAXON & CO. FBO 40400904099990 P.O. BOX 7780-1888, PHILADELPHIA PA 19182	I	16,150,774.806	34.54%
GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	I	4,190,069.562	8.96%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	6,740,900.795	14.42%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	IS	1,866,113.054	18.61%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	1,398,803.253	13.95%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,581,075.088	15.77%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,012,474.071	10.10%

Name and Address	Class	Shares Held	Percent of Class

BrandywineGLOBAL — Alternative Credit Fund (continued)
LEGG MASON PARTNERS QS CONSERVATIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	654,824.156	6.53%
SEI PRIVATE TRUST COMPANY C/O REGIONS 1 FREEDOM VALLEY DRIVE, OAKS PA 19456	IS	538,224.827	5.37%
MAC & CO 674416 500 GRANT STREET, ROOM 151-1010, PITTSBURGH PA 15258	IS	507,410.064	5.06%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	1,632,562.482	16.28%

BrandywineGLOBAL — Diversified US Large Cap Value Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	10,776.562	13.71%
BNYM I S TRUST CO CUST IRA FBO MICHAEL J SHAFFER 820 S CHARLES ST, BALTIMORE MD 21230-3905	A	13,340.390	16.97%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	A	5,072.755	6.45%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	1,830,211.846	100.00%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	3,495.452	29.98%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	1,767.030	15.16%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	2,295.158	19.69%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	771.906	6.62%
FIDELITY INVESTMENTS INST. OP. AS AGENT FOR NOREC LLC 401(K) PLAN 100 MAGELLAN WAY (KWIC), COVINGTON KY 41015-1987	C	2,773.615	23.79%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	42,595.328	15.61%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	28,711.249	10.52%
KEYBANK NA COHEN EVELYN L IRREV CO-T/A PRI USD 0040340.2 P.O. BOX 94871, CLEVELAND OH 44101-4871	I	17,686.917	6.48%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	89,732.112	32.88%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	4,828,174.409	16.67%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	2,846,126.323	9.83%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 1 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	2,764,905.004	9.55%
STATE OF COLORADO COLLEGEINVEST EQUITY PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	7,408,357.146	25.58%
LM DYNAMIC MULTI-STRATEGY VIT PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	3,695,978.936	12.76%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 5 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	1,500,443.923	5.18%
LEGG MASON FUNDING LIMITED WALKER HOUSE, ELIZABETH WHITEHURST PO BOX 908GT, GRAND CAYMAN, CAYMAN ISLANDS	R	3,031.010	43.01%

Name and Address	Class	Shares Held	Percent of Class

BrandywineGLOBAL — Diversified US Large Cap Value Fund (continued)
ASCENSUS TRUST COMPANY FBO NEIGHBORHOOD INSULATION SIMPLE IRA 552094 P.O. BOX 10758, FARGO, ND 58106	R	2,477.110	35.15%
ASCENSUS TRUST COMPANY FBO DULIN AUTOMOTIVE SIMPLE IRA PLAN 52100 P.O. BOX 10758, FARGO, ND 58106	R	833.527	11.83%

BrandywineGLOBAL — Dynamic US Large Cap Value Fund
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	A	45,450.910	6.47%
MATRIX TRUST COMPANY CUST. FBO SMITH & DOWNEY, P.A. 717 17TH STREET, SUITE 1300, DENVER CO 80202	A	63,467.512	9.03%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	534,698.268	76.09%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	8,296.284	22.44%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	9,348.870	25.29%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C	2,795.899	7.56%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C	1,891.990	5.12%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C	4,919.992	13.31%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C	2,445.713	6.62%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	42,701.065	32.60%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	I	16,128.854	12.31%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	I	6,692.826	5.11%
JOHN L SHEA & AMY TYLER SHEA JTWROS 205 REX AVE, PHILADELPHIA PA 19118-3718	I	31,840.546	24.31%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	17,036.128	13.01%
WILLIAM L SNYDER 154 LONGFELLOW DR, MILLERSVILLE MD 21108-2701	I	10,380.516	7.92%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	1,667,441.691	12.35%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	2,433,187.662	18.03%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,187,387.438	8.80%
LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 85% 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	1,668,948.361	12.37%
LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 50% 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	982,816.461	7.28%
IMMACULATE HEART MISSIONS INC 4651 25TH ST N, ARLINGTON VA 22207-3518	IS	1,146,766.934	8.50%

Name and Address	Class	Shares Held	Percent of Class

BrandywineGLOBAL — Dynamic US Large Cap Value Fund (continued)
CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302, MILWAUKEE WI 53212	IS	1,102,397.575	8.17%
SEI PRIVATE TRUST COMPANY C/O REGIONS 1 FREEDOM VALLEY DRIVE, OAKS PA 19456	IS	722,692.973	5.35%
RELIANCE TRUST CO FBO SALEM TRUST R/R PO BOX 28004, ATLANTA GA 30358	IS	898,068.660	6.65%
LEGG MASON FUNDING LIMITED WALKER HOUSE, ELIZABETH WHITEHURST PO BOX 908GT, GRAND CAYMAN, CAYMAN ISLANDS	R	1,206.780	9.80%
ASCENSUS TRUST COMPANY FBO ACCOUNTNET INC 401(K) PLAN 037223 P.O. BOX 10758, FARGO, ND 58106	R	8,470.952	68.76%
ASCENSUS TRUST COMPANY FBO HERMANNI & LORENZO LAW GROUP RETIRE 225578 P.O. BOX 10758, FARGO, ND 58106	R	787.889	6.40%
ASCENSUS TRUST COMPANY FBO FACILITATION ASSOCIATES INC 401K PL 486631 P.O. BOX 10758, FARGO, ND 58106	R	1,853.784	15.05%

BrandywineGLOBAL — Global Flexible Income Fund
LEGG MASON FUNDING LIMITED WALKER HOUSE, ELIZABETH WHITEHURST PO BOX 908GT, GRAND CAYMAN, CAYMAN ISLANDS	A	12,157.967	64.09%
BNYM I S TRUST CO CUST ROTH IRA FBO DONALD JAHN 21340 140TH ST NW, SUNBURG MN 56289-9136	A	2,490.040	13.13%
BNYM I S TRUST CO CUST ROTH IRA FBO LAURIE M WETSCH 3618 WOODBEND DR SE, MANDAN ND 58554-7988	A	4,308.408	22.71%
LEGG MASON FUNDING LIMITED WALKER HOUSE, ELIZABETH WHITEHURST PO BOX 908GT, GRAND CAYMAN, CAYMAN ISLANDS	I	12,273.560	97.44%
BRANDYWINE GLOBAL INVESTMENT MANAGEMENT LLC 1735 MARKET ST STE 1800, PHILADELPHIA PA 19103-7515	IS	611,980.315	99.89%

BrandywineGLOBAL — Global High Yield Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	3,461.806	24.50%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	A	3,370.314	23.86%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	A	4,686.687	33.17%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	943.480	6.68%
BNYM I S TRUST CO CUST IRA FBO LINDA D FOWLER 2025 E COUNTY ROAD 1100 S, CLOVERDALE IN 46120-9197	A	1,081.322	7.65%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	8,921.969	65.37%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	4,123.052	30.21%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	11,387.618	90.36%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	FI	1,215.414	9.64%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	26,823.313	10.99%

Name and Address	Class	Shares Held	Percent of Class

BrandywineGLOBAL — Global High Yield Fund (continued)
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	212,886.496	87.19%
NORTHERN TRUST TTEE NATIONAL RAILROAD RETIREMENT INVESTMENT TRUST 2001 K ST NW STE 1100, WASHINGTON DC 20006-1020	IS	3,460,207.198	96.78%

BrandywineGLOBAL — Global Opportunities Bond Fund
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	A	879,375.547	6.08%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET, DES MOINES, IA 50392	A	783,848.103	5.42%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	A	865,060.551	5.98%
PIMS/PRUDENTIAL RETIREMENT FBO TTEE/CUST PL 768 ELDORADO RESORTS, INC. 100 WEST LIBERTY ST, SUITE 1150, RENO NV 89501	A	2,319,005.420	16.02%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	1,159,157.092	8.01%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	1,186,160.940	100.00%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	52,395.518	5.67%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	265,633.980	28.74%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	79,824.556	8.64%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	142,090.956	15.37%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	60,297.235	6.52%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	104,654.271	11.32%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C1	18,071.317	9.06%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C1	15,650.509	7.85%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C1	10,467.823	5.25%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C1	12,836.716	6.44%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C1	21,002.359	10.53%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C1	28,901.879	14.50%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C1	41,632.985	20.88%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	406,882.010	23.78%
AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ANNUITY PO BOX 368, INDIANAPOLIS IN 46206-0368	FI	121,891.368	7.12%

Name and Address	Class	Shares Held	Percent of Class

BrandywineGLOBAL — Global Opportunities Bond Fund (continued)
MASSMUTUAL C/O FUND OPERATIONS 1295 STATE STREET, SPRINGFIELD MA 01111	FI	108,866.949	6.36%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	564,779.237	33.01%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	21,453,204.588	28.33%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	9,542,738.893	12.60%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	10,444,846.611	13.79%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	5,594,149.021	7.39%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD, SAINT LOUIS MO 63131-3729	IS	43,587,039.564	24.67%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	IS	16,116,402.169	9.12%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	30,450,562.682	17.23%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	18,294,910.737	10.35%
WELLS FARGO BANK FBO WELLS FARGO & CO CORPORATE 401K 1055014481 1525 WEST WT HARRIS BLVD, CHARLOTTE, NC 28288-1076	IS	12,456,374.352	7.05%
STATE STREET BANK AND TRUST (FBO) ADP ACCESS 1 LINCOLN ST, BOSTON MA 02111-2901	R	241,326.755	30.00%
AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ANNUITY PO BOX 368, INDIANAPOLIS IN 46206-0368	R	119,374.425	14.84%
MASSACHUSETTS MUTUAL INSURANCE 1295 STATE ST, MIP M200-INVST, SPRINGFIELD MA 01111-0001	R	124,559.128	15.49%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET, DES MOINES, IA 50392	R	122,595.499	15.24%

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	2,732.503	34.48%
LEGG MASON INC 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	I	5,192.001	65.52%
LEGG MASON PARTNERS QS CONSERVATIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	800,133.564	5.35%
LEGG MASON PARTNERS QS DEFENSIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	951,930.038	6.37%
LM DYNAMIC MULTI-STRATEGY VIT PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	13,190,790.385	88.27%

BrandywineGLOBAL — Global Unconstrained Bond Fund
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	A	191,827.554	8.81%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	283,403.950	13.02%

Name and Address	Class	Shares Held	Percent of Class

BrandywineGLOBAL — Global Unconstrained Bond Fund (continued)
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	14,122.642	5.83%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	13,875.123	5.73%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	24,554.320	10.14%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	23,406.042	9.66%
PHILIP CUNNINGHAM TOD BENEFICIARY ON FILE SUBJECT TO STA TOD RULES 926 SOUTHWICK CT, OAKLAND MI 48363-2379	C	17,102.914	7.06%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	39,012.940	16.11%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	37,699.094	15.57%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C1	3,721.674	13.45%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C1	1,663.016	6.01%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C1	10,977.288	39.67%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C1	6,077.227	21.96%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C1	4,163.265	15.05%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	4,175.162	100.00%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	5,741,412.599	13.42%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	14,827,309.497	34.65%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	2,975,465.307	6.95%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	2,934,219.716	6.86%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	12,660,950.550	29.58%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	IS	4,414,652.758	15.39%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	2,239,208.185	7.81%
WELLS FARGO BANK NA FBO TC HOSPITALS MNA PEN—FUNDS D 15245109 PO BOX 1533, MINNEAPOLIS MN 55480-1533	IS	2,897,835.186	10.10%
MITRA & CO FBO 98 C/O RELIANCE TRUST COMPANY(WI) 480 PILGRIM WAY, SUITE 1000, GREEN BAY, WI 54304-5280	IS	2,506,785.520	8.74%
SEI PRIVATE TRUST COMPANY C/O MELLON BANK ID225 1 FREEDOM VALLEY DRIVE, OAKS, PA 19456	IS	1,473,600.912	5.14%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	8,872,783.203	30.94%

Name and Address	Class	Shares Held	Percent of Class

BrandywineGLOBAL — Global Unconstrained Bond Fund (continued)
LEGG MASON INC 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	R	4,301.260	99.81%

BrandywineGLOBAL — International Opportunities Bond Fund
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	A	370,318.048	82.10%
GREAT-WEST TRUST COMPANY LLC TTEE FBO CLIENTS 401K 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	A	40,715.194	9.03%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	267.666	5.13%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	2,284.147	43.81%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	2,661.403	51.05%
MATRIX TRUST COMPANY CUST. FBO KADES-MARGOLIS IRA MBD 717 17TH STREET, SUITE 1300, DENVER CO 80202	FI	378,820.680	49.01%
MATRIX TRUST COMPANY CUST. FBO KADES-MARGOLIS 403B MBD 717 17TH STREET, SUITE 1300, DENVER CO 80202	FI	314,623.252	40.70%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	49,731.225	6.43%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	111,236.377	6.01%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	392,882.053	21.22%
MITRA & CO FBO 98 C/O RELIANCE TRUST CO WI 480 PILGRIM WAY—SUITE 1000, GREEN BAY, WI 54304-5280	I	141,700.105	7.65%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	929,212.985	50.20%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	536,934.678	17.26%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	579,600.847	18.63%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	841,433.124	27.04%
LEGG MASON PARTNERS QS CONSERVATIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	576,189.145	18.52%
NORTHERN TRUST COMPANY CUST FBO THORNDALE BW LLC 26-8221 PO BOX 92956, CHICAGO IL 60675-0001	IS	176,093.626	5.66%
SEI PRIVATE TRUST COMPANY C/O ID 827 ONE FREEDOM VALLEY DRIVE, OAKS, PA 19456	IS	182,833.024	5.88%
LEGG MASON INC 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	R	1,029.500	100.00%

ClearBridge International Growth Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	1,205,266.041	16.49%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	105,479.063	100.00%

Name and Address	Class	Shares Held	Percent of Class

ClearBridge International Growth Fund (continued)
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	114,929.546	11.13%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	78,236.798	7.58%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	181,775.855	17.61%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	56,241.275	5.45%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	320,118.914	31.00%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	924,539.051	39.23%
MASSACHUSETTS MUTUAL INSURANCE 1295 STATE ST MIP C105, SPRINGFIELD MA 01111-0001	FI	379,014.960	16.08%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	127,713.643	5.42%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	FI	126,372.919	5.36%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET, DES MOINES, IA 50392	FI	144,663.791	6.14%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 766 SIRIUS XM RADIO 401(K) SAVINGS 1500 ECKINGTON PLACE, NE, WASHINGTON DC 20002	FI	265,327.597	11.26%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	3,157,125.868	7.47%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	2,781,175.311	6.58%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	4,501,600.677	10.65%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	14,170,535.465	33.52%
BAND & CO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302, MILWAUKEE WI 53212	I	3,673,409.695	8.69%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	2,166,719.910	34.45%
LM DYNAMIC MULTI-STRATEGY VIT PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	341,273.270	5.43%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	434,318.565	6.91%
GREAT-WEST TRUST COMPANY LLC TTEE FBO CLIENTS 401K 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	IS	333,886.398	5.31%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	807,894.238	12.85%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	R	21,528.521	6.51%
STATE STREET BANK AND TRUST (FBO) ADP ACCESS 1 LINCOLN ST, BOSTON MA 02111-2901	R	66,726.200	20.18%
SAMMONS RETIREMENT SOLUTION 4546 CORPORATE DR STE 100, WEST DES MOINES IA 50266	R	93,511.318	28.29%

Name and Address	Class	Shares Held	Percent of Class

ClearBridge International Growth Fund (continued)
PIMS/PRUDENTIAL RETIREMENT FOR THE TTEE/CUST PL 006 BUSH INDUSTRIES, INC. ONE MASON DRIVE, JAMESTOWN NY 14701	R	34,406.677	10.41%

ClearBridge Global Infrastructure Income Fund
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	587,226.764	25.62%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	374,421.667	16.34%
LEGG MASON PARTNERS QS CONSERVATIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	236,220.457	10.31%
RELIANCE TRUST CO FBO ARDEN C/C PO BOX 28004, ATLANTA GA 30358	IS	989,777.381	43.19%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	A	2,973.570	24.97%
LEGG MASON FUNDING LIMITED WALKER HOUSE, ELIZABETH WHITEHURST PO BOX 908GT, GRAND CAYMAN, CAYMAN ISLANDS	A	872.930	7.33%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	7,637.696	64.14%
JEFFREY A NATTANS 27 BLENHEIM FARM LN, PHOENIX MD 21131-2136	I	1,641.984	6.73%
JEFFREY A NATTANS CUST FBO SPENCER T NATTANS UTMA-MD 27 BLENHEIM FARM LN, PHOENIX MD 21131-2136	I	1,800.184	7.38%
ROBIN JOAN WOLIN MASTERS TTEE ROBIN MASTERS REV TRST UA DTD 11/28/2000 2 BETWEEN THE WALLS, PEMBROKE HM06 BERMUDA	I	3,062.750	12.56%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	6,347.114	26.03%
BNYM I S TRUST CO CUST SEP IRA FBOG PETER O’BRIEN 118 MEADOW RD, RIVERSIDE CT 06878-2520	I	6,852.368	28.10%
WILLIAM L SNYDER 154 LONGFELLOW DR, MILLERSVILLE MD 21108-2701	I	2,558.542	10.49%

ClearBridge Small Cap Fund
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	534,898.583	5.49%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	5,798,228.953	59.46%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	1,331,040.977	100.00%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C	257,042.675	14.42%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	343,175.171	19.25%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	105,559.994	5.92%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	139,639.899	7.83%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	369,600.303	20.73%

Name and Address	Class	Shares Held	Percent of Class

ClearBridge Small Cap Fund (continued)
HARTFORD LIFE INS CO SEPARATE ACCOUNT PO BOX 2999, HARTFORD CT 06104-2999	FI	3,907.471	6.51%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	29,107.600	48.47%
STATE STREET BANK AND TRUST (FBO) ADP ACCESS 1 LINCOLN ST, BOSTON MA 02111-2901	FI	6,446.717	10.73%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET, DES MOINES, IA 50392	FI	3,157.575	5.26%
WTRISC CO IRA OMNIBUS ACCT C/O ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET, NE, WASHINGTON DC 20002-4239	FI	15,149.121	25.22%
NATIONAL FINANCIAL SRVCS LLC FBO CUSTOMERS 200 LIBERTY STREET, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	I	900,240.169	10.29%
MERRILL LYNCH PIERCE FENNER & SMITH INC FBO CUSTOMERS 4800 DEER LAKE DR E, JACKSONVILLE FL 32246-6484	I	2,229,228.188	25.48%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	1,905,790.940	21.79%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	757,105.787	8.66%
SEI PRIVATE TRUST COMPANY C/O M&T BANK ID 337 ONE FREEDOM VALLEY DRIVE, OAKS, PA 19456	I	464,024.196	5.30%
GREAT-WEST TRUST COMPANY LLC FBO FASCORE LLC RETIREMENT PLANS 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	12,256.190	9.51%
ASCENSUS TRUST COMPANY FBO PORTER & MALOUF, PA 401(K) 501126 P.O. BOX 10758, FARGO, ND 58106	R	11,064.315	8.58%
MAC & CO 481302 500 GRANT STREET, ROOM 151-1010, PITTSBURGH PA 15258	R	18,686.365	14.50%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	661,650.350	18.01%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	277,242.163	7.55%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 1 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	405,314.593	11.03%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 3 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	237,635.946	6.47%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 4 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	463,262.924	12.61%
STATE OF COLORADO COLLEGEINVEST EQUITY PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	737,771.436	20.08%

ClearBridge Value Trust
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	7,761,971.362	53.71%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C	146,135.037	6.66%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	469,724.072	21.42%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	580,257.744	26.46%

Name and Address	Class	Shares Held	Percent of Class

ClearBridge Value Trust (continued)
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	10,686.438	7.94%
GREAT-WEST LIFE & ANNUITY CLIENT PLANS FF 8515 E ORCHARD RD 2T2, ENGLEWOOD CO 80111-5002	FI	11,193.665	8.32%
HARTFORD LIFE INS CO SEPARATE ACCOUNT PO BOX 2999, HARTFORD CT 06104-2999	FI	21,926.698	16.29%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	12,564.148	9.33%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	FI	14,663.579	10.89%
MID ATLANTIC TRUST COMPANY FBO ALL TECH MARKETING 401(K) PROFIT SH 1251 WATERFRONT PLACE, SUITE 525, PITTSBURGH, PA 15222	FI	12,891.879	9.58%
GENWORTH LIFE & ANNUITY INS COMPANY 6620 W BROAD ST BLDG 3 5TH FL, RICHMOND VA 23230-1721	FI	18,747.307	13.93%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	276,186.103	8.30%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	193,911.616	5.83%
NATIONAL FINANCIAL SRVCS LLC FBO CUSTOMERS 200 LIBERTY STREET, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	I	271,177.716	8.15%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	294,317.127	8.84%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	309,261.324	9.29%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	1,009,107.455	30.32%
RELIANCE TRUST CO FBO ARDEN C/C PO BOX 28004, ATLANTA GA 30358	I	199,963.936	6.01%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	R	9,318.447	12.85%
MATRIX TRUST COMPANY CUST. FBO PRESBYTERIAN HOME OF MARYLAND, INC. 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	4,239.450	5.85%
GREAT WEST TRUST COMPANY LLC EMJAY FBO KCW ENGINEERING TECHNOLOG 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	11,730.384	16.18%
MATRIX TRUST COMPANY CUST. FBO DAVIS HEATING AND COOLING INC. 401K 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	4,330.782	5.97%
MID ATLANTIC TRUST COMPANY FBO ROBERTS SHIPPING AND LOGISTICS INC 1251 WATERFRONT PLACE, SUITE 525, PITTSBURGH, PA 15222	R	4,353.158	6.00%
GREAT-WEST TRUST COMPANY LLC FBO FASCORE LLC RETIREMENT PLANS 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	13,605.281	18.77%
ASCENSUS TRUST COMPANY FBO PORTER & MALOUF, PA 401(K) 501126 P.O. BOX 10758, FARGO, ND 58106	R	10,080.794	13.91%

Martin Currie Emerging Markets Fund
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	A	6,001.669	14.28%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	17,132.530	40.75%

Name and Address	Class	Shares Held	Percent of Class

Martin Currie Emerging Markets Fund (continued)
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	16,099.647	38.30%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	4,449.596	7.59%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	14,783.639	25.21%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	39,265.812	66.96%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	16,771.713	33.18%
VANGUARD BROKERAGE SERVICES A/C 2107-1729 P. O. BOX 1170, VALLEY FORGE PA 19482-1170	FI	3,711.244	7.34%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	28,300.742	55.99%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	196,094.257	10.18%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	430,992.847	22.37%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	227,478.747	11.81%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	206,853.230	10.74%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	357,264.617	18.54%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	161,002.754	8.36%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	205,665.780	10.67%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	2,832,481.302	22.23%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	4,410,808.361	34.62%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	2,209,716.144	17.35%
LEGG MASON PARTNERS QS CONSERVATIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	842,383.390	6.61%
COMERICA BANK FBO DINGLE—ERISA P.O. BOX 75000 MAIL CODE 3446, DETROIT MI 48275	IS	906,520.058	7.12%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	974,934.452	7.65%

Martin Currie International Unconstrained Equity Fund
LEGG MASON FUNDING LIMITED WALKER HOUSE, ELIZABETH WHITEHURST PO BOX 908GT, GRAND CAYMAN, CAYMAN ISLANDS	A	10,738.879	56.50%
KAREN M KENYON 2108 W SENECA STREET, BOX 278, OVID NY 14521	A	1,745.175	9.18%
DENNIS G LAWRENCE & RUTH K LAWRENCE 1136 N. WATERSIDE DR., FLAGSTAFF AZ 86004-8600	A	3,422.107	18.00%

Name and Address	Class	Shares Held	Percent of Class

Martin Currie International Unconstrained Equity Fund (continued)
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	1,181.727	6.22%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	18,236.300	37.35%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	6,705.856	13.73%
ROBIN JOAN WOLIN MASTERS TTEE ROBIN MASTERS REV TRST UA DTD 11/28/2000 2 BETWEEN THE WALLS, PEMBROKE HM06 BERMUDA	I	2,991.773	6.13%
LEGG MASON FUNDING LIMITED WALKER HOUSE, ELIZABETH WHITEHURST PO BOX 908GT, GRAND CAYMAN, CAYMAN ISLANDS	I	10,818.866	22.16%
BNYM I S TRUST CO CUST SEP IRA FBO G PETER O’BRIEN 118 MEADOW RD, RIVERSIDE CT 06878-2520	I	3,692.170	7.56%
LEGG MASON FUNDING LIMITED WALKER HOUSE, ELIZABETH WHITEHURST PO BOX 908GT, GRAND CAYMAN, CAYMAN ISLANDS	IS	372,007.060	98.94%

Martin Currie SMASh Series EM Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	EM	6,104,797.216	48.17%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	EM	5,677,774.310	44.80%

QS Global Market Neutral Fund
LEGG MASON FUNDING LIMITED WALKER HOUSE, ELIZABETH WHITEHURST PO BOX 908GT, GRAND CAYMAN, CAYMAN ISLANDS	A	10,261.278	96.26%
LEGG MASON INC 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	C	5,056.843	100.00%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	116,682.077	18.53%
INTERACTIVE BROKERS LLC 2 PICKWICK PLAZA, GREENWICH, CT 06830	I	440,333.666	69.93%
CHRISTOPHER W FLOYD & CORY L FLOYD JTWROS 29 FALMOUTH RD, WELLESLEY MA 02481-1216	I	32,162.786	5.11%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	2,669,165.494	41.82%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,708,727.915	26.77%
LEGG MASON PARTNERS QS CONSERVATIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,111,071.366	17.41%
LEGG MASON PARTNERS QS DEFENSIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	483,242.411	7.57%
RELIANCE TRUST CO FBO ARDEN C/C PO BOX 28004, ATLANTA GA 30358	IS	378,458.470	5.93%

QS International Equity Fund
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF P.O. BOX 48529, ATLANTA GA 30362	A	95,473.623	5.24%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	1,047,426.006	57.45%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	58,845.180	14.73%

Name and Address	Class	Shares Held	Percent of Class

QS International Equity Fund (continued)
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	73,026.322	18.28%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	26,691.294	6.68%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	23,954.510	6.00%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	64,430.531	16.13%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	80,166.254	100.00%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	20,704.151	6.61%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	25,718.354	8.21%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	FI	117,965.750	37.66%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	FI	22,364.707	7.14%
MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET, MIP M200-INVST, SPRINGFIELD MA 01111	FI	23,298.164	7.44%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	152,217.520	9.19%
NATIONAL FINANCIAL SRVCS LLC FBO CUSTOMERS 200 LIBERTY STREET, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	I	83,526.077	5.04%
NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029, COLUMBUS OH 43218-2029	I	90,032.897	5.44%
MERRILL LYNCH PIERCE FENNER & SMITH INC FBO CUSTOMERS 4800 DEER LAKE DR E, JACKSONVILLE FL 32246-6484	I	794,289.244	47.96%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	240,813.830	14.54%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	4,934,092.109	38.93%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,904,721.907	15.03%
LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 85% 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	1,258,541.162	9.93%
LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 50% 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	652,500.729	5.15%
LM DYNAMIC MULTI-STRATEGY VIT PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	2,987,503.218	23.57%
THE HARTFORD ONE HARTFORD PLAZA, HARTFORD CT 06155	R	200,454.044	79.39%
GREAT-WEST TRUST COMPANY LLC FBO FASCORE LLC RETIREMENT PLANS 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	15,425.887	6.11%

QS Strategic Real Return Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	1,706.955	7.35%

Name and Address	Class	Shares Held	Percent of Class

QS Strategic Real Return Fund (continued)
DAVID M LEFF CUST FBO PEARL LEFF 827 DORIAN CT, FAR ROCKAWAY NY 11691-5205	A	1,178.420	5.08%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	4,904.547	21.13%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	A	3,937.060	16.96%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	A	1,208.589	5.21%
DENISE L ADAMS 2010 W 49TH ST, MINNEAPOLIS MN 55419-5228	A	6,042.228	26.03%
BNYM I S TRUST CO CUST ROLLOVER IRA MARTIN J WOJNAR 3003 BAMLET RD, ROYAL OAK MI 48073-2918	A	1,519.192	6.54%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	101,952.216	100.00%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	3,210.937	43.62%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C	611.920	8.31%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C	608.045	8.26%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	1,135.463	15.43%
CETERA INVESTMENT SVCS (FBO) BERYL W BENNER IRA 2XQ-00053-16 32 LANGLEY AVE, NEWPORT NEWS VA 23601-2134	C	1,442.869	19.60%
T ROWE PRICE TRUST CO FBO RETIREMENT PLAN CLIENTS P O BOX 17215, BALTIMORE MD 21297-1215	I	41,750.296	28.06%
INTERACTIVE BROKERS LLC 2 PICKWICK PLAZA, GREENWICH, CT 06830	I	101,366.624	68.12%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	3,966,958.843	45.14%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	2,492,659.363	28.37%
LEGG MASON PARTNERS QS CONSERVATIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,608,076.598	18.30%
LEGG MASON PARTNERS QS DEFENSIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	719,526.441	8.19%

QS U.S. Small Capitalization Equity Fund
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	86,063.909	8.43%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	539,375.930	52.85%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	3,355,075.328	100.00%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	4,724.994	5.12%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	10,068.722	10.91%

Name and Address	Class	Shares Held	Percent of Class

QS U.S. Small Capitalization Equity Fund (continued)
AVES KATZ & WEISLEDER TTEES FBO SUSQUEHANNA DENTAL 401K RET 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	C	12,518.646	13.56%
WEDBUSH SECURITIES A/C 2798-9375 1000 WILSHIRE BLVD., LOS ANGELES CA 90017	C	5,585.850	6.05%
CAPITAL BANK & TRUST CO TTEE F BURIEN TOYOTA/BURIEN CHEVROLET 401K 8515 E ORCHARD RD 2T2, GREENWOOD VLG CO 80111-5002	C	28,594.928	30.98%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	757.303	5.73%
FIDELITY INV INST OP FBO PEER FOODS GROUP INC PRFT SHRNG AND 401(K) PLAN 100 MAGELLAN WAY (KWIC), COVINGTON KY 41015-1987	FI	11,333.918	85.73%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	80,588.587	24.36%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	16,679.084	5.04%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	35,220.672	10.65%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	34,620.018	10.46%
FIDELITY INV INST OP FBO IRWIN FRITCHIE URQUHART & MOORE LLC RET PLN 100 MAGELLAN WAY (KWIC), COVINGTON KY 41015-1987	I	112,458.327	33.99%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,820,790.678	18.16%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,025,534.638	10.23%
LEGG MASON PARTNERS QS CONSERVATIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	608,814.039	6.07%
LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 85% 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,278,925.670	12.75%
LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 50% 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	774,982.327	7.73%
LM DYNAMIC MULTI-STRATEGY VIT PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	3,995,512.528	39.84%

Appendix I-1

Comparison of Current Management Agreement and New Management Agreement1

FOR ALL FUNDS EXCEPT THOSE IDENTIFIED IN APPENDIX I-3-I-6

Investment Management Services	Investment Management Services

The Trust hereby appoints the Manager to act as investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments will be purchased [(including, as permitted in accordance with this paragraph, swap agreements, options and futures)][2], retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions [(including the execution of investment documentation)][3], all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the

Same

1 There may be minor, non-substantive variations among the agreements for certain Funds.

2 Bracketed text not included for BrandywineGLOBAL — Alternative Credit Fund, BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global High Yield Fund, BrandywineGLOBAL — Global Unconstrained Bond Fund, BrandywineGLOBAL — International Opportunities Bond Fund, Martin Currie International Unconstrained Equity Fund, Martin Currie Emerging Markets Fund, QS Global Market Neutral Fund, QS Strategic Real Return Fund.

3 Bracketed text not included for BrandywineGLOBAL—Alternative Credit Fund, BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global High Yield Fund, BrandywineGLOBAL — Global Unconstrained Bond Fund, BrandywineGLOBAL — International Opportunities Bond Fund, Martin Currie International Unconstrained Equity Fund, Martin Currie Emerging Markets Fund, QS Global Market Neutral Fund and QS Strategic Real Return Fund.

I-1-1

Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of the Fund [and any sub-custodian or prime broker][4] as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

[Subject to the supervision of the Board and the provisions of this Agreement, the Manager shall assess the Fund’s investment focus and make and implement decisions with respect to the allocation and reallocation of the Fund’s assets among an investment adviser and one or more investment subadvisers from time to time, as the Manager deems appropriate, in an effort to enable the Fund to achieve its investment goals. In addition, the Manager will monitor compliance of each investment adviser and investment subadviser with the investment objectives, policies and restrictions of the Fund (or portion of the Fund) under the management of such investment adviser or investment subadviser, and review and report to the Trustees of the Trust on the performance of each investment adviser or investment subadviser.

Subject to the supervision of the Board, the Manager also shall provide management services to Real Return Fund Ltd., a wholly-owned subsidiary of the Fund.][5]

Brokerage Transactions	Brokerage Transactions

The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides	Same

4 Bracketed text included for BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged), BrandywineGLOBAL — Global Flexible Income Fund, ClearBridge Global Infrastructure Income Fund, Martin Currie International Unconstrained Equity Fund, Martin Currie SMASh Series EM Fund, and QS Global Market Neutral Fund (the “More Recent Funds”).

5 Bracketed language is included for QS Strategic Real Return Fund.

I-1-2

such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

Additional Services	Additional Services

The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.	Same

Authority to Execute Documents	Authority to Execute Documents

The Manager may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Manager believes are appropriate or desirable in performing its duties under this Agreement.[6]	Same

Administrative and Management Services	Administrative and Management Services

Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the	Same

6 This section included only for the More Recent Funds.

I-1-3

monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of the Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.

Information to Be Provided by the Fund	Information to Be Provided by the Fund

The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.	Same

Information to Be Provided by the Manager	Information to Be Provided by the Manager

The Manager, at its expense, shall supply the Board and officers of the Trust with all information and reports reasonably required by them and reasonably available to the Manager.	Same

Transactions with Affiliates	Transactions with Affiliates

The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in	Same

I-1-4

making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

Delegation of Duties	Delegation of Duties

Subject to the Board’s approval, the Manager or the Fund may enter into contracts with one or more investment subadvisers or subadministrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers or subadministrators any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such subadviser or subadministrator and further provided that such contracts impose on any investment subadviser or subadministrator bound thereby all the conditions to which the Manager is subject [hereunder][7] and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

[The Manager may enter into or assent to contracts with an investment adviser and one or more investment subadvisers, including without limitation, affiliates of the Manager and investment adviser, in which the investment adviser delegates to such investment subadvisers any or all of its duties, on such terms as the investment adviser will determine to be necessary, desirable or appropriate, provided that in each case the investment adviser shall supervise the activities of each such subadviser, that such delegation will not relieve the Manager of any of its duties or obligations under this Agreement and further provided that such contracts impose on such investment subadviser all the conditions to which the Manager is subject hereunder in connection with the delegated duties and that such contracts are entered into in

Same

7 Bracketed text is deleted for BrandywineGLOBAL — Alternative Credit Fund , BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global Unconstrained Bond Fund, BrandywineGLOBAL — Global High Yield Fund, BrandywineGLOBAL — International Opportunities Bond Fund, Martin Currie Emerging Markets Fund, Martin Currie International Unconstrained Equity Fund, QS Global Market Neutral Fund, and QS Strategic Real Return Fund.

I-1-5

accordance with and meet all applicable requirements of the 1940 Act and the rules and regulations promulgated thereunder.

The Manager may enter into or assent to contracts between any investment subadviser contracted under the paragraph above (“First Tier Subadviser”) and one or more investment subadvisers, including without limitation, affiliates of the Manager, investment adviser and First Tier Subadviser, in which the First Tier Subadviser delegates to such investment subadvisers any or all of its duties, on such terms as the First Tier Subadviser will determine to be necessary, desirable or appropriate, provided that in each case the First Tier Subadviser shall supervise the activities of each such subadviser, that such delegation will not relieve the Manager of any of its duties or obligations under this Agreement and further provided that such contracts impose on such investment subadviser all the conditions to which the Manager is subject hereunder in connection with the delegated duties and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act and the rules and regulations promulgated thereunder.][8]

Expenses	Expenses

The Manager, at its expense, shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund.

The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and

Same

8 Bracketed text included for QS Strategic Real Return Fund.

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servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

Recordkeeping Obligations	Recordkeeping Obligations

The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

Same

Board Members and Officers	Board Members and Officers

The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

Same

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Fees	Fees

As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name, provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. [If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such termination and the fee for such month will be based on the average daily net assets of the days in that month up to and including the last day for which the Agreement is in effect. 9] The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board. [The Fund shall not pay the Manager any fee hereunder. The Manager acknowledges and agrees that the Fund is an integral part of separately managed account programs, and that the Manager will be compensated directly or indirectly by separately managed account sponsors or separately managed account program participants for services rendered hereunder. The Manager acknowledges and agrees that such compensation is sufficient consideration hereunder.][10]

Same

9 Bracketed language is included for Martin Currie Emerging Markets Fund, Martin Currie International Unconstrained Equity Fund and QS Global Market Neutral Fund in lieu of the sentence immediately preceding it.

10 Bracketed text is used in lieu of the text in Section 7 for Martin Currie SMASh Series EM Fund.

I-1-8

Limitation of Liability of Manager	Limitation of Liability of Manager

The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund [or its shareholders][11] to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this provision, the term “Manager” shall include any affiliates of the Manager performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

Same

Other Activities	Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.	Same

Allocation of Investment Opportunities	Allocation of Investment Opportunities

If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.	Same

11 Bracketed text is included for BrandywineGLOBAL — Alternative Credit Fund, BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global High Yield Fund, BrandywineGLOBAL — Global Unconstrained Bond Fund, BrandywineGLOBAL — International Opportunities Bond Fund, Martin Currie Emerging Markets Fund and QS Strategic Real Return Fund.

I-1-9

Certain Defined Terms	Certain Defined Terms

For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.	Same

Term of Agreement	Term of Agreement

This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved [by the Trust’s Board and by the shareholders of the Fund][12] in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect until [date]. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually [(i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval][in the manner required by the 1940 Act][13].	Same

Termination	Termination

This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Trust without the consent of the Manager.	Same

12 Bracketed text is used in New Management Agreements for BrandywineGLOBAL — Alternative Credit Fund, BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global Unconstrained Bond Fund, BrandywineGLOBAL — Global High Yield Fund, BrandywineGLOBAL — International Opportunities Bond Fund, and Martin Currie Emerging Markets Fund,.

13 Bracketed text is used in lieu of the bracketed text that precedes it in New Management Agreements for the More Recent Funds.

I-1-10

Limitation of Recourse	Limitation of Recourse

The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust [or the Trustees of the Trust][14]. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust’s Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

Same

Amendments; Entire Agreement; Severability	Amendments; Entire Agreement; Severability

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved[, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities][in the manner required by the 1940 Act][15].

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. [No provision of this Agreement is intended to conflict with any applicable law.][16] Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors [and permitted assigns][17].

Same

No Third-Party Beneficiaries	No Third-Party Beneficiaries

[This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.][18]	Same

14 Bracketed text included for Martin Currie International Unconstrained Equity Fund and QS Global Market Neutral Fund.

15 Bracketed text is used in lieu of the bracketed text that precedes it in New Management Agreements for the More Recent Funds.

16 Bracketed text is used in New Management Agreements for the More Recent Funds.

17 Bracketed text is used in New Management Agreements for the More Recent Funds.

18 Bracketed text is used in New Management Agreements for the More Recent Funds.

I-1-11

Governing Law; Jurisdiction	Governing Law; Jurisdiction

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York [without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division.][19]

Same

Force Majeure	Force Majeure

Subject to the proviso above, the Manager shall not be liable for any losses caused directly or indirectly by circumstances beyond the Manager’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Manager to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryption systems, security devices, or power supply.][20]	Same

19 Bracketed text is used in New Management Agreements for the More Recent Funds.

20 Bracketed text is used in New Management Agreements for the More Recent Funds.

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Appendix I-2

Form of New Management Agreement1

FOR ALL FUNDS EXCEPT THOSE IDENTIFIED IN APPENDIX I-3 – I-6

---

MANAGEMENT AGREEMENT

This MANAGEMENT AGREEMENT (“Agreement”) is made this [    ] day of [                ], [    ], by and between [Name of Trust] (the “Trust”) and Legg Mason Partners Fund Advisor, LLC, a Delaware limited liability company (the “Manager”).]

WHEREAS, the Trust is a [type of entity] registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is engaged primarily in rendering investment advisory, management and administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Trust wishes to retain the Manager to provide investment advisory, management, and administrative services to the Trust with respect to the series of the Trust designated in Schedule A annexed hereto (the “Fund”); and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Trust hereby appoints the Manager to act as investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

3. (a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments will be purchased [(including, as permitted in accordance with this paragraph, swap agreements, options and futures)]2, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be

1 In addition to differences noted in this Appendix, there may be minor, non-substantive variations among the agreements for certain Funds.

2 Bracketed text not included for BrandywineGLOBAL — Alternative Credit Fund, BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global High Yield Fund, BrandywineGLOBAL — Global Unconstrained Bond Fund, BrandywineGLOBAL — International Opportunities Bond Fund, Martin Currie International Unconstrained Equity Fund, Martin Currie Emerging Markets Fund, QS Global Market Neutral Fund, and QS Strategic Real Return Fund.

I-2-1

held in the various securities and other investments in which the Fund invests, and shall implement those decisions [(including the execution of investment documentation)]3, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of the Fund [and any sub-custodian or prime broker]4 as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. [The Manager may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Manager believes are appropriate or desirable in performing its duties under this Agreement.]5

(b) Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the

3 Bracketed text not included for BrandywineGLOBAL — Alternative Credit Fund, BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global High Yield Fund, BrandywineGLOBAL — Global Unconstrained Bond Fund, BrandywineGLOBAL — International Opportunities Bond Fund, Martin Currie International Unconstrained Equity Fund, Martin Currie Emerging Markets Fund, QS Global Market Neutral Fund and QS Strategic Real Return Fund.

3 Bracketed language is not included for BrandywineGLOBAL — Alternative Credit Fund, BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global High Yield Fund, BrandywineGLOBAL — Global Unconstrained Bond Fund, Martin Currie International Unconstrained Equity Fund, Martin Currie Emerging Markets Fund, QS Global Market Neutral Fund, and QS Strategic Real Return Fund.

4 Bracketed text included for BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged), BrandywineGLOBAL — Global Flexible Income Fund, ClearBridge Global Infrastructure Income Fund, Martin Currie International Unconstrained Equity Fund, Martin Currie SMASh Series EM Fund, and QS Global Market Neutral Fund (the “More Recent Funds”).

5 Bracketed text not included for BrandywineGLOBAL — Alternative Credit Fund, BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global High Yield Fund, BrandywineGLOBAL — Global Unconstrained Bond Fund, BrandywineGLOBAL — International Opportunities Bond Fund, Martin Currie Emerging Markets Fund, and QS Strategic Real Return Fund.

I-2-2

operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of the Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.

(c) The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

[(    ) Subject to the supervision of the Board and the provisions of Paragraph 3(a) above, the Manager shall assess the Fund’s investment focus and make and implement decisions with respect to the allocation and reallocation of the Fund’s assets among an investment adviser and one or more investment subadvisers from time to time, as the Manager deems appropriate, in an effort to enable the Fund to achieve its investment goals. In addition, the Manager will monitor compliance of each investment adviser and investment subadviser with the investment objectives, policies and restrictions of the Fund (or portion of the Fund) under the management of such investment adviser or investment subadviser, and review and report to the Trustees of the Trust on the performance of each investment adviser or investment subadviser.

(    ) Subject to the supervision of the Board, the Manager also shall provide management services to Real Return Fund Ltd., a wholly-owned subsidiary of the Fund.]6

4. Subject to the Board’s approval, the Manager or the Fund may enter into contracts with one or more investment subadvisers or subadministrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers or subadministrators any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such subadviser or subadministrator and further provided that such contracts impose on any investment subadviser or subadministrator bound thereby all the conditions to which the Manager is subject [hereunder]7 and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

6 Bracketed language is included for QS Strategic Real Return Fund.

7 Bracketed text is deleted for BrandywineGLOBAL — Alternative Credit Fund , BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global Unconstrained Bond Fund, BrandywineGLOBAL — Global High Yield Fund, BrandywineGLOBAL — International Opportunities Bond Fund, Martin Currie Emerging Markets Fund, Martin Currie International Unconstrained Equity Fund, QS Global Market Neutral Fund and QS Strategic Real Return Fund.

I-2-3

[(    ) The Manager may enter into or assent to contracts with an investment adviser and one or more investment subadvisers, including without limitation, affiliates of the Manager and investment adviser, in which the investment adviser delegates to such investment subadvisers any or all of its duties, on such terms as the investment adviser will determine to be necessary, desirable or appropriate, provided that in each case the investment adviser shall supervise the activities of each such subadviser, that such delegation will not relieve the Manager of any of its duties or obligations under this Agreement and further provided that such contracts impose on such investment subadviser all the conditions to which the Manager is subject hereunder in connection with the delegated duties and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act and the rules and regulations promulgated thereunder.

(    ) The Manager may enter into or assent to contracts between any investment subadviser contracted under the paragraph above (“First Tier Subadviser”) and one or more investment subadvisers, including without limitation, affiliates of the Manager, investment adviser and First Tier Subadviser, in which the First Tier Subadviser delegates to such investment subadvisers any or all of its duties, on such terms as the First Tier Subadviser will determine to be necessary, desirable or appropriate, provided that in each case the First Tier Subadviser shall supervise the activities of each such subadviser, that such delegation will not relieve the Manager of any of its duties or obligations under this Agreement and further provided that such contracts impose on such investment subadviser all the conditions to which the Manager is subject hereunder in connection with the delegated duties and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act and the rules and regulations promulgated thereunder.]8

5. (a) The Manager, at its expense, shall supply the Board and officers of the Trust with all information and reports reasonably required by them and reasonably available to the Manager and shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

(b) The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise,

8 Bracketed text included for QS Strategic Real Return Fund.

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including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

6. No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

7. As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto, provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. [If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such termination and the fee for such month will be based on the average daily net assets of the days in that month up to and including the last day for which the Agreement is in effect.] 9 The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board. [The Fund shall not pay the Manager any fee hereunder. The Manager acknowledges and agrees that the Fund is an integral part of separately managed account programs, and that the Manager will be compensated directly or indirectly by separately managed account sponsors or separately managed account program participants for services rendered hereunder. The Manager acknowledges and agrees that such compensation is sufficient consideration hereunder.]10

8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund [or its shareholders]11 to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 8, the term “Manager” shall include any affiliates of the Manager performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other

9 Bracketed language is included for Martin Currie Emerging Markets Fund, Martin Currie International Unconstrained Equity Fund and QS Global Market Neutral Fund in lieu of the sentence immediately preceding it.

10 Bracketed text is used in lieu of the text in Section 7 for Martin Currie SMASh Series EM Fund.

11 Bracketed text is included for BrandywineGLOBAL — Alternative Credit Fund, BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global High Yield Fund, BrandywineGLOBAL — Global Unconstrained Bond Fund, BrandywineGLOBAL — International Opportunities Bond Fund, Martin Currie Emerging Markets Fund and QS Strategic Real Return Fund.

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business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

10. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

11. This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved [by the Trust’s Board and by the shareholders of the Fund]12 in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect until [date]. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually [(i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval][in the manner required by the 1940 Act]13.

12. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Trust without the consent of the Manager.

13. The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust [or the Trustees of the Trust]14. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust’s Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

14. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved[, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities][in the manner required by the 1940 Act]15.

12 Bracketed text is used in New Management Agreements for BrandywineGLOBAL — Alternative Credit Fund, BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global Unconstrained Bond Fund, BrandywineGLOBAL — Global High Yield Fund, BrandywineGLOBAL — International Opportunities Bond Fund, and Martin Currie Emerging Markets Fund.

13 Bracketed text is used in lieu of the bracketed text that precedes it in New Management Agreements the More Recent Funds.

14 Bracketed text included for Martin Currie International Unconstrained Equity Fund and QS Global Market Neutral Fund.

15 Bracketed text is used in lieu of the bracketed text that precedes it in New Management Agreements for the More Recent Funds.

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15. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. [No provision of this Agreement is intended to conflict with any applicable law.]16 Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors [and permitted assigns]17.

16. [This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.]18

[17.] This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York [without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division.]19

[18. Subject to the proviso of the first sentence of Section 8 of this Agreement, the Manager shall not be liable for any losses caused directly or indirectly by circumstances beyond the Manager’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Manager to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryption systems, security devices, or power supply.]20

[signature page to follow]

16 Bracketed text is used in New Management Agreements for the More Recent Funds.

17 Bracketed text is used in New Management Agreements for the More Recent Funds.

18 Bracketed text is used in New Management Agreements for the More Recent Funds.

19 Bracketed text is used in New Management Agreements for the More Recent Funds.

20 Bracketed text is used in New Management Agreements for the More Recent Funds.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

[NAME OF TRUST]
By:
Name:
Title:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

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Schedule A

[Name of Fund]

Date:

[Date]

Fee:

[Description of fee]

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Appendix I-3

Comparison of Current Management Agreement and New Management Agreement1

CLEARBRIDGE INTERNATIONAL GROWTH FUND	CLEARBRIDGE VALUE TRUST
CLEARBRIDGE SMALL CAP FUND

Investment Management Services	Investment Management Services

The Trust hereby appoints the Adviser as manager and investment adviser for the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

Subject to the supervision of the Trust’s Board of Trustees (“Board”), the Adviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities consistent with the Fund’s investment objective, policies and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information. The Adviser shall determine from time to time what securities will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Declaration of Trust and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and other applicable federal and state law, as well as the investment objective, policies, and limitations of the Fund.

Same

Brokerage Transactions	Brokerage Transactions

[The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders; however, the Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Fund with research, analysis, advice and similar services, and the Adviser may pay to these brokers, in return for research and analysis, a higher commission than may be charged by other brokers.][2]	Same

1 There may be minor, non-substantive variations among the agreements for certain Funds.

2 Bracketed text is included for ClearBridge Small Cap Fund and ClearBridge International Growth Fund, and is not included for ClearBridge Value Trust.

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Additional Services	Additional Services

The Adviser shall also [provide such advice and recommendations with respect to other aspects of the business and affairs of the Fund, and shall][3] perform such other functions of management and supervision as may be requested by the Fund and agreed to by the Adviser.	Same

Information to Be Provided by the Fund	Information to Be Provided by the Fund

The Fund has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a) The Trust’s Declaration of Trust (“Declaration of Trust”) and all amendments thereto;

(b) The Trust’s By-Laws (“By-Laws”) and all amendments thereto;

(c) The Fund’s currently effective Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, as filed with the Securities and Exchange Commission, including all exhibits thereto, relating to shares of common stock of the Fund, and all amendments thereto;

(d) The Fund’s most recent prospectus(es); and

(e) The Fund’s most recent statement(s) of additional information.

The Fund will furnish the Adviser from time to time with copies of all amendments of or supplements to the foregoing.

Same

Information to Be Provided by the Manager	Information to Be Provided by the Manager

The Adviser, at its expense, shall supply the Board and officers of the Fund with all statistical information and reports reasonably required by them and reasonably available to the Adviser.	Same

Transactions with Affiliates	Transactions with Affiliates

The Fund has authorized any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 or Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention by such person associated with the Adviser of compensation for such transactions, including compensation, in accordance with Rule 11a2-2(T)(a)(2)(iv).	Same

3 Bracketed text is included for ClearBridge Small Cap Fund and ClearBridge Value Trust, and is not included for ClearBridge International Growth Fund.

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[In no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person thereof except in accordance with the rules, regulations or orders promulgated by the SEC pursuant to the 1940 Act.][4]

Delegation of Duties	Delegation of Duties

The Adviser may enter into contracts with an investment sub-adviser or a sub-administrator in which the Adviser delegates to such investment sub-adviser or sub-administrator any or all of its duties specified above, provided that such contracts impose on the investment sub-adviser or sub-administrator bound thereby all duties and conditions to which the Adviser is subject hereunder, and further provided that such contracts meet all requirements of the 1940 Act and the rules thereunder.	Same

Expenses	Expenses

The Adviser, at its expense, shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund.

Other than as herein specifically indicated, the Adviser shall not be responsible for the expenses of the Fund. Specifically, the Adviser will not be responsible, except to the extent of the reasonable compensation of employees of the Fund whose services may be used by the Adviser hereunder, for any of the following expenses of the Fund, which expenses shall be borne by the Fund: [advisory fees; distribution fees;][5] interest, taxes, governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses in connection therewith; fees of custodians, transfer agents, registrars or other agents; legal expenses; expense of preparing share certificates; expenses relating to the redemption or repurchase of the Fund’s shares; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to the Fund’s shareholders; costs of stationery; costs of stockholders and other meetings of

Same

4 Bracketed text is included for ClearBridge Small Cap Fund and ClearBridge International Growth Fund, and is not included for ClearBridge Value Trust.

5 Bracketed text is included for ClearBridge International Growth Fund, and is not included for ClearBridge Small Cap Fund and ClearBridge Value Trust.

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the Fund; trustees’ fees; audit fees; [trustees’ fees; audit fees;][6] travel expenses of officers, trustees and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers and trustees.

Recordkeeping Obligations	Recordkeeping Obligations

[The Adviser shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s books of accounts in accordance with all applicable federal and state laws and regulations.][7] [The Adviser shall assume all organizational expenses of the Fund. The Adviser shall maintain of all books and records with respect to the Fund’s securities transactions and keep the Fund’s books of account in accordance with all applicable federal and state laws and regulations.][8]

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all books and records which it maintains for the Fund are property of the Fund and further agrees to surrender promptly to the Fund or its agents any of such records upon the Fund’s request. The Adviser further agrees to preserve for the period prescribed by Rule 31a-2 under the 1940 Act, any such records required to be maintained by Rule 31a-1 under the 1940 Act.

Same

Board Members and Officers	Board Members and Officers

The Adviser shall authorize and permit any of its directors, officers and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected.

No trustee, officer or employee of the Fund shall receive from the Fund any salary or other compensation as such trustee, officer or employee while he or she is at the same time a director, officer or employee of the Adviser or any affiliated company of the Adviser. This paragraph shall not apply to [trustees,][9] executive committee members, consultants and other persons who are not regular members of the Adviser’s or any affiliated company’s staff.

Same

6 Bracketed text is included for ClearBridge International Growth Fund, and is not included for ClearBridge Small Cap Fund and ClearBridge Value Trust.

7 Bracketed text is included for ClearBridge Small Cap Fund and ClearBridge International Growth Fund, and is not included for ClearBridge Value Trust.

8 Bracketed text is included for ClearBridge Value Trust, and is not included for ClearBridge Small Cap Fund and ClearBridge International Growth Fund.

9 Bracketed text is included for ClearBridge Small Cap Fund and ClearBridge Value Trust, and is not included for ClearBridge International Growth Fund.

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Fees	Fees

For the services which the Adviser will render to the Fund under this Agreement[, reduced by the amount borne by the Fund for all auditing and accounting expenses and for the fees (but not the expenses) of the Fund’s independent trustees.][10] If this Agreement is terminated as of any date not the last day of a calendar month, a final fee shall be paid promptly after the date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be prorated by the ratio that the number of business days in such period bears to the number of business days in such month[, and shall be reduced by the auditing and accounting expenses and trustees’ fees as described in the first sentence of this paragraph][11]. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board. Each such payment shall be accompanied by a report of the Fund prepared either by the Fund or by a reputable firm of independent accountants which shall show the amount properly payable to the Adviser under this Agreement and the detailed computation thereof.	Same

Limitation of Liability of Manager	Limitation of Liability of Manager

The Adviser [will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of][12] [assumes no responsibility under][13] this Agreement [other than to render the services called for hereunder, in good faith,][14] and shall not be responsible for any action of the Board in following or declining to follow any advice or recommendations of the Adviser; provided, however, that nothing in this Agreement shall protect the Adviser against any liability to the Fund or its shareholders for a loss resulting from [a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from][15] willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.	Same

10 Bracketed text is included for ClearBridge Small Cap Fund and ClearBridge Value Trust, and is not included for ClearBridge International Growth Fund.

11 Bracketed text is included for ClearBridge Small Cap Fund and ClearBridge Value Trust, and is not included for ClearBridge International Growth Fund.

12 Bracketed text is included for ClearBridge International Growth Fund, and is not included for ClearBridge Small Cap Fund and ClearBridge Value Trust.

13 Bracketed text is included for ClearBridge Small Cap Fund and ClearBridge Value Trust, and is not included for ClearBridge International Growth Fund.

14 Bracketed text is included for ClearBridge Small Cap Fund and ClearBridge Value Trust, and is not included for ClearBridge International Growth Fund.

15 Bracketed text is included for ClearBridge International Growth Fund, and is not included for ClearBridge Small Cap Fund and ClearBridge Value Trust.

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Other Activities	Other Activities

The Adviser’s services hereunder are not deemed to be exclusive, and the Adviser shall be free to render similar services to others. It is understood that persons employed by the Adviser to assist in the performance of its duties hereunder might not devote their full time to such service. Nothing herein contained shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.	Same

Allocation of Investment Opportunities

[The Adviser is authorized to combine orders on behalf of the Fund with orders on behalf of other clients of the Adviser, consistent with guidelines adopted by the Board.][16]
Certain Defined Terms	Certain Defined Terms

As used in this Agreement, the terms “securities” and “net assets” shall have the meanings ascribed to them in the Declaration of Trust; and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.	Same

Term of Agreement	Term of Agreement

This Agreement became effective [date]. If not earlier terminated, this Agreement shall continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons of the Fund or of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.	Same

Termination	Termination

This Agreement is terminable without penalty, by vote of the Board, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, on not less than 60 days’ notice to the Fund and/or the other party(ies) and will be terminated immediately upon the mutual written consent of the Adviser and the Fund. This Agreement will automatically and	Same

16 Bracketed text is included for ClearBridge International Growth Fund, and is not included for ClearBridge Small Cap Fund.

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immediately terminate in the event of its assignment [by the Adviser and shall not be assignable by the Fund without the consent of the Adviser][17].

Use of “ClearBridge” Name. In the event this Agreement is terminated by either party or upon written notice from the Adviser at any time, the Fund hereby agrees that it will eliminate from its name any reference to the name of “ClearBridge.” The Fund shall have the non-exclusive use of the name “ClearBridge” in whole or in part so long as this Agreement is effective or until such notice is given.

Further Actions; Amendments; Entire Agreement	Limitation of Recourse

Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities.

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof [or otherwise affect their constitution or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors][18].

Same

17 Bracketed text is included for ClearBridge Small Cap Fund and ClearBridge Value Trust, and is not included for ClearBridge International Growth Fund.

18 Bracketed text is included for ClearBridge International Growth Fund and ClearBridge Small Cap Fund, and is not included for ClearBridge Value Trust.

I-3-7

Appendix I-4

Form of New Management Agreement1

CLEARBRIDGE INTERNATIONAL GROWTH FUND	CLEARBRIDGE VALUE TRUST
CLEARBRIDGE SMALL CAP FUND

---

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT2

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

ON BEHALF OF

[NAME OF FUND]

This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT (as amended and in effect from time to time, the “Agreement”) is made as of the [    ] day of [                ], [                ] by and between ClearBridge Investments, LLC (“Adviser”), a Delaware limited liability company, and [Legg Mason Global Asset Management Trust (“Trust”)], a Maryland statutory trust, on behalf of [Name of Fund] (“Fund”).

WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and the Fund is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust wishes to retain the Adviser to provide certain management and administrative services to the Fund; and

WHEREAS, the Adviser is willing to furnish such services on wishes to retain the Adviser to provide certain management and administrative services to the Fund;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. Appointment. The Trust hereby appoints the Adviser as manager and investment adviser for the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. The Fund has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a) The Trust’s Declaration of Trust (“Declaration of Trust”) and all amendments thereto;

(b) The Trust’s By-Laws (“By-Laws”) and all amendments thereto;

(c) The Fund’s currently effective Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, as filed with the Securities and Exchange Commission, including all exhibits thereto, relating to shares of common stock of the Fund, and all amendments thereto;

1 There may be minor, non-substantive variations among the agreements for certain Funds.

2 In addition to differences noted in this Appendix, there may be minor, non-substantive variations among the agreements for certain funds.

I-4-1

(d) The Fund’s most recent prospectus(es); and

(e) The Fund’s most recent statement(s) of additional information.

The Fund will furnish the Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3. Investment Advisory Services. (a) Subject to the supervision of the Trust’s Board of Trustees (“Board”), the Adviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities consistent with the Fund’s investment objective, policies and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information. The Adviser shall determine from time to time what securities will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Declaration of Trust and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and other applicable federal and state law, as well as the investment objective, policies, and limitations of the Fund. [The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders; however, the Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Fund with research, analysis, advice and similar services, and the Adviser may pay to these brokers, in return for research and analysis, a higher commission than may be charged by other brokers. [The Adviser is authorized to combine orders on behalf of the Fund with orders on behalf of other clients of the Adviser, consistent with guidelines adopted by the Board.]3 In no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person thereof except in accordance with the rules, regulations or orders promulgated by the SEC pursuant to the 1940 Act.]4 The Adviser shall also [provide such advice and recommendations with respect to other aspects of the business and affairs of the Fund, and shall]5 perform such other functions of management and supervision as may be requested by the Fund and agreed to by the Adviser.

(b) The Fund has authorized any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 or Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention by such person associated with the Adviser of compensation for such transactions, including compensation, in accordance with Rule 11a2-2(T)(a)(2)(iv).

(c) The Adviser, at its expense, shall supply the Board and officers of the Fund with all statistical information and reports reasonably required by them and reasonably available to the Adviser and shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. [The Adviser shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s books of accounts in accordance with all applicable federal and state laws and regulations.]6 [The Adviser shall assume all organizational expenses of the Fund. The Adviser shall maintain of all books and records with respect to the Fund’s securities transactions and keep the Fund’s books of account in accordance with all applicable federal and state laws and regulations.]7 The Adviser shall authorize and permit any of its directors, officers and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected.

3 Bracketed text is included for ClearBridge International Growth Fund, and is not included for ClearBridge Small Cap Fund.

4 Bracketed text is included for ClearBridge Small Cap Fund and ClearBridge International Growth Fund, and is not included for ClearBridge Value Trust.

5 Bracketed text is included for ClearBridge Small Cap Fund and ClearBridge Value Trust, and is not included for ClearBridge International Growth Fund.

6 Bracketed text is included for ClearBridge Small Cap Fund and ClearBridge International Growth Fund, and is not included for ClearBridge Value Trust.

7 Bracketed text is included for ClearBridge Value Trust, and is not included for ClearBridge Small Cap Fund and ClearBridge International Growth Fund.

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(d) The Adviser may enter into contracts with an investment sub-adviser or a sub-administrator in which the Adviser delegates to such investment sub-adviser or sub-administrator any or all of its duties specified in Paragraph 3 above, provided that such contracts impose on the investment sub-adviser or sub-administrator bound thereby all duties and conditions to which the Adviser is subject hereunder, and further provided that such contracts meet all requirements of the 1940 Act and the rules thereunder.

4. Expenses. (a) Other than as herein specifically indicated, the Adviser shall not be responsible for the expenses of the Fund. Specifically, the Adviser will not be responsible, except to the extent of the reasonable compensation of employees of the Fund whose services may be used by the Adviser hereunder, for any of the following expenses of the Fund, which expenses shall be borne by the Fund: [advisory fees; distribution fees;]8 interest, taxes, governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses in connection therewith; fees of custodians, transfer agents, registrars or other agents; legal expenses; expense of preparing share certificates; expenses relating to the redemption or repurchase of the Fund’s shares; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to the Fund’s shareholders; costs of stationery; costs of stockholders and other meetings of the Fund; [trustees’ fees; audit fees;]9 travel expenses of officers, trustees and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers and trustees.

(b) No trustee, officer or employee of the Fund shall receive from the Fund any salary or other compensation as such trustee, officer or employee while he or she is at the same time a director, officer or employee of the Adviser or any affiliated company of the Adviser. This paragraph shall not apply to [trustees,]10 executive committee members, consultants and other persons who are not regular members of the Adviser’s or any affiliated company’s staff.

5. Services Not Exclusive. The Adviser’s services hereunder are not deemed to be exclusive, and the Adviser shall be free to render similar services to others. It is understood that persons employed by the Adviser to assist in the performance of its duties hereunder might not devote their full time to such service. Nothing herein contained shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all books and records which it maintains for the Fund are property of the Fund and further agrees to surrender promptly to the Fund or its agents any of such records upon the Fund’s request. The Adviser further agrees to preserve for the period prescribed by Rule 31a-2 under the 1940 Act, any such records required to be maintained by Rule 31a-1 under the 1940 Act.

7. Compensation. For the services which the Adviser will render to the Fund under this Agreement, the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of the Fund’s average daily net assets that is set forth in Appendix A to this Agreement[, reduced by the amount borne by the Fund for all auditing and accounting expenses and for the fees (but not the expenses) of the Fund’s independent trustees.]11 If this Agreement is terminated as of any date not the last day of a calendar month, a final fee shall be paid

8 Bracketed text is included for ClearBridge International Growth Fund, and is not included for ClearBridge Small Cap Fund and ClearBridge Value Trust.

9 Bracketed text is included for ClearBridge International Growth Fund, and is not included for ClearBridge Small Cap Fund and ClearBridge Value Trust.

10 Bracketed text is included for ClearBridge Small Cap Fund and ClearBridge Value Trust, and is not included for ClearBridge International Growth Fund.

11 Bracketed text is included for ClearBridge Small Cap Fund and ClearBridge Value Trust, and is not included for ClearBridge International Growth Fund.

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promptly after the date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be prorated by the ratio that the number of business days in such period bears to the number of business days in such month[, and shall be reduced by the auditing and accounting expenses and trustees’ fees as described in the first sentence of this paragraph]12. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board. Each such payment shall be accompanied by a report of the Fund prepared either by the Fund or by a reputable firm of independent accountants which shall show the amount properly payable to the Adviser under this Agreement and the detailed computation thereof.

8. Limitation of Liability. The Adviser [will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of]13[assumes no responsibility under]14 this Agreement [other than to render the services called for hereunder, in good faith,]15 and shall not be responsible for any action of the Board in following or declining to follow any advice or recommendations of the Adviser; provided, however, that nothing in this Agreement shall protect the Adviser against any liability to the Fund or its shareholders for a loss resulting from [a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from]16 willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9. Definitions. As used in this Agreement, the terms “securities” and “net assets” shall have the meanings ascribed to them in the Declaration of Trust; and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

10. Duration and Termination. This Agreement became effective February 29, 2012. If not earlier terminated, this Agreement shall continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons of the Fund or of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, by vote of the Board, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, on not less than 60 days’ notice to the Fund and/or the other party(ies) and will be terminated immediately upon the mutual written consent of the Adviser and the Fund. This Agreement will automatically and immediately terminate in the event of its assignment [by the Adviser and shall not be assignable by the Fund without the consent of the Adviser]17.

11. Use of “ClearBridge” Name. In the event this Agreement is terminated by either party or upon written notice from the Adviser at any time, the Fund hereby agrees that it will eliminate from its name any reference to the name of “ClearBridge.” The Fund shall have the non-exclusive use of the name “ClearBridge” in whole or in part so long as this Agreement is effective or until such notice is given.

12 Bracketed text is included for ClearBridge Small Cap Fund and ClearBridge Value Trust, and is not included for ClearBridge International Growth Fund.

13 Bracketed text is included for ClearBridge International Growth Fund, and is not included for ClearBridge Small Cap Fund and ClearBridge Value Trust.

14 Bracketed text is included for ClearBridge Small Cap Fund and ClearBridge Value Trust, and is not included for ClearBridge International Growth Fund.

15 Bracketed text is included for ClearBridge Small Cap Fund and ClearBridge Value Trust, and is not included for ClearBridge International Growth Fund.

16 Bracketed text is included for ClearBridge International Growth Fund, and is not included for ClearBridge Small Cap Fund and ClearBridge Value Trust.

17 Bracketed text is included for ClearBridge Small Cap Fund and ClearBridge Value Trust, and is not included for ClearBridge International Growth Fund.

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12. Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

13. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities.

14. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof [or otherwise affect their constitution or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors]18.

18 Bracketed text is included for ClearBridge International Growth Fund and ClearBridge Small Cap Fund, and is not included for ClearBridge Value Trust.

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IN WITNESS WHEREOF, the parties hereto caused this Agreement to be executed by their officers thereunto duly authorized.

Attest:	CLEARBRIDGE INVESTMENTS, LLC

By:	By:
Name:
Title:

Attest:	[Name of Trust/Fund]

By:	By:
Name:
Title:

I-4-6

Appendix I-5

Comparison of Current Management Agreement and New Management Agreement1

BRANDYWINEGLOBAL — GLOBAL OPPORTUNITIES BOND FUND	QS U.S. SMALL CAPITALIZATION EQUITY FUND
QS INTERNATIONAL EQUITY FUND

Investment Management Services	Investment Management Services

The Trust hereby appoints the Manager as manager of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities consistent with the Fund’s investment goals and policies. The Manager shall determine from time to time what securities will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment goals and policies of the Fund.

Same

Brokerage Transactions	Brokerage Transactions

The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers the Manager will attempt to obtain the best net price and the most favorable execution of its orders; however, the Manager may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Fund with research, analysis, advice and similar services, and the Manager may pay to these brokers, in return for research and analysis, a higher commission or spread than may be charged by other brokers.	Same

1 There may be minor, non-substantive variations among the agreements for certain Funds.

I-5-1

[The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a “broker”). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Board may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay, on behalf of the Fund, a broker that provides brokerage and research services to the Manager or any affiliated person of the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager and any affiliated person of the Manager as to which the Manager or any affiliated person of the Manager exercises investment discretion.][2]

Additional Services	Additional Services

The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and shall perform such other functions of management and supervision as may be directed by the Board.	Same

2 Bracketed text is used in lieu of preceding paragraph for QS U.S. Small Capitalization Equity Fund.

I-5-2

Information to Be Provided by the Fund	Information to Be Provided by the Fund

The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.	Same

Information to Be Provided by the Manager	Information to Be Provided by the Manager

The Manager, at its expense, shall supply the Board and officers of the Trust with all statistical information and reports reasonably required by them and reasonably available to the Manager.	Same

Transactions with Affiliates	Transactions with Affiliates

The Fund hereby authorizes any entity or person associated with the Manager [(or with any affiliated person of the Manager)] [3] which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention [by such person associated with the Manager][4] of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).	Same

Delegation of Duties	Delegation of Duties

The Manager may enter into a contract (“Investment Advisory Agreement”) with an investment adviser in which the Manager delegates to such investment adviser any or all of its duties specified in Paragraph 3 hereunder[, provided that such Investment Advisory Agreement imposes on the investment adviser bound thereby all duties and conditions to which the Manager is subject hereunder, and further provided that such Investment Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.][. Such Investment Advisory Agreement must meet all requirements of the 1940 Act and the rules and regulations thereunder.][5]

[The Manager may enter into a contract with one or more other parties in which the Manager delegates to such party or parties any or all of the duties specified in this Paragraph 5(a).][6]

Same

3 Bracketed text is used in lieu of preceding paragraph for QS U.S. Small Capitalization Equity Fund.

4 Bracketed text included for QS International Equity Fund.

5 Bracketed text is used in lieu of the preceding bracketed text for QS U.S. Small Capitalization Equity Fund.

6 Bracketed text included for QS U.S. Small Capitalization Equity Fund.

I-5-3

Expenses	Expenses

The Manager, at its expense, shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund.

Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses. Specifically, the Manager will not be responsible, except to the extent of the reasonable compensation of employees of the Fund whose services may be used by the Manager hereunder, for any of the following expenses of the Fund, which expenses shall be borne by the Fund: advisory fees; distribution fees; interest, taxes, governmental fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses in connection therewith; fees of custodians, transfer agents, registrars or other agents; legal expenses; expense of preparing share certificates; expenses relating to the redemption or repurchase of the Fund’s shares; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to the Fund’s shareholders; costs of stationery; costs of stockholders and other meetings of the Fund; trustees’ fees; audit fees; travel expenses of officers, trustees and employees of the Trust, if any; and the Trust’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and its officers[, trustees and employees][and trustees][7].

Same

Recordkeeping Obligations	Recordkeeping Obligations

The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations [and shall perform such other administrative, bookkeeping or clerical duties as may be agreed upon by the parties].[8] In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.	Same

7 Bracketed text used in lieu of preceding bracketed text for QS International Equity Fund and QS U.S. Small Capitalization Equity Fund.

8 Bracketed text included for QS U.S. Small Capitalization Equity Fund.

I-5-4

Board Members and Officers	Board Members and Officers

The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as trustees or officers of the Fund, to serve in the capacities in which they are elected.

No trustee, officer or employee of the Trust or Fund shall receive from the Trust any salary or other compensation as such trustee, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager. This paragraph shall not apply to directors, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

Same

Fees	Fees

As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants[, investment advisers or other parties][9] [or sub-advisers][10] retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate of [ ]% of the average daily net assets of the Fund. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement[, and shall constitute a full payment of the fee due the Manager for all services prior to that date.][11] If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be based on that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the close of regular business of the New York Stock Exchange, or such other time as may be determined by the Board. Each such payment shall be accompanied by a statement prepared either by the Fund or by a reputable firm of independent accountants which shall show the amount properly payable to the Manager	Same

9 Bracketed text included for QS U.S. Small Capitalization Equity Fund.

10 Bracketed text included for QS International Equity Fund.

11 Bracketed text not included for QS International Equity Fund and QS U.S. Small Capitalization Equity Fund.

I-5-5

under this Agreement and the detailed computation thereof. [In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund’s expenses to the extent required by such expense limitation.][12]

Limitation of Liability of Manager	Limitation of Liability of Manager

[The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be responsible for any action of the Board in following or declining to follow any advice or recommendations of the Manager; provided, that nothing in this Agreement shall protect the Manager against any liability to the Fund or its shareholders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.] [In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.][13]	Same

Other Activities	Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a director, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other corporation, firm, individual or association.	Same

12 Bracketed text included for QS U.S. Small Capitalization Equity Fund.

13 Bracketed text used in lieu of preceding bracketed text for QS U.S. Small Capitalization Equity Fund.

I-5-6

Allocation of Investment Opportunities	Allocation of Investment Opportunities

The Manager is authorized to combine orders on behalf of the Fund with orders on behalf of other clients of the Manager, consistent with guidelines adopted by the Board.[14]	Same

Certain Defined Terms	Certain Defined Terms

As used in this Agreement, [the term “net assets” shall have the meaning ascribed to it in the Trust’s Declaration of Trust and][15] the terms “assignment,” “interested person,” [“affiliated person,”][16] and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions [and interpretations][17] as may be granted by the Securities and Exchange Commission by any rule, regulation or order[; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder].[18]	Same

Term of Agreement	Term of Agreement

This Agreement will become effective with respect to the Fund as of [date]. If not earlier terminated, this Agreement shall continue in effect with respect to the Fund for successive annual periods, provided that such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the trustees of Board who are not interested persons (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.	Same

Termination	Termination

This Agreement is terminable with respect to the Fund without penalty by the Board, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), or by the Manager, on not less than sixty (60) days’ notice to the other party and	Same

14 Included for QS International Equity Fund.

15 Bracketed text not included for QS International Equity Fund and QS U.S. Small Capitalization Equity Fund.

16 Bracketed text included for QS U.S. Small Capitalization Equity Fund.

17 Bracketed text included for QS International Equity Fund and QS U.S. Small Capitalization Equity Fund.

18 Bracketed text included for QS U.S. Small Capitalization Equity Fund.

I-5-7

will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Trust without the consent of the Manager.

In the event this Agreement is terminated by either party or upon written notice from the Manager at any time, the Trust hereby agrees that it will eliminate from its corporate name any reference to the name of “Legg Mason.” This Trust shall have the non-exclusive use of the name “Legg Mason” in whole or in part so long as this Agreement is effective or until such notice is given.

Limitation of Recourse	Limitation of Recourse

The Manager agrees that for services rendered to the Fund, or indemnity due in connection with service to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other fund.	Same

Amendments; Entire Agreement; Severability	Amendments; Entire Agreement; Severability

[No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities.

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their constitutional effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.][19].

Same

19 Bracketed text not included for QS International Equity Fund and QS U.S. Small Capitalization Equity Fund.

I-5-8

Appendix I-6

Form of New Management Agreement1

BRANDYWINEGLOBAL — GLOBAL OPPORTUNITIES BOND FUND	QS U.S. SMALL CAPITALIZATION EQUITY FUND
QS INTERNATIONAL EQUITY FUND

---

MANAGEMENT AGREEMENT

This MANAGEMENT AGREEMENT (“Agreement”) is made this [    ] day of [                ], [    ], by and between [Name of Trust] (the “Trust”) on behalf of [Name of Fund] (“Fund”) and Legg Mason Partners Fund Advisor, LLC, a Delaware limited liability company (the “Manager”).]

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust wishes to retain the Manager to provide investment advisory, management, and administrative services to the Trust with respect to the Fund; and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Trust hereby appoints the Manager as manager of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

3. [(a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities consistent with the Fund’s investment goals and policies. The Manager shall determine from time to time what securities will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment goals and policies of the Fund. The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers the Manager will attempt to obtain the best net price and the most favorable execution of its orders; however, the Manager may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Fund with research, analysis, advice and similar services, and the Manager may pay to these brokers, in return for research and analysis, a higher commission or spread than may be charged by other brokers. [The Manager is authorized to combine orders on behalf of the Fund with orders on behalf of other

1 In addition to differences noted in this Appendix, there may be minor, non-substantive variations among the agreements for certain funds.

I-6-1

clients of the Manager, consistent with guidelines adopted by the Board.]2 The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and shall perform such other functions of management and supervision as may be directed by the Board.]

[(a) Subject to the supervision of the Trust’s Board of Trustees (“Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives, policies and restrictions. The Manager shall determine from time to time what securities or other property will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund, as each of the foregoing may be amended from time to time. The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a “broker”). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Board may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay, on behalf of the Fund, a broker that provides brokerage and research services to the Manager or any affiliated person of the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager and any affiliated person of the Manager as to which the Manager or any affiliated person of the Manager exercises investment discretion. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and shall perform such other functions of management and supervision, as may be directed by the Board.]3

(b) The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention [by such person associated with the Manager]4 of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

[(b) The Trust hereby agrees with the Manager and with any investment adviser appointed pursuant to Paragraph 4 below (“Investment Adviser”) that any entity or person associated with the Manager or Investment Adviser (or with any affiliated person of the Manager or Investment Adviser) which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.]5

2 Bracketed text included for QS International Equity Fund.

3 Bracketed text is used in lieu of preceding paragraph for QS U.S. Small Capitalization Equity Fund.

4 Bracketed text included for QS International Equity Fund.

5 Bracketed text is used in lieu of preceding paragraph for QS U.S. Small Capitalization Equity Fund.

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4. The Manager may enter into a contract (“Investment Advisory Agreement”) with an investment adviser in which the Manager delegates to such investment adviser any or all of its duties specified in Paragraph 3 hereunder[, provided that such Investment Advisory Agreement imposes on the investment adviser bound thereby all duties and conditions to which the Manager is subject hereunder, and further provided that such Investment Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.][. Such Investment Advisory Agreement must meet all requirements of the 1940 Act and the rules and regulations thereunder.]6

5. (a) The Manager, at its expense, shall supply the Board and officers of the Trust with all statistical information and reports reasonably required by them and reasonably available to the Manager and shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations [and shall perform such other administrative, bookkeeping or clerical duties as may be agreed upon by the parties].7 In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as trustees or officers of the Fund, to serve in the capacities in which they are elected. [The Manager may enter into a contract with one or more other parties in which the Manager delegates to such party or parties any or all of the duties specified in this Paragraph 5(a).]8

(b) Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses. Specifically, the Manager will not be responsible, except to the extent of the reasonable compensation of employees of the Fund whose services may be used by the Manager hereunder, for any of the following expenses of the Fund, which expenses shall be borne by the Fund: advisory fees; distribution fees; interest, taxes, governmental fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses in connection therewith; fees of custodians, transfer agents, registrars or other agents; legal expenses; expense of preparing share certificates; expenses relating to the redemption or repurchase of the Fund’s shares; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to the Fund’s shareholders; costs of stationery; costs of stockholders and other meetings of the Fund; trustees’ fees; audit fees; travel expenses of officers, trustees and employees of the Trust, if any; and the Trust’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and its officers[, trustees and employees][and trustees]9.

6. No trustee, officer or employee of the Trust or Fund shall receive from the Trust any salary or other compensation as such trustee, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager. This paragraph shall not apply to directors, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

7. As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants[, investment advisers or other parties]10 [or sub-advisers]11 retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each

6 Bracketed text is used in lieu of the preceding bracketed text for QS U.S. Small Capitalization Equity Fund.

7 Bracketed text included for QS U.S. Small Capitalization Equity Fund.

8 Bracketed text included for QS U.S. Small Capitalization Equity Fund.

9 Bracketed text used in lieu of preceding bracketed text for QS International Equity Fund and QS U.S. Small Capitalization Equity Fund.

10 Bracketed text included for QS U.S. Small Capitalization Equity Fund.

11 Bracketed text included for QS International Equity Fund.

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month, a fee, computed daily at an annual rate of [    ]% of the average daily net assets of the Fund. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement[, and shall constitute a full payment of the fee due the Manager for all services prior to that date.]12 If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be based on that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the close of regular business of the New York Stock Exchange, or such other time as may be determined by the Board. Each such payment shall be accompanied by a statement prepared either by the Fund or by a reputable firm of independent accountants which shall show the amount properly payable to the Manager under this Agreement and the detailed computation thereof. [In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund’s expenses to the extent required by such expense limitation.]13

8. [The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be responsible for any action of the Board in following or declining to follow any advice or recommendations of the Manager; provided, that nothing in this Agreement shall protect the Manager against any liability to the Fund or its shareholders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.] [In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.]14

9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a director, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other corporation, firm, individual or association.

10. As used in this Agreement, [the term “net assets” shall have the meaning ascribed to it in the Trust’s Declaration of Trust and]15 the terms “assignment,” “interested person,” [“affiliated person,”]16 and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions [and interpretations]17 as may be granted by the Securities and Exchange Commission by any rule, regulation or order[; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder].18

12 Bracketed text not included for QS International Equity Fund and QS U.S. Small Capitalization Equity Fund.

13 Bracketed text included for QS U.S. Small Capitalization Equity Fund.

14 Bracketed text used in lies of preceding bracketed text for QS U.S. Small Capitalization Equity Fund.

15 Bracketed text not included for QS International Equity Fund and QS U.S. Small Capitalization Equity Fund.

16 Bracketed text included for QS U.S. Small Capitalization Equity Fund.

17 Bracketed text included for QS International Equity Fund and QS U.S. Small Capitalization Equity Fund.

18 Bracketed text included for QS U.S. Small Capitalization Equity Fund.

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11. This Agreement will become effective with respect to the Fund as of [date]. If not earlier terminated, this Agreement shall continue in effect with respect to the Fund for successive annual periods, provided that such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the trustees of Board who are not interested persons (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

12. This Agreement is terminable with respect to the Fund without penalty by the Board, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), or by the Manager, on not less than sixty (60) days’ notice to the other party and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Trust without the consent of the Manager.

13. In the event this Agreement is terminated by either party or upon written notice from the Manager at any time, the Trust hereby agrees that it will eliminate from its corporate name any reference to the name of “Legg Mason.” This Trust shall have the non-exclusive use of the name “Legg Mason” in whole or in part so long as this Agreement is effective or until such notice is given.

14. The Manager agrees that for services rendered to the Fund, or indemnity due in connection with service to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other fund.

15. [No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities.

16. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their constitutional effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.]19.

19 Bracketed text not included for QS International Equity Fund and QS U.S. Small Capitalization Equity Fund.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

[NAME OF TRUST]

By:
Name:
Title:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

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Appendix J-1

Comparison of Current Subadvisory Agreement and New Subadvisory Agreement1

FOR ALL FUNDS EXCEPT THOSE IDENTIFIED IN APPENDIX J-3 – J-4

Investment Advisory Services	Investment Advisory Services

In accordance with and subject to the Management Agreement between the Trust and the Manager with respect to the Fund (the “Management Agreement”), the Manager hereby appoints the Subadviser to act as [Subadviser][a subadviser][2] with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and [the Manager][3], the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by the Manager from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information[. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments will be purchased [(including, as permitted in accordance with this paragraph, swap agreements, options and futures)][4], retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive

Same

1 There may be minor, non-substantive variations among the agreements for certain Funds.

2 For agreements among two Subadvisers, the bracketed text is used in lieu of the bracketed text that precedes it.

3 For agreements among two Subadvisers, reference to the hiring Subadviser is also included.

4 Bracketed text not included for BrandywineGLOBAL — Alternative Credit Fund, BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global High Yield Bond Fund, BrandywineGLOBAL — Global Unconstrained Bond Fund, BrandywineGLOBAL — International Opportunities Bond Fund, Martin Currie Emerging Markets Fund, Martin Currie International Unconstrained Equity Fund, QS Global Market Neutral Fund and QS Strategic Real Return Fund.

J-1-1

guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund [and any sub-custodian or prime broker][5] as to deliveries of securities and other investments and payments of cash [in respect of securities transactions or cash margin calls][6] for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

[Subject to the supervision of the Board and the Manager and the provisions above, the Subadviser shall assess the Fund’s investment focus and make and implement decisions with respect to the allocation and reallocation of the Fund’s assets among one or more investment subadvisers from time to time, as the Subadviser deems appropriate, in an effort to enable the Fund to achieve its investment goals. In addition, the Subadviser will monitor compliance of each investment subadviser with the investment objectives, policies and restrictions of the Fund (or portion of the Fund) under the management of such investment subadviser, and review and report to the Board on the performance of each investment subadviser. The Subadviser shall also perform such other functions of management and supervision as may be requested by the Manager and agreed to by the Subadviser.][7]

5 Bracketed text included for BrandywineGLOBAL — Alternative Credit Fund, BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global Flexible Income Fund, BrandywineGLOBAL — Global High Yield Bond Fund, BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged), BrandywineGLOBAL — Global Unconstrained Bond Fund, BrandywineGLOBAL — International Opportunities Bond Fund, ClearBridge Global Infrastructure Income Fund, Martin Currie Emerging Markets Fund, Martin Currie International Unconstrained Equity Fund, Martin Currie SMASh Series EM Fund, QS Global Market Neutral Fund and QS Strategic Real Return Fund.

6 Bracketed text included for BrandywineGLOBAL — Alternative Credit Fund, BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global Flexible Income Fund, BrandywineGLOBAL — Global High Yield Bond Fund, BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged), BrandywineGLOBAL — Global Unconstrained Bond Fund, BrandywineGLOBAL — International Opportunities Bond Fund, ClearBridge Global Infrastructure Income Fund, Martin Currie Emerging Markets Fund, Martin Currie International Unconstrained Equity Fund, Martin Currie SMASh Series EM Fund, QS Global Market Neutral Fund and QS Strategic Real Return Fund.

7 Bracketed text is included for QS Strategic Real Return Fund.

J-1-2

Brokerage Transactions	Brokerage Transactions

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.	Same

Additional Services	Additional Services

The Subadviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Allocated Assets subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.	Same

Authority to Execute Documents	Authority to Execute Documents

The Subadviser may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other

Same

J-1-3

investment related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.[8]

Information to Be Provided by the Manager	Information to Be Provided by the Manager

The Manager shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Manager shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.	Same

Information to Be Provided by the Subadviser	Information to Be Provided by the Subadviser

The Subadviser, at its expense, shall supply the Board, the officers of the Trust, and the Manager[9] with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder.	Same

Transactions with Affiliates	Transactions with Affiliates

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

Same

8 Not included for cash management subadvisory agreements for ClearBridge International Growth Fund, ClearBridge Small Cap Fund, ClearBridge Value Trust, Martin Currie Emerging Markets Fund, QS International Equity Fund, QS Strategic Real Return Fund and QS U.S. Small Capitalization Equity Fund.

9 For agreements among two Subadvisers, reference to the hiring Subadviser is also included.

J-1-4

Delegation of Duties	Delegation of Duties

The Subadviser [may share information relating to the Fund and the services under this Agreement with [certain named affiliates] to the extent that such information relates to the services performed on the Fund’s behalf in connection with this Agreement and][10] may delegate to any other one or more companies that the Subadviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, certain of the Subadviser’s duties under this Agreement, provided in each case the Subadviser will supervise the activities of each such entity or employees thereof, that such delegation will not relieve the Subadviser of any of its duties or obligations under this Agreement and provided further that any such arrangements are entered into in accordance with all applicable requirements of the 1940 Act.

[With respect to the Fund, the Subadviser must enter into a contract (“Investment Subadvisory Agreement”) with the Manager and one or more investment subadvisers, including without limitation, affiliates of the Subadviser, in which the Subadviser delegates to such investment subadviser(s) all of its duties specified in hereunder with respect to the Allocated Assets that are not part of the QS Investors Portfolio, on such terms as the Subadviser will determine to be necessary, desirable or appropriate, provided that in each case the Subadviser shall supervise the activities of each such subadviser, that such delegation will not relieve the Subadviser of any of its duties or obligations under this Agreement and further provided that such subadviser is subject to all the conditions to which the Subadviser is subject hereunder in connection with the delegated duties and that such contracts impose on such investment subadviser(s) all the conditions to which the Subadviser is subject hereunder in connection with the delegated duties and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act and the rules and regulations promulgated thereunder. In the event that an Investment Subadvisory Agreement with an investment subadviser is terminated, the Subadviser will seek to allocate any assets under the day-to-day management of such investment subadviser to another investment subadviser. Subject to any duties it may have under applicable law, the Subadviser does not intend at any time to provide day-to-day portfolio management services with respect to any assets of the Fund that are not part of the QS Investors Portfolio. In addition, the may delegate to any

Same

10 Bracketed text is included for Martin Currie SMASh Series EM Fund.

J-1-5

other one or more companies that the Subadviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, certain of the Subadviser’s duties under this Agreement, provided in each case the Subadviser will supervise the activities of each such entity or employees thereof, that such delegation will not relieve the Subadviser of any of its duties or obligations under this Agreement and provided further that any such arrangements are entered into in accordance with all applicable requirements of the 1940 Act.

Subject to the approval of the Manager, the Subadviser may enter into or assent to contracts between any investment subadviser contracted under the paragraph above (“First Tier Subadviser”) and one or more investment subadvisers, including without limitation, affiliates of the Manager, Subadviser and First Tier Subadviser, in which the First Tier Subadviser delegates to such investment subadvisers any or all of its duties, on such terms as the First Tier Subadviser will determine to be necessary, desirable or appropriate, provided that in each case the First Tier Subadviser shall supervise the activities of each such subadviser, that such delegation will not relieve the Adviser of any of its duties or obligations under this Agreement and further provided that such contracts impose on such investment subadviser all the conditions to which the Subadviser is subject hereunder in connection with the delegated duties and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act and the rules and regulations promulgated thereunder.][11]

Expenses	Expenses

The Subadviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Fund’s expenses, including, without limitation: advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in

Same

11 Bracketed text is used in lieu of the preceding paragraph for QS Strategic Real Return Fund Advisory Agreement.

J-1-6

connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

Recordkeeping Obligations	Recordkeeping Obligations

The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.	Same

Board Members and Officers	Board Members and Officers

No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.	Same

J-1-7

Fees	Fees

As compensation for the services performed by the Subadviser, including the services of any consultants retained by the Subadviser, the Manager shall pay the Subadviser [out of the management fee it receives with respect to the Fund, and only to the extent thereof][12], as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement[, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date][13]. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. [If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such termination and the fee for such month will be based on the average daily net assets of the days in that month up to and including the last day for which the Agreement is in effect.14] The average daily net assets of the Fund or the portion thereof comprising the Allocated Assets shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board. [The Manager shall not pay the Subadviser any fee hereunder. The Subadviser acknowledges and agrees that each investor in the Fund has entered into arrangements through which the Subadviser and/or its affiliates will be compensated directly or indirectly by such investor, or by sponsors of separately managed programs that invest in such investor, for advisory services rendered to that investor. The Subadviser acknowledges and agrees that such compensation is sufficient consideration hereunder.][15]

Same

12 Bracketed text not included for QS Strategic Real Return Fund.

13 Bracketed text not included for Martin Currie Emerging Markets Fund, Martin Currie International Unconstrained Equity Fund and QS Global Market Neutral Fund.

14 Bracketed language used in lieu of the preceding sentence for Martin Currie Emerging Markets Fund, Martin Currie International Unconstrained Equity Fund and QS Global Market Neutral Fund.

15 Bracketed text is used in lieu of the text in Section 8 for Martin Currie SMASh Series EM Fund.

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Limitation of Liability of Subadviser	Limitation of Liability of Subadviser

The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to the Manager[16] or the Fund [or the Fund’s shareholders][17] to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this provision, the term “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.	Same

Other Activities	Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Same

Allocation of Investment Opportunities	Allocation of Investment Opportunities

If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.	Same

16 For agreements among two Subadvisers, reference to the hiring Subadviser is also included.

17 Bracketed text is used for BrandywineGLOBAL — Alternative Credit Fund, BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global High Yield Bond Fund, BrandywineGLOBAL — Global Unconstrained Bond Fund, BrandywineGLOBAL — International Opportunities Bond Fund, Martin Currie Emerging Markets Fund, Martin Currie SMASh Series EM Fund, QS Strategic Real Return Fund Advisory Agreement and QS Strategic Real Return Fund Subadvisory Agreements.

J-1-9

Certain Defined Terms	Certain Defined Terms

For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.	Same

Term of Agreement	Term of Agreement

This Agreement will become effective with respect to the Fund on the date set forth below the Fund’s name, provided that it shall have been approved [by the Trust’s Board and, if so required by the 1940 Act, by shareholders of the Fund][18] in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect through the second anniversary of the date of effectiveness Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually [(i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval][in the manner required by the 1940 Act][19]. [It is intended that each such annual approval of continuance of this Agreement occur by the anniversary of the Original Effective Date, except as may otherwise be permitted in accordance with applicable law.][20]

Same

Termination	Termination

This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice	Same

18 Bracketed text is used in New Subadvisory Agreements for BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged), BrandywineGLOBAL — Global Flexible Income Fund, ClearBridge Global Infrastructure Income Fund, Martin Currie International Unconstrained Equity Fund, Martin Currie SMASh Series EM Fund and QS Global Market Neutral Fund (the “More Recent Funds”).

19 Bracketed text is used in lieu of the bracketed text that precedes it in New Subadvisory Agreements for the More Recent Funds.

20 Bracketed text is included for QS Strategic Real Return Fund.

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to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Subadviser. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by the Manager without the consent of the Subadviser.

Limitation of Recourse	Limitation of Recourse

The Subadviser agrees that for any claim by it against the Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust [or the Trustees of the Trust][21].	Same

Amendments; Entire Agreement; Severability	Amendments; Entire Agreement; Severability

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved [, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities][in the manner required by the 1940 Act][22].

This Agreement, and any supplemental terms contained on Annex I hereto, if applicable, embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. [No provision of this Agreement is intended to conflict with any applicable law.][23] Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors [and assigns][24].

Same

21 Bracketed language included for Martin Currie Emerging Markets Fund, Martin Currie International Unconstrained Equity Fund (cash management agreement only) and QS Global Market Neutral Fund (cash management agreement only).

22 Bracketed text is used in lieu of the bracketed text that precedes it in New Subadvisory Agreements for the More Recent Funds.

23 Bracketed text is used in New Subadvisory Agreements for the More Recent Funds.

24 Bracketed text is used in New Subadvisory Agreements for the More Recent Funds.

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No Third-Party Beneficiaries	No Third-Party Beneficiaries

[This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer rights, privileges, claims or remedies upon any shareholder or other person other than the parties (including the Trust with respect to the Fund) and their respective successors and permitted assigns.][25]	Same

Governing Law; Jurisdiction	Governing Law; Jurisdiction

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York [without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division][26].	Same

Force Majeure	Force Majeure

Subject to the proviso of the first sentence of Section 9 of this Agreement, the Subadviser shall not be liable for any losses caused directly or indirectly by circumstances beyond the Subadviser’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Subadviser to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryption systems, security devices, or power supply.][27]	Same

25 Bracketed text is used in New Subadvisory Agreements for the More Recent Funds.

26 Bracketed text is used in New Subadvisory Agreements for the More Recent Funds.

27 Bracketed text is used in New Subadvisory Agreements for the More Recent Funds.

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Appendix J-2

Form of New Subadvisory Agreement1

FOR ALL FUNDS EXCEPT THOSE IDENTIFIED IN APPENDIX J-3 – J-4

---

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is made this [    ] day of [            ], [    ], by and between [Name of Manager]2, and [Name of Subadviser]3, a [type of entity] (the “Subadviser”).

WHEREAS, the Manager has been retained by [Name of Trust] (the “Trust”), a Maryland statutory trust registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to provide investment advisory, management, and administrative services to the Trust with respect to certain series of the Trust; and

WHEREAS, the Manager wishes to engage the Subadviser to provide certain investment advisory services to the Trust with respect to the series of the Trust designated in Schedule A annexed hereto (the “Fund”) and Subadviser is willing to furnish such services on the terms and conditions hereinafter set forth;

[WHEREAS, the Subadviser has been retained by [Name of Manager] to provide investment advisory, management, and administrative services to [Name of Trust] (the “Trust”), a [type of entity] registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to provide investment advisory, management, and administrative services to the Trust with respect to the series of the Trust designated in Schedule A annexed hereto (the “Fund”); and

WHEREAS, the Subadviser wishes to engage [name of Sub-subadviser] to provide certain investment advisory services to the Fund, and [name of Sub-subadviser] is willing to furnish such services on the terms and conditions hereinafter set forth;]4

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. In accordance with and subject to the Management Agreement between the Trust and the Manager with respect to the Fund (the “Management Agreement”), the Manager hereby appoints the Subadviser to act as [Subadviser][a subadviser]5 with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Manager shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition

1 The subadvisory agreement with QS Investors with respect to asset allocation services provided to QS Strategic Real Return Fund is titled “Advisory Agreement.” The subadvisory agreement with QS Investors with respect to portfolio management services provided to QS Strategic Real Return Fund is titled “Subadvisory Agreement.” The subadvisory agreement(s) for other funds are titled “Subadvisory Agreement.” In addition to differences noted in this Appendix, there may be minor, non-substantive variations among the agreements for certain Funds.

2 For agreements among two Subadvisers, references to the Manager are replaced by references to the hiring Subadviser that has engaged the other Subadviser, unless otherwise noted.

3 For agreements among two Subadvisers, references to the Subadviser are replaced by references to the Subadviser being engaged, unless otherwise noted.

4 For agreements among two Subadvisers, the bracketed text is used in lieu of the two preceding clauses.

5 For agreements among two Subadvisers, the bracketed text is used in lieu of the bracketed text that precedes it.

J-2-1

of the Fund’s affairs. The Manager shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

3.    (a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and [the Manager]6, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by the Manager from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments will be purchased [(including, as permitted in accordance with this paragraph, swap agreements, options and futures)]7, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund [and any sub-custodian or prime broker]8 as to deliveries of securities and other investments and payments of cash [in respect of securities transactions or cash margin calls]9 for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that

6 For agreements among two Subadvisers, reference to the hiring Subadviser is also included.

7 Bracketed text not included for BrandywineGLOBAL — Alternative Credit Fund, BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global High Yield Bond Fund, BrandywineGLOBAL — Global Unconstrained Bond Fund, BrandywineGLOBAL — International Opportunities Bond Fund, Martin Currie Emerging Markets Fund, Martin Currie International Unconstrained Equity Fund, QS Global Market Neutral Fund and QS Strategic Real Return Fund.

8 Bracketed text included for ClearBridge Global Infrastructure Income Fund, BrandywineGLOBAL — Alternative Credit Fund, BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global Flexible Income Fund, BrandywineGLOBAL — Global High Yield Bond Fund, BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged), BrandywineGLOBAL — Global Unconstrained Bond Fund, BrandywineGLOBAL — International Opportunities Bond Fund, Martin Currie Emerging Markets Fund, Martin Currie International Unconstrained Equity Fund, Martin Currie SMASh Series EM Fund, QS Global Market Neutral Fund and QS Strategic Real Return Fund.

9 Bracketed text included for ClearBridge Global Infrastructure Income Fund, BrandywineGLOBAL — Alternative Credit Fund, BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global Flexible Income Fund, BrandywineGLOBAL — Global High Yield Bond Fund, BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged), BrandywineGLOBAL — Global Unconstrained Bond Fund, BrandywineGLOBAL — International Opportunities Bond Fund, Martin Currie Emerging Markets Fund, Martin Currie International Unconstrained Equity Fund, Martin Currie SMASh Series EM Fund, QS Global Market Neutral Fund and QS Strategic Real Return Fund.

J-2-2

modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Subadviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Allocated Assets subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board[, provided that the Subadviser shall not be obligated to initiate or pursue any legal proceedings, including shareholder litigation, on behalf of the Fund with respect to transactions, securities or other investments held in the Fund from time to time. The right to take any action with respect to any legal proceedings is expressly reserved to the Board]10. [The Subadviser may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.]11

[(    ) Subject to the supervision of the Board and the Manager and the provisions of Paragraph 3(a) above, the Subadviser shall assess the Fund’s investment focus and make and implement decisions with respect to the allocation and reallocation of the Fund’s assets among one or more investment subadvisers from time to time, as the Subadviser deems appropriate, in an effort to enable the Fund to achieve its investment goals. In addition, the Subadviser will monitor compliance of each investment subadviser with the investment objectives, policies and restrictions of the Fund (or portion of the Fund) under the management of such investment subadviser, and review and report to the Board on the performance of each investment subadviser. The Subadviser shall also perform such other functions of management and supervision as may be requested by the Manager and agreed to by the Subadviser.]12

(    ) The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

4. The Subadviser [may share information relating to the Fund and the services under this Agreement with [certain named affiliates] to the extent that such information relates to the services performed on the Fund’s behalf in connection with this Agreement and]13 may delegate to any other one or more companies that the Subadviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, certain of the Subadviser’s duties under this Agreement, provided in each case the Subadviser will supervise the activities of each such entity or employees thereof, that such delegation will not relieve the Subadviser of any of its duties or obligations under this Agreement and provided further that any such arrangements are entered into in accordance with all applicable requirements of the 1940 Act.

[With respect to the Fund, the Subadviser must enter into a contract (“Investment Subadvisory Agreement”) with the Manager and one or more investment subadvisers, including without limitation, affiliates of the Subadviser,

10 Bracketed text included for Martin Currie SMASh Series EM Fund.

11 Not included for ClearBridge Cash Management Agreements, and cash management subadvisory agreements for Martin Currie Emerging Markets Fund, QS International Equity Fund, QS Strategic Real Return Fund and QS U.S. Small Capitalization Equity Fund.

12 Bracketed text is included for QS Strategic Real Return Fund.

13 Bracketed text is included for Martin Currie SMASh Series EM Fund.

J-2-3

in which the Subadviser delegates to such investment subadviser(s) all of its duties specified in Paragraph 3(a) hereunder with respect to the Allocated Assets that are not part of the QS Investors Portfolio, on such terms as the Subadviser will determine to be necessary, desirable or appropriate, provided that in each case the Subadviser shall supervise the activities of each such subadviser, that such delegation will not relieve the Subadviser of any of its duties or obligations under this Agreement and further provided that such subadviser is subject to all the conditions to which the Subadviser is subject hereunder in connection with the delegated duties and that such contracts impose on such investment subadviser(s) all the conditions to which the Subadviser is subject hereunder in connection with the delegated duties and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act and the rules and regulations promulgated thereunder. In the event that an Investment Subadvisory Agreement with an investment subadviser is terminated, the Subadviser will seek to allocate any assets under the day-to-day management of such investment subadviser to another investment subadviser. Subject to any duties it may have under applicable law, the Subadviser does not intend at any time to provide day-to-day portfolio management services with respect to any assets of the Fund that are not part of the QS Investors Portfolio. In addition, the may delegate to any other one or more companies that the Subadviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, certain of the Subadviser’s duties under this Agreement, provided in each case the Subadviser will supervise the activities of each such entity or employees thereof, that such delegation will not relieve the Subadviser of any of its duties or obligations under this Agreement and provided further that any such arrangements are entered into in accordance with all applicable requirements of the 1940 Act.

(    ) Subject to the approval of the Manager, the Subadviser may enter into or assent to contracts between any investment subadviser contracted under the paragraph above (“First Tier Subadviser”) and one or more investment subadvisers, including without limitation, affiliates of the Manager, Subadviser and First Tier Subadviser, in which the First Tier Subadviser delegates to such investment subadvisers any or all of its duties, on such terms as the First Tier Subadviser will determine to be necessary, desirable or appropriate, provided that in each case the First Tier Subadviser shall supervise the activities of each such subadviser, that such delegation will not relieve the Adviser of any of its duties or obligations under this Agreement and further provided that such contracts impose on such investment subadviser all the conditions to which the Subadviser is subject hereunder in connection with the delegated duties and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act and the rules and regulations promulgated thereunder.]14

5. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

6. (a) The Subadviser, at its expense, shall supply the Board, the officers of the Trust, and the Manager15 with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder.

(b) The Subadviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Fund’s expenses, including, without limitation: advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of

14 Bracketed text is used in lieu of the preceding paragraph for QS Strategic Real Return Fund Advisory Agreement.

15 For agreements among two Subadvisers, reference to the hiring Subadviser is also included.

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custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

7. No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. As compensation for the services performed by the Subadviser, including the services of any consultants retained by the Subadviser, the Manager shall pay the Subadviser [out of the management fee it receives with respect to the Fund, and only to the extent thereof,]16 as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement[, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date]17. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. [If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such termination and the fee for such month will be based on the average daily net assets of the days in that month up to and including the last day for which the Agreement is in effect.]18 The average daily net assets of the Fund or the portion thereof comprising the Allocated Assets shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board. [The Manager shall not pay the Subadviser any fee hereunder. The Subadviser acknowledges and agrees that each investor in the Fund has entered into arrangements through which the Subadviser and/or its affiliates will be compensated directly or indirectly by such investor, or by sponsors of separately managed programs that invest in such investor, for advisory services rendered to that investor. The Subadviser acknowledges and agrees that such compensation is sufficient consideration hereunder.]19

9. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to the Manager20 or the

16 Bracketed text not included for QS Strategic Real Return Fund.

17 Bracketed text not included for Martin Currie Emerging Markets Fund, Martin Currie International Unconstrained Equity Fund and QS Global Market Neutral Fund.

18 Bracketed language used in lieu of the preceding sentence for Martin Currie Emerging Markets Fund, Martin Currie International Unconstrained Equity Fund and QS Global Market Neutral Fund.

19 Bracketed text is used in lieu of the text in Section 8 for Martin Currie SMASh Series EM Fund.

20 For agreements among two Subadvisers, reference to the hiring Subadviser is also included.

J-2-5

Fund [or the Fund’s shareholders]21 to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 9, the term “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

10. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

11. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

12. This Agreement will become effective with respect to the Fund on the date set forth below the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved [by the Trust’s Board and, if so required by the 1940 Act, by shareholders of the Fund]22 in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect through the second anniversary of the date of effectiveness. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually [(i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval][in the manner required by the 1940 Act]23. [It is intended that each such annual approval of continuance of this Agreement occur by the anniversary of the Original Effective Date, except as may otherwise be permitted in accordance with applicable law.]24

13. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Subadviser. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by the Manager without the consent of the Subadviser.

21 Bracketed text is used for BrandywineGLOBAL — Alternative Credit Fund, BrandywineGLOBAL — Diversified US Large Cap Value Fund, BrandywineGLOBAL — Dynamic US Large Cap Value Fund, BrandywineGLOBAL — Global High Yield Bond Fund, BrandywineGLOBAL — Global Unconstrained Bond Fund, BrandywineGLOBAL — International Opportunities Bond Fund, Martin Currie Emerging Markets Fund, Martin Currie SMASh Series EM Fund, QS Strategic Real Return Fund Advisory Agreement and QS Strategic Real Return Fund Subadvisory Agreements.

22 Bracketed text is used in New Subadvisory Agreements for BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged), BrandywineGLOBAL — Global Flexible Income Fund, ClearBridge Global Infrastructure Income Fund, Martin Currie International Unconstrained Equity Fund, Martin Currie SMASh Series EM Fund and QS Global Market Neutral Fund (the “More Recent Funds”).

23 Bracketed text is used in lieu of the bracketed text that precedes it in New Subadvisory Agreements for the More Recent Funds.

24 Bracketed text is included for QS Strategic Real Return Fund.

J-2-6

14. The Subadviser agrees that for any claim by it against the Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust [or the Trustees of the Trust]25.

15. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved [, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities][in the manner required by the 1940 Act]26.

16. This Agreement, and any supplemental terms contained on Annex I hereto, if applicable, embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. [No provision of this Agreement is intended to conflict with any applicable law.]27 Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors [and assigns]28.

17. [This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer rights, privileges, claims or remedies upon any shareholder or other person other than the parties (including the Trust with respect to the Fund) and their respective successors and permitted assigns.]29

[18.] This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York [without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division]30.

[19. Subject to the proviso of the first sentence of Section 9 of this Agreement, the Subadviser shall not be liable for any losses caused directly or indirectly by circumstances beyond the Subadviser’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Subadviser to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryption systems, security devices, or power supply.]31

[signature page to follow]

25 Bracketed language included for Martin Currie Emerging Markets Fund, Martin Currie International Unconstrained Equity Fund (cash management agreement only) and QS Global Market Neutral Fund (cash management agreement only).

26 Bracketed text is used in lieu of the bracketed text that precedes it in New Subadvisory Agreements for the More Recent Funds.

27 Bracketed text is used in New Subadvisory Agreements for the More Recent Funds.

28 Bracketed text is used in New Subadvisory Agreements for the More Recent Funds.

29 Bracketed text is used in New Subadvisory Agreements for the More Recent Funds.

30 Bracketed text is used in New Subadvisory Agreements for the More Recent Funds.

31 Bracketed text is used in New Subadvisory Agreements for the More Recent Funds.

J-2-7

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

[NAME OF MANAGER][32]

By:
Name:
Title:

[NAME OF SUBADVISER]

By:
Name:
Title:

The foregoing is acknowledged:

The undersigned officer of the Trust has executed this Agreement not individually but in his/her capacity as an officer of the Trust. The Trust does not hereby undertake, on behalf of the Fund or otherwise, any obligation to the Subadviser.

[NAME OF TRUST]

By:
Name:
Title:

32 For agreements among two Subadvisers, the parties of the agreement, as noted above, are the two Subadvisers.

J-2-8

[This annex is applicable only to Subadvisory Agreements with

Western Asset Management Company Limited]

ANNEX I

This Annex I forms a part of the Subadvisory Agreement dated as of [date] by and between Western Asset Management Company, a California corporation, and Western Asset Management Company Limited (“WAML”), an entity authorized and regulated in the United Kingdom by the Financial Conduct Authority (the “FCA”).

1. WAML represents, warrants and covenants that it is authorized and regulated by the FCA.

2. WAML has classified the Fund as an Intermediate Customer as defined by the FCA Rules.

J-2-9

SCHEDULE A

[Name of Fund]

Date:

[Date]

Fee:

[Description of fee]

J-2-10

Appendix J-3

Comparison of Current Subadvisory Agreement and New Management Agreement1

BRANDYWINEGLOBAL — GLOBAL OPPORTUNITIES BOND FUND	QS U.S. SMALL CAPITALIZATION EQUITY FUND
QS INTERNATIONAL EQUITY FUND

Investment Advisory Services	Investment Advisory Services

Manager hereby appoints Adviser as investment adviser for the Fund for the period and on the terms set forth in this Agreement. Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

Subject to the supervision of the Board and Manager, Adviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities consistent with the Fund’s investment objective, policies and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information. Adviser shall determine from time to time what securities will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Declaration of Trust and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objective, policies, and limitations of the Fund. Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer.

Subject to the supervision of the Board and the Manager, Adviser shall as requested by the Manager regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s current Prospectus and Statement of Additional Information. Adviser shall as requested by the Manager determine from time to time what securities or other property will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Declaration of Trust and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies, and restrictions of the Fund, as each of the foregoing may be amended from time to time.

Same

1 In addition to differences noted in this Appendix, there may be minor, non-substantive variations among the agreements for certain funds.

J-3-1

Brokerage Transactions	Brokerage Transactions

Adviser will as requested by the Manager place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a “broker”). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Fund, Adviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into consideration market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Board may determine and communicate to Adviser in writing, Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services to Adviser or any affiliated person of Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or Adviser’s overall responsibilities with respect to the Fund and to other clients of Adviser and any affiliated person of Adviser as to which Adviser or any affiliated person of Adviser exercises investment discretion.	Same

Additional Services	Additional Services

[Adviser shall also perform such other functions of management and supervision as may be requested by the Manager and agreed to by Adviser.][2]

Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

Same

2 Bracketed text is included for QS U.S. Small Capitalization Equity Fund in lieu of the immediately preceding Section 3(a).

J-3-2

Information to Be Provided by the Manager	Information to Be Provided by the Manager

Manager has furnished Adviser with copies of each of the following:

(a) The Trust’s Declaration of Trust and all amendments thereto (“Declaration of Trust”);

(b) The Trust’s By-Laws and all amendments thereto (By-Laws”);

(c) Resolutions of the Trust’s Board of Trustees (the “Board”) authorizing the appointment of [Manager as the manager and][3] Adviser as investment adviser and approving [the Management Agreement between the Manager and the Fund (the Management Agreement”) and][4] this Agreement;

(d) The Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended, (File No. 333-162441) and the 1940 Act as filed with the Securities and Exchange Commission, including all exhibits thereto, relating to shares of beneficial interest of the Fund (herein called “Shares”) and all amendments thereto;

(e) The Fund’s most recent prospectus (such prospectus, as presently in effect and all amendments and supplements thereto as herein called the “prospectus”); and

(f) The Fund’s most recent statement of additional information (such statement of additional information, as presently in effect and all amendments and supplements thereto are herein called the “Statement of Additional Information”).

Manager will furnish Adviser from time to time with copies of all amendments of or supplements to the foregoing.

Same

Transactions with Affiliates	Transactions with Affiliates

The Trust hereby [authorizes][agrees that][5] any entity or person associated with Adviser [(or with any affiliated person of Adviser)][6] which is a member of a national securities exchange [is authorized][7] to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention [by such person associated with Adviser][8] of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) [or otherwise].[9]	Same

3 Bracketed text included for QS International Equity Fund and QS U.S. Small Capitalization Equity Fund.

4 Bracketed text included for QS International Equity Fund.

5 Bracketed text is included for QS U.S. Small Capitalization Equity Fund in lieu of the immediately preceding bracketed text.

6 Bracketed text is included for QS U.S. Small Capitalization Equity Fund.

7 Bracketed text is included for QS U.S. Small Capitalization Equity Fund.

8 Bracketed text is deleted for QS U.S. Small Capitalization Equity Fund.

9 Bracketed text is included for QS U.S. Small Capitalization Equity Fund.

J-3-3

In no instance will portfolio securities be purchased from or sold to Adviser or any affiliated person thereof except in accordance with the rules, regulations or orders promulgated by the Securities and Exchange Commission pursuant to the 1940 Act. Adviser shall also perform such other functions of management and supervision as may be requested by Manager and agreed to by Adviser.

Expenses	Expenses

During the term of this Agreement, Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities [and other property][10] (including brokerage commissions, if any) purchased for the Fund.	Same

Recordkeeping Obligations	Recordkeeping Obligations

Adviser will [as requested by the manager][11] oversee the maintenance of all books and records with respect to the securities transactions of the Fund in accordance with all applicable federal and state laws and regulations, and will furnish the Board with such periodic and special reports as the Board or Manager reasonably may request.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, Adviser hereby agrees that all books and records which it maintains for the Fund are property of the Fund and further agrees to surrender promptly to the Fund or its agents any of such records upon the Fund’s request. Adviser further agrees to preserve for the period prescribed by Rule 31a-2 under the 1940 Act, any such records required to be maintained by Rule 31a-1 under the 1940 Act.

Same

Fees	Fees

For the services that Adviser will render to Manager and the Fund under this Agreement, Manager will pay Adviser a fee, computed daily and paid monthly, [at an annual rate equal to [ ] of the fee received by Manager from the Fund, net of any waivers or reimbursements by Manager of its fee.] [at an annual rate of [ ]% of the average daily net assets of the Fund. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business on the New York Stock Exchange, or such other time as may be determined by the Board.][12] Fees due to Adviser hereunder shall be paid promptly to Adviser by	Same

10 Bracketed text is included for QS U.S. Small Capitalization Equity Fund.

11 Bracketed text is included for QS U.S. Small Capitalization Equity Fund.

12 Bracketed text is included for QS U.S. Small Capitalization Equity Fund in lieu of the immediately preceding bracketed text.

J-3-4

Manager following its receipt of fees from the Fund. If this Agreement is terminated as of any date not the last day of a calendar month, a final fee shall be paid promptly after the date of termination and shall be based on the percentage of days of the month during which the contract was still in effect

Limitation of Liability of Subadviser	Limitation of Liability of Subadviser

Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Manager or by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

[In the absence of willful misfeasance, bad faith or gross negligence on the part of Adviser, or reckless disregard of its obligations and duties hereunder, Adviser shall not be subject to any liability to the Manager, the Fund or any shareholder of the Fund, for any act or omission in the course of, or connect with, rendering services hereunder.][13]

Same

Other Activities	Other Activities

Adviser’s services hereunder are not deemed to be exclusive, and Adviser shall be free to render similar services to others. It is understood that persons em ployed by Adviser to assist in the performance of its duties hereunder might not devote their full time to such service. Nothing herein contained shall be deemed to limit or restrict the right of Adviser or any affiliate of Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Same

Allocation of Investment Opportunities	Allocation of Investment Opportunities

[The Adviser is authorized to combine orders on behalf of the Fund with orders on behalf of other clients of the Adviser, consistent with guidelines adopted by the Board.][14]	Same

Certain Defined Terms	Certain Defined Terms

As used in this Agreement, the [term[s “securities” and][15] “net assets” shall have the meaning ascribed to [it][them][16] in the Declaration of Trust; and the][17] terms “assignment,” “interested person,” [“affiliated person,”][18] and “majority of the outstanding voting	Same

13 Bracketed text is included for QS U.S. Small Capitalization Equity Fund in lieu of the immediately preceding Section 8.

14 Bracketed text included for QS International Equity Fund.

15 Bracketed text included for QS International Equity Fund.

16 Bracketed text included for QS International Equity Fund in lieu of the immediately preceding bracketed text.

17 Bracketed text is deleted for QS U.S. Small Capitalization Equity Fund.

18 Bracketed text is included for QS U.S. Small Capitalization Equity Fund.

J-3-5

securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions [and interpretations][19] as may be granted by the Securities and Exchange Commission by any rule, regulation or order[; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder].[20]

Term of Agreement	Term of Agreement

This Agreement will become effective as of [date]. If not earlier terminated, this Agreement shall continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the trustees of the Board who are not interested persons of the Trust or of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.	Same

Termination	Termination

This Agreement is terminable without penalty, by vote of the Board, by vote of a majority of the outstanding voting securities of the Fund, by Manager or by Adviser, on not less than 60 days’ notice to the Fund and/or the other party(ies) and will be terminated immediately upon any termination [with respect to the Fund of the Management Agreement between Manager and the Fund dated as of [date]][of the Management Agreement with respect to the Fund][21] [or upon the mutual written consent of Adviser, Manager, and the Fund.][22] [It is intended that each such annual approval of continuance of this Agreement occur by the anniversary of the Original Effective Date, except as may otherwise be permitted in accordance with applicable law.][23] Termination of this Agreement with respect to the Fund shall in no way affect continued performance with regard to any other portfolio of the Trust. [This Agreement will automatically and immediately terminate in the event of its assignment.][24]

[In the event this Agreement is terminated or upon written notice from Adviser at any time, the Trust hereby agrees that it will eliminate from the Fund’s name any reference to the term “QS.” The Trust, on

Same

19 Bracketed text is deleted for QS International Equity Fund.

20 Bracketed text is included for QS U.S. Small Capitalization Equity Fund.

21 Bracketed text included for QS International Equity Fund in lieu of the immediately preceding bracketed text.

22 Bracketed text is deleted for QS U.S. Small Capitalization Equity Fund.

23 Bracketed text included for QS International Equity Fund and QS U.S. Small Capitalization Equity Fund.

24 Bracketed text is deleted for QS U.S. Small Capitalization Equity Fund.

J-3-6

behalf of the Fund, shall have the non-exclusive use of the term “QS” in whole or in part only so long as this Agreement is effective or until such notice is given.][25]

Amendments; Entire Agreement; Severability	Amendments; Entire Agreement; Severability

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities.

[This Agreement shall terminate automatically in the event of its assignment or in the event that the Management Agreement shall have terminated for any reason. Any termination of this Agreement shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust, the Manager or Adviser.][26]

This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their constitution effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

Same

25 Bracketed text included for QS U.S. Small Capitalization Equity Fund.

26 Bracketed text used in lieu of the preceding paragraph for QS U.S. Small Capitalization Equity Fund.

J-3-7

Appendix J-4

Form of New Subadvisory Agreement1

BRANDYWINEGLOBAL — GLOBAL OPPORTUNITIES BOND FUND	QS U.S. SMALL CAPITALIZATION EQUITY FUND
QS INTERNATIONAL EQUITY FUND

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of [date], by and between Legg Mason Partners Fund Advisor, LLC (“Manager”), a Delaware limited liability company, and [Name of Adviser] 2 (“Adviser”), a Delaware limited liability company, each of which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, Manager is the manager of [Name of Fund] (“Fund”), a series of Legg Mason Global Asset Management Trust (the “Trust”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and

WHEREAS, Manager wishes to retain Adviser to provide investment advisory services in connection with Manager’s management of the Fund; and

WHEREAS, Adviser is willing to furnish such services on the terms and conditions hereinafter set forth:

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. Appointment. Manager hereby appoints Adviser as investment adviser for the Fund for the period and on the terms set forth in this Agreement. Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided

2. Delivery of Documents. Manager has furnished Adviser with copies of each of the following:

(a) The Trust’s Declaration of Trust and all amendments thereto (“Declaration of Trust”);

(b) The Trust’s By-Laws and all amendments thereto (By-Laws”);

(c) Resolutions of the Trust’s Board of Trustees (the “Board”) authorizing the appointment of [Manager as the manager and]3 Adviser as investment adviser and approving [the Management Agreement between the Manager and the Fund (the Management Agreement”) and]4 this Agreement;

(d) The Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended, (File No. 333-162441) and the 1940 Act as filed with the Securities and Exchange Commission, including all exhibits thereto, relating to shares of beneficial interest of the Fund (herein called “Shares”) and all amendments thereto;

(e) The Fund’s most recent prospectus (such prospectus, as presently in effect and all amendments and supplements thereto as herein called the “prospectus”); and

1 In addition to differences noted in this Appendix, there may be minor, non-substantive variations among the agreements for certain funds.

2 In this Agreement, the term “Adviser” refers to a “Subadviser.” For agreements among two Subadvisers, references to the Adviser are replaced by references to the Subadviser being engaged, unless otherwise noted.

3 Bracketed text included for QS International Equity Fund and QS U.S. Small Capitalization Equity Fund.

4 Bracketed text included for QS International Equity Fund.

J-4-1

(f) The Fund’s most recent statement of additional information (such statement of additional information, as presently in effect and all amendments and supplements thereto are herein called the “Statement of Additional Information”).

Manager will furnish Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3. Investment Advisory Services.

(a)    Subject to the supervision of the Board and Manager, Adviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities consistent with the Fund’s investment objective, policies and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information. Adviser shall determine from time to time what securities will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Declaration of Trust and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objective, policies, and limitations of the Fund. Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, Adviser will attempt to obtain the best net price and the most favorable execution of its orders; however, Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Fund with research, analysis, advice and similar services, and Adviser may pay to these brokers, in return for research and analysis, a higher commission than may be charged by other brokers. [The Adviser is authorized to combine orders on behalf of the Fund with orders on behalf of other clients of the Adviser, consistent with guidelines adopted by the Board.]5 In no instance will portfolio securities be purchased from or sold to Adviser or any affiliated person thereof except in accordance with the rules, regulations or orders promulgated by the Securities and Exchange Commission pursuant to the 1940 Act. Adviser shall also perform such other functions of management and supervision as may be requested by Manager and agreed to by Adviser.

[(a) Subject to the supervision of the Board and the Manager, Adviser shall as requested by the Manager regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s current Prospectus and Statement of Additional Information. Adviser shall as requested by the Manager determine from time to time what securities or other property will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Declaration of Trust and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies, and restrictions of the Fund, as each of the foregoing may be amended from time to time. Adviser will as requested by the Manager place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a “broker”). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Fund, Adviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into consideration market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Board may determine and communicate to Adviser in writing, Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services to Adviser or

5 Bracketed text included for QS International Equity Fund.

J-4-2

any affiliated person of Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or Adviser’s overall responsibilities with respect to the Fund and to other clients of Adviser and any affiliated person of Adviser as to which Adviser or any affiliated person of Adviser exercises investment discretion. Adviser shall also perform such other functions of management and supervision as may be requested by the Manager and agreed to by Adviser.]6

(b) Adviser will [as requested by the manager]7 oversee the maintenance of all books and records with respect to the securities transactions of the Fund in accordance with all applicable federal and state laws and regulations, and will furnish the Board with such periodic and special reports as the Board or Manager reasonably may request.

(c) The Trust hereby [authorizes][agrees that]8 any entity or person associated with Adviser [(or with any affiliated person of Adviser)]9 which is a member of a national securities exchange [is authorized]10 to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention [by such person associated with Adviser]11 of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) [or otherwise].12

4. Services Not Exclusive. Adviser’s services hereunder are not deemed to be exclusive, and Adviser shall be free to render similar services to others. It is understood that persons employed by Adviser to assist in the performance of its duties hereunder might not devote their full time to such service. Nothing herein contained shall be deemed to limit or restrict the right of Adviser or any affiliate of Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Adviser hereby agrees that all books and records which it maintains for the Fund are property of the Fund and further agrees to surrender promptly to the Fund or its agents any of such records upon the Fund’s request. Adviser further agrees to preserve for the period prescribed by Rule 31a-2 under the 1940 Act, any such records required to be maintained by Rule 31a-1 under the 1940 Act

6. Expenses. During the term of this Agreement, Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities [and other property]13 (including brokerage commissions, if any) purchased for the Fund.

7. Compensation. For the services that Adviser will render to Manager and the Fund under this Agreement, Manager will pay Adviser a fee, computed daily and paid monthly, [at an annual rate equal to [        ] of the fee received by Manager from the Fund, net of any waivers or reimbursements by Manager of its fee.] [at an annual rate of [    ]% of the average daily net assets of the Fund. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business on the New York Stock Exchange, or such other time as may be determined by the Board.]14 Fees due to Adviser hereunder shall be paid promptly to Adviser by Manager following its receipt of fees from the Fund. If this

6 Bracketed text is included for QS U.S. Small Capitalization Equity Fund in lieu of the immediately preceding Section 3(a).

7 Bracketed text is included for QS U.S. Small Capitalization Equity Fund.

8 Bracketed text is included for QS U.S. Small Capitalization Equity Fund in lieu of the immediately preceding bracketed text.

9 Bracketed text is included for QS U.S. Small Capitalization Equity Fund.

10 Bracketed text is included for QS U.S. Small Capitalization Equity Fund.

11 Bracketed text is deleted for QS U.S. Small Capitalization Equity Fund.

12 Bracketed text is included for QS U.S. Small Capitalization Equity Fund.

13 Bracketed text is included for QS U.S. Small Capitalization Equity Fund.

14 Bracketed text is included for QS U.S. Small Capitalization Equity Fund in lieu of the immediately preceding bracketed text.

J-4-3

Agreement is terminated as of any date not the last day of a calendar month, a final fee shall be paid promptly after the date of termination and shall be based on the percentage of days of the month during which the contract was still in effect

8. Limitation of Liability. Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Manager or by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

[8. Limitation of Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of Adviser, or reckless disregard of its obligations and duties hereunder, Adviser shall not be subject to any liability to the Manager, the Fund or any shareholder of the Fund, for any act or omission in the course of, or connect with, rendering services hereunder.]15

9. Definitions. As used in this Agreement, the [term[s “securities” and]16 “net assets” shall have the meaning ascribed to [it][them]17 in the Declaration of Trust; and the]18 terms “assignment,” “interested person,” [“affiliated person,”]19 and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions [and interpretations]20 as may be granted by the Securities and Exchange Commission by any rule, regulation or order[; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder].21

10. Duration and Termination. This Agreement will become effective as of [date]. If not earlier terminated, this Agreement shall continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the trustees of the Board who are not interested persons of the Trust or of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, by vote of the Board, by vote of a majority of the outstanding voting securities of the Fund, by Manager or by Adviser, on not less than 60 days’ notice to the Fund and/or the other party(ies) and will be terminated immediately upon any termination [with respect to the Fund of the Management Agreement between Manager and the Fund dated as of [date]][of the Management Agreement with respect to the Fund]22 [or upon the mutual written consent of Adviser, Manager, and the Fund.]23 [It is intended that each such annual approval of continuance of this Agreement occur by the anniversary of the Original Effective Date, except as may otherwise be permitted in accordance with applicable law.]24 Termination of this Agreement with respect to the Fund shall in no way affect continued performance with regard to any other portfolio of the Trust. [This Agreement will automatically and immediately terminate in the event of its assignment.]25

11. Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

15 Bracketed text is included for QS U.S. Small Capitalization Equity Fund in lieu of the immediately preceding Section 8.

16 Bracketed text included for QS International Equity Fund.

17 Bracketed text included for QS International Equity Fund in lieu of the immediately preceding bracketed text.

18 Bracketed text is deleted for QS U.S. Small Capitalization Equity Fund.

19 Bracketed text is included for QS U.S. Small Capitalization Equity Fund.

20 Bracketed text is deleted for QS International Equity Fund.

21 Bracketed text is included for QS U.S. Small Capitalization Equity Fund.

22 Bracketed text included for QS International Equity Fund in lieu of the immediately preceding bracketed text.

23 Bracketed text is deleted for QS U.S. Small Capitalization Equity Fund.

24 Bracketed text included for QS International Equity Fund and QS U.S. Small Capitalization Equity Fund.

25 Bracketed text is deleted for QS U.S. Small Capitalization Equity Fund.

J-4-4

12. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities.

[12. No Assignment Amendments. This Agreement shall terminate automatically in the event of its assignment or in the event that the Management Agreement shall have terminated for any reason. Any termination of this Agreement pursuant to Section 10 shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust, the Manager or Adviser.]26

13. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their constitution effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

[14. Non-Exclusive Right. In the event this Agreement is terminated or upon written notice from Adviser at any time, the Trust hereby agrees that it will eliminate from the Fund’s name any reference to the term “QS.” The Trust, on behalf of the Fund, shall have the non-exclusive use of the term “QS” in whole or in part only so long as this Agreement is effective or until such notice is given.]27

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

[NAME OF ADVISER]

By:
Name:
Title:

26 Bracketed text included for QS U.S. Small Capitalization Equity Fund in lieu of the immediately preceding Section 12.

27 Bracketed text included for QS U.S. Small Capitalization Equity Fund.

J-4-5

LMB 007CFN0EAF

LEGG MASON-SPONSORED FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned, hereby appoints Jane E. Trust, Robert I. Frenkel, Thomas C. Mandia, Jeanne M. Kelly, George P. Hoyt, Tara Gormel, Angela N. Velez, Todd Lebo, Rosemary D. Emmens, Harris Goldblat, Susan Lively and Marc De Oliveira and each of them, proxies with several powers of substitution, to attend the Joint Special Meeting of Shareholders scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on July 14, 2020 at 11:00 a.m. (Eastern time), or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting(s) of Shareholders scheduled to be held on July 14, 2020.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmf-31298

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE: Call 1-800-337-3503 Follow the recorded instructions available 24 hours

LMF_31298_040320_LM

FUNDS	FUNDS	FUNDS
Brandywineglobal - Intl Opportunities Bond FD	Brandywineglobal Global Opp Bond FD (USD Hedged)	Brandywineglobal-Alternative Credit Fund
Brandywineglobal-Div Us Large Cap Value	Brandywineglobal-Dyn Us Large Cap Value FD	Brandywineglobal-Global Flexible Income FD
Brandywineglobal-Global High Yield Fund	Brandywineglobal-Global Opportunities Bond FD	Brandywineglobal-Global Unconstrained Bond
Clearbridge Global Infrastructure Income Fund	Clearbridge International Growth Fund	Clearbridge Small Cap Fund
Clearbridge Value Trust	Martin Currie Emerging Markets Fund	Martin Currie International Unconstrained Equity Fund

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website http://leggmason.com/virtualproxyfundsmeeting. We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals The Board responsible for your Fund(s) recommends that you vote “FOR” the Proposals with respect to your Fund(s).

1.	To approve a new management agreement with:

1-A.	Legg Mason Partners Fund Advisor, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Brandywineglobal - Intl Opportunities Bond FD	☐	☐	☐	02 Brandywineglobal Global Opp Bond FD (USD Hedged)	☐	☐	☐
03 Brandywineglobal-Alternative Credit Fund	☐	☐	☐	04 Brandywineglobal-Div Us Large Cap Value	☐	☐	☐
05 Brandywineglobal-Dyn Us Large Cap Value FD	☐	☐	☐	06 Brandywineglobal-Global Flexible Income FD	☐	☐	☐
07 Brandywineglobal-Global High Yield Fund	☐	☐	☐	08 Brandywineglobal-Global Opportunities Bond FD	☐	☐	☐
09 Brandywineglobal-Global Unconstrained Bond	☐	☐	☐	10 Clearbridge Global Infrastructure Income Fund	☐	☐	☐
11 Martin Currie Emerging Markets Fund	☐	☐	☐	12 Martin Currie International Unconstrained Equity Fund	☐	☐	☐

+

1-B.	ClearBridge Investments, LLC

	FOR	AGAINST	ABSTAIN
01 Clearbridge International Growth Fund	☐	☐	☐
03 Clearbridge Value Trust	☐	☐	☐

	FOR	AGAINST	ABSTAIN
02 Clearbridge Small Cap Fund	☐	☐	☐

2.	To approve a New Subadvisory Agreement with:

2-A.	Brandywine Global Investment Management, LLC

	FOR	AGAINST	ABSTAIN
01 Brandywineglobal - Intl Opportunities Bond FD	☐	☐	☐
03 Brandywineglobal-Alternative Credit Fund	☐	☐	☐
05 Brandywineglobal-Dyn Us Large Cap Value FD	☐	☐	☐
07 Brandywineglobal-Global High Yield Fund	☐	☐	☐
09 Brandywineglobal-Global Unconstrained Bond	☐	☐	☐

	FOR	AGAINST	ABSTAIN
02 Brandywineglobal Global Opp Bond FD (USD Hedged)	☐	☐	☐
04 Brandywineglobal-Div Us Large Cap Value	☐	☐	☐
06 Brandywineglobal-Global Flexible Income FD	☐	☐	☐
08 Brandywineglobal-Global Opportunities Bond FD	☐	☐	☐

2-B	ClearBridge Investments, LLC

Non-Applicable to your Fund(s)

2-C	ClearBridge RARE Infrastructure (North America) Pty Limited

	FOR	AGAINST	ABSTAIN
01 Clearbridge Global Infrastructure Income Fund	☐	☐	☐

2-D	Martin Currie Inc.

	FOR	AGAINST	ABSTAIN
01 Martin Currie Emerging Markets Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
02 Martin Currie International Unconstrained Equity Fund	☐	☐	☐

2-E	QS Investors, LLC

Non-Applicable to your Fund(s)

2-E1	QS Investors, LLC

Non-Applicable to your Fund(s)

2-E2	QS Investors, LLC

Non-Applicable to your Fund(s)

2-F	Western Asset Management Company, LLC

	FOR	AGAINST	ABSTAIN
01 Clearbridge Global Infrastructure Income Fund	☐	☐	☐
03 Clearbridge Small Cap Fund	☐	☐	☐
05 Martin Currie Emerging Markets Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
02 Clearbridge International Growth Fund	☐	☐	☐
04 Clearbridge Value Trust	☐	☐	☐
06 Martin Currie International Unconstrained Equity Fund	☐	☐	☐

2-F1	Western Asset Management Company, LLC

Non-Applicable to your Fund(s)

2-F2	Western Asset Management Company, LLC

Non-Applicable to your Fund(s)

2-G	Western Asset Management Company Limited.

Non-Applicable to your Fund(s)

2-H	Western Asset Management Company Ltd

Non-Applicable to your Fund(s)

3.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

⬛	xxxxxxxxxxxxxx	LMF2 31298	xxxxxxxxxxxxxx	+

LEGG MASON-SPONSORED FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned, hereby appoints Jane E. Trust, Robert I. Frenkel, Thomas C. Mandia, Jeanne M. Kelly, George P. Hoyt, Tara Gormel, Angela N. Velez, Todd Lebo, Rosemary D. Emmens, Harris Goldblat, Susan Lively and Marc De Oliveira and each of them, proxies with several powers of substitution, to attend the Joint Special Meeting of Shareholders scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on July 14, 2020 at 11:00 a.m. (Eastern time), or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting(s) of Shareholders scheduled to be held on July 14, 2020.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmf-31298

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE: Call 1-800-337-3503 Follow the recorded instructions available 24 hours

LMF_31298_040320_LM

FUNDS	FUNDS	FUNDS
Martin Currie Smash Series Em Fund	QS Global Market Neutral Fund	QS International Equity Fund
QS Strategic Real Return Fund	QS U.S. Small Capitalization Equity Fund

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website http://leggmason.com/virtualproxyfundsmeeting. We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals The Board responsible for your Fund(s) recommends that you vote “FOR” the Proposals with respect to your Fund(s).

1.	To approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC.

1A.	Legg Mason Partners Fund Advisor, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Martin Currie Smash Series Em Fund	☐	☐	☐	02 QS Global Market Neutral Fund	☐	☐	☐
03 QS International Equity Fund	☐	☐	☐	04 QS Strategic Real Return Fund	☐	☐	☐
05 QS U.S. Small Capitalization Equity Fund	☐	☐	☐

+

1B.	ClearBridge Investments, LLC

Non-Applicable to your Fund(s)

2.	To approve a New Subadvisory Agreement with:

2-A	Brandywine Global Investment Management, LLC

Non-Applicable to your Fund(s)

2-B	ClearBridge Investments, LLC

	FOR	AGAINST	ABSTAIN
01 QS Strategic Real Return Fund	☐	☐	☐

2-C	ClearBridge RARE Infrastructure (North America) Pty Limited

Non-Applicable to your Fund(s)

2-D	Martin Currie Inc.

	FOR	AGAINST	ABSTAIN
01 Martin Currie Smash Series Em Fund	☐	☐	☐

2-E	QS Investors, LLC

	FOR	AGAINST	ABSTAIN
01 QS Global Market Neutral Fund	☐	☐	☐
03 QS U.S. Small Capitalization Equity Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
02 QS International Equity Fund	☐	☐	☐

2-E1	QS Investors, LLC

	FOR	AGAINST	ABSTAIN
01 QS Strategic Real Return Fund	☐	☐	☐

2-E2	QS Investors, LLC

	FOR	AGAINST	ABSTAIN
01 QS Strategic Real Return Fund	☐	☐	☐

2-F	Western Asset Management Company Ltd

	FOR	AGAINST	ABSTAIN
01 Martin Currie Smash Series Em Fund	☐	☐	☐
03 QS International Equity Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
02 QS Global Market Neutral Fund	☐	☐	☐
04 QS U.S. Small Capitalization Equity Fund	☐	☐	☐

2-F1	Western Asset Management Company Ltd

	FOR	AGAINST	ABSTAIN
01 QS Strategic Real Return Fund	☐	☐	☐

2-F2	Western Asset Management Company Ltd

	FOR	AGAINST	ABSTAIN
01 QS Strategic Real Return Fund	☐	☐	☐

2-G	Western Asset Management Company Pte. Ltd.

	FOR	AGAINST	ABSTAIN
01 QS Strategic Real Return Fund	☐	☐	☐

2-H	Western Asset Management Company Ltd

	FOR	AGAINST	ABSTAIN
01 QS Strategic Real Return Fund	☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

+

⬛	xxxxxxxxxxxxxx	LMF2 31298	xxxxxxxxxxxxxx

LEGG MASON-SPONSORED FUNDS

VOTING INSTRUCTION CARD FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

[INSURANCE COMPANY NAME DROP-IN]

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the below-named fund(s) (the “Fund”).

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund(s) be cast as directed on the reverse side at the Joint Special Meeting of Shareholders scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on July 14, 2020 at 11:00 a.m. (Eastern time), or at any adjournment or postponement thereof, as fully as the undersigned would be entitled to vote if personally present. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Voting Instruction Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting(s) of Shareholders scheduled to be held on July 14, 2020.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmf-31298

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE: Call 1-866-298-8476 Follow the recorded instructions available 24 hours

LMF_31298_040820_LM_VI

FUNDS	FUNDS	FUNDS
Brandywineglobal - Intl Opportunities Bond FD	Brandywineglobal Global Opp Bond FD (USD Hedged)	Brandywineglobal-Alternative Credit Fund
Brandywineglobal-Div Us Large Cap Value	Brandywineglobal-Dyn Us Large Cap Value FD	Brandywineglobal-Global Flexible Income FD
Brandywineglobal-Global High Yield Fund	Brandywineglobal-Global Opportunities Bond FD	Brandywineglobal-Global Unconstrained Bond
Clearbridge Global Infrastructure Income Fund	Clearbridge International Growth Fund	Clearbridge Small Cap Fund
Clearbridge Value Trust	Martin Currie Emerging Markets Fund	Martin Currie International Unconstrained Equity Fund

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website http://leggmason.com/virtualproxyfundsmeeting. We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals The Board responsible for your Fund(s) recommends that you vote “FOR” the Proposals with respect to your Fund(s).

1.	To approve a new management agreement with:

1-A.	Legg Mason Partners Fund Advisor, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Brandywineglobal - Intl Opportunities Bond FD	☐	☐	☐	02 Brandywineglobal Global Opp Bond FD (USD Hedged)	☐	☐	☐
03 Brandywineglobal-Alternative Credit Fund	☐	☐	☐	04 Brandywineglobal-Div Us Large Cap Value	☐	☐	☐
05 Brandywineglobal-Dyn Us Large Cap Value FD	☐	☐	☐	06 Brandywineglobal-Global Flexible Income FD	☐	☐	☐
07 Brandywineglobal-Global High Yield Fund	☐	☐	☐	08 Brandywineglobal-Global Opportunities Bond FD	☐	☐	☐
09 Brandywineglobal-Global Unconstrained Bond	☐	☐	☐	10 Clearbridge Global Infrastructure Income Fund	☐	☐	☐
11 Martin Currie Emerging Markets Fund	☐	☐	☐	12 Martin Currie International Unconstrained Equity Fund	☐	☐	☐

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1-B.	ClearBridge Investments, LLC

	FOR	AGAINST	ABSTAIN
01 Clearbridge International Growth Fund	☐	☐	☐
03 Clearbridge Value Trust	☐	☐	☐

	FOR	AGAINST	ABSTAIN
02 Clearbridge Small Cap Fund	☐	☐	☐

2.	To approve a New Subadvisory Agreement with:

2-A.	Brandywine Global Investment Management, LLC

	FOR	AGAINST	ABSTAIN
01 Brandywineglobal - Intl Opportunities Bond FD	☐	☐	☐
03 Brandywineglobal-Alternative Credit Fund	☐	☐	☐
05 Brandywineglobal-Dyn Us Large Cap Value FD	☐	☐	☐
07 Brandywineglobal-Global High Yield Fund	☐	☐	☐
09 Brandywineglobal-Global Unconstrained Bond	☐	☐	☐

	FOR	AGAINST	ABSTAIN
02 Brandywineglobal Global Opp Bond FD (USD Hedged)	☐	☐	☐
04 Brandywineglobal-Div Us Large Cap Value	☐	☐	☐
06 Brandywineglobal-Global Flexible Income FD	☐	☐	☐
08 Brandywineglobal-Global Opportunities Bond FD	☐	☐	☐

2-B	ClearBridge Investments, LLC

Non-Applicable to your Fund(s)

2-C	ClearBridge RARE Infrastructure (North America) Pty Limited

	FOR	AGAINST	ABSTAIN
01 Clearbridge Global Infrastructure Income Fund	☐	☐	☐

2-D	Martin Currie Inc.

	FOR	AGAINST	ABSTAIN
01 Martin Currie Emerging Markets Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
02 Martin Currie International Unconstrained Equity Fund	☐	☐	☐

2-E	QS Investors, LLC

Non-Applicable to your Fund(s)

2-E1	QS Investors, LLC

Non-Applicable to your Fund(s)

2-E2	QS Investors, LLC

Non-Applicable to your Fund(s)

2-F	Western Asset Management Company, LLC

	FOR	AGAINST	ABSTAIN
01 Clearbridge Global Infrastructure Income Fund	☐	☐	☐
03 Clearbridge Small Cap Fund	☐	☐	☐
05 Martin Currie Emerging Markets Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
02 Clearbridge International Growth Fund	☐	☐	☐
04 Clearbridge Value Trust	☐	☐	☐
06 Martin Currie International Unconstrained Equity Fund	☐	☐	☐

2-F1	Western Asset Management Company, LLC

Non-Applicable to your Fund(s)

2-F2	Western Asset Management Company, LLC

Non-Applicable to your Fund(s)

2-G	Western Asset Management Company Limited.

Non-Applicable to your Fund(s)

2-H	Western Asset Management Company Ltd

Non-Applicable to your Fund(s)

3.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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⬛	xxxxxxxxxxxxxx	LMF2 31298	xxxxxxxxxxxxxx	+

LEGG MASON-SPONSORED FUNDS

VOTING INSTRUCTION CARD FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

[INSURANCE COMPANY NAME DROP-IN]

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the below-named fund(s) (the “Fund”).

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund(s) be cast as directed on the reverse side at the Joint Special Meeting of Shareholders scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on July 14, 2020 at 11:00 a.m. (Eastern time), or at any adjournment or postponement thereof, as fully as the undersigned would be entitled to vote if personally present. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Voting Instruction Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting(s) of Shareholders scheduled to be held on July 14, 2020.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmf-31298

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE: Call 1-866-298-8476 Follow the recorded instructions available 24 hours

LMF_31298_040820_LM

FUNDS	FUNDS	FUNDS
Martin Currie Smash Series Em Fund	QS Global Market Neutral Fund	QS International Equity Fund
QS Strategic Real Return Fund	QS U.S. Small Capitalization Equity Fund

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website http://leggmason.com/virtualproxyfundsmeeting. We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals The Board responsible for your Fund(s) recommends that you vote “FOR” the Proposals with respect to your Fund(s).

1.	To approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC.

1A.	Legg Mason Partners Fund Advisor, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Martin Currie Smash Series Em Fund	☐	☐	☐	02 QS Global Market Neutral Fund	☐	☐	☐
03 QS International Equity Fund	☐	☐	☐	04 QS Strategic Real Return Fund	☐	☐	☐
05 QS U.S. Small Capitalization Equity Fund	☐	☐	☐

+

1B.	ClearBridge Investments, LLC

Non-Applicable to your Fund(s)

2.	To approve a New Subadvisory Agreement with:

2-A	Brandywine Global Investment Management, LLC

Non-Applicable to your Fund(s)

2-B	ClearBridge Investments, LLC

	FOR	AGAINST	ABSTAIN
01 QS Strategic Real Return Fund	☐	☐	☐

2-C	ClearBridge RARE Infrastructure (North America) Pty Limited

Non-Applicable to your Fund(s)

2-D	Martin Currie Inc.

	FOR	AGAINST	ABSTAIN
01 Martin Currie Smash Series Em Fund	☐	☐	☐

2-E	QS Investors, LLC

	FOR	AGAINST	ABSTAIN
01 QS Global Market Neutral Fund	☐	☐	☐
03 QS U.S. Small Capitalization Equity Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
02 QS International Equity Fund	☐	☐	☐

2-E1	QS Investors, LLC

	FOR	AGAINST	ABSTAIN
01 QS Strategic Real Return Fund	☐	☐	☐

2-E2	QS Investors, LLC

	FOR	AGAINST	ABSTAIN
01 QS Strategic Real Return Fund	☐	☐	☐

2-F	Western Asset Management Company Ltd

	FOR	AGAINST	ABSTAIN
01 Martin Currie Smash Series Em Fund	☐	☐	☐
03 QS International Equity Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
02 QS Global Market Neutral Fund	☐	☐	☐
04 QS U.S. Small Capitalization Equity Fund	☐	☐	☐

2-F1	Western Asset Management Company Ltd

	FOR	AGAINST	ABSTAIN
01 QS Strategic Real Return Fund	☐	☐	☐

2-F2	Western Asset Management Company Ltd

	FOR	AGAINST	ABSTAIN
01 QS Strategic Real Return Fund	☐	☐	☐

2-G	Western Asset Management Company Pte. Ltd.

	FOR	AGAINST	ABSTAIN
01 QS Strategic Real Return Fund	☐	☐	☐

2-H	Western Asset Management Company Ltd

	FOR	AGAINST	ABSTAIN
01 QS Strategic Real Return Fund	☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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⬛	xxxxxxxxxxxxxx	LMF2 31298	xxxxxxxxxxxxxx